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[SUNAMERICA LOGO]


                                        SunAmerica
                                   Style SELECT Series -Registered Trademark-
                                       [ART GRAPHIC]
                                               1999
                                  Semiannual Report



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A Message from the President
---------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

    We are very pleased that your funds experienced a very good semiannual period. We are particularly proud to highlight our Aggressive Growth Portfolio and our Focus Portfolio, both of which ranked in the top 15% of their category averages for their performance for the six months ending April 30, 1999, according to Lipper Analytical Services. The Mid-Cap Growth Portfolio outperformed its Lipper category average for the semiannual period as well. Each of these Portfolios, along with the Small-Cap Value, Value, and Large-Cap Value Portfolios, also outperformed their respective Morningstar benchmark indices for their six-month performance. (Returns do not reflect the impact of sales charges.)

    As a leader in bringing multi-managed mutual funds to the marketplace, we believe it is important to continually enhance our Style SELECT Series fund family in response to your growing investment needs. During the semiannual period ending April 30, 1999, we made 3 key changes that contributed to this success.
    - On April 1, 1999, we launched a portfolio featuring two managers well-recognized for their Growth and Income management style -- Tom Marsico of Marsico Capital Management and Francis Gannon of SunAmerica Asset Management. This new fund replaces our Large-Cap Blend Portfolio and will hold a maximum of 60 stocks.
    - Based on much research and experience, we determined that the International Equity Portfolio is better structured with two subadvisers, rather than three. Thus, since March 1, 1999, management duties for this fund have been allocated between its two best performers: Bankers Trust and Rowe-Price Fleming.
    - Among our six style-based portfolios, we made one management change to achieve greater consistency of style and added performance potential. On December 1, 1998, American Century joined Davis Selected Advisers and Neuberger Berman as one of the three subadvisers equally managing the Value Portfolio. In commenting on American Century's four-star like-fund, Morningstar commented, "It boasts fine returns, but its resilience is still its main selling point....The Fund has proven durable in difficult markets, earning one of the category's best three-year risk scores."*

    On the following pages, one Adviser from each of the nine Style SELECT Series portfolios discusses the management of their portion of the Portfolio over the semiannual period and his or her investment outlook for the remainder of 1999. You will also find a complete financial summary and a listing of holdings for each Portfolio.

    Clearly, this has been a period of exciting initiatives and opportunities for SunAmerica Mutual Funds. We have enhanced the Style SELECT Series to bring you a group of style-based and stylized multi-managed investment choices designed to provide you with the same approach used by many of today's largest and most successful institutional investors.
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    We thank you for being a part of the success of the Style SELECT Series. We value your confidence in us and look forward to continuing to serve your investment needs in the future.

Sincerely,

 [/S/ PETER A. HARBECK]

Peter A. Harbeck
President

* Morningstar, January 21, 1999. Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1998. They are subject to change every month and are calculated from the Fund's 3-year average annual total return in excess of 90-day T-bill returns. Top 10% of the funds in the investment category receive 5 stars and the next 22.5% receive a 4-star rating. Past performance is no guarantee of future results.
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CHRISTOPHER C. DAVIS
PORTFOLIO MANAGER

[DAVIS SELECTED ADVISERS LOGO]

LARGE-CAP VALUE PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: Our value-oriented investment style entails top-down and bottom-up disciplines concurrently. That is, we first attempt to identify broad macroeconomic trends that may affect the long-term growth potential of different sectors or industries in order to focus our research efforts. However, we ultimately choose investments on a company-by-company basis.

    Our strategy is to focus on high quality, well-managed, fundamentally sound, large-capitalization companies with strong potential for long-term growth of earnings. We adhere to a rigorous price discipline and pay careful attention to the valuations and earnings multiples of every company we own or consider for investment. Companies purchased often have strong brand names. We believe in patient, long-term investment practices and are wary of investment fads. Rather, we concentrate on the underlying economic and business fundamentals of each investment, because we believe that managing risk is key to delivering superior long-term investment results. So, before we consider how much we might earn on a new investment, we always consider how much we might lose.

    Our portion of the Large-Cap Value Portfolio outpaced the return of the S&P/Barra Value Index over the six months ending April 30, 1999. It also outperformed the S&P 500 Index, a benchmark largely comprised of growth stocks, over the same period. This is particularly impressive because large-cap value stocks in general trailed large growth stocks. Several of our top positions posted strong performance, led by Morgan Stanley Dean Witter. This company is often cited as a successful marriage of investment banking and brokerage cultures. In fact, the company announced a notable 50% increase in first quarter earnings for 1999 over the same period in 1998 due to strong performance across its securities operation, including investment banking, corporate finance, sales and trading, and retail brokerage.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Also in the financial services sector, Citigroup and American Express contributed positively to Portfolio performance. Financial services continues to be an important investment theme in the Portfolio, as we believe this industry is benefiting from a long secular growth trend fueled by increased consumer demand from "baby boomers" entering their peak saving and investment years.

    Technology stocks were another important component of the Portfolio. The first four months of calendar 1999 witnessed much volatility in stock prices in general and in the technology sector in
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particular. IBM was no exception to this volatility, but it still posted a six-month return of 41.26%. IBM announced many new agreements for its powerful information technology service division as well as an important $16 billion strategic technology pact with Dell Computer. We believe such activity could have a positive impact on IBM's long-term business growth.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: Many skeptics nervously ponder whether the stock market can continue to post 20+% annual returns. Indeed, the outlook is mixed. On the one hand, there continues to be many positive forces supporting stock prices. The U.S. economy continues to exhibit strong, steady growth without overheating. Broad corporate profit growth is still positive although slowing. On the global front, the liquidity crisis in Brazil appears to have been contained, Asian economies seem to be stabilizing, and the U.S. equity market appears to have erased any fears of further currency and liquidity crises in developing nations. However, long-term interest rates have recently retreated, and some analysts have commented that the quality of earnings may erode as many leading large cap companies make write-offs from recent merger activity. Unless interest rates decline or companies show strong, high quality earnings in the next few quarters, the equity market may remain in a trading range.

    Despite this uncertainty, there continues to be high expectations among investors for future performance. It seems that the strong upward growth of stock prices in the 1990s has given investors a new sense of "manifest destiny." Investment dollars have continued to chase the leading stocks of the S&P 500 Index, pushing these large cap companies to stratospheric valuations. The S&P 500 Index, which was originally designed to be a broad proxy of the U.S. stock market, has become increasingly dominated by high-multiple, large cap growth companies with a high concentration among its leading members. Indeed, as of the end of April 1999, the top 40 stocks equaled 49% of the total market cap of the Index, with the two largest members, Microsoft and General Electric, totaling 7% alone. Some market participants have argued that the high valuations and narrow leadership are warranted and that there needs to be a new paradigm for valuing companies in the new Information Age. However, we at Davis Selected Advisers caution investors against the belief that "it's different this time."

    Richard T. Cunniff and William J. Ruane, the managers of the legendary Sequoia Fund, wrote, "the market currently is awarding extremely high price/earnings ratios to both prime and secondary growth stocks despite the clear historical evidence that every investment fashion, when carried to excess, has led to a painful correction." These words were written in a Letter to Shareholders in March 1972, only months before the original "Nifty Fifty" collapsed in price. We concur with Mr. Cunniff and Mr. Ruane. Our thirty years of experience in the markets support the view that investors should concentrate not only on the quality of businesses they choose for investment, but on the price and valuations that they pay for investment as well. We intend to do so in the Large-Cap Value Portfolio, and thus remain steadfast to our investment philosophy, discipline and style.
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PHILLIP N. DAVIDSON AND SCOTT MOORE
PORTFOLIO MANAGERS

[AMERICAN CENTURY LOGO]

VALUE PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: We've been managing our portion of the Portfolio since December 1, 1998, and so our discussion is from that point through the end of the semiannual period on April 30, 1999. That said, American Century invests in a highly diversified array of undervalued stocks across a number of industries using a total return strategy, emphasizing yield. We use a disciplined, value-oriented, bottom-up equity investment approach, looking to profit from eventual recognition of the true value of the Portfolio's holdings. In selecting equities for purchase, we use an extensive proprietary database to identify securities we consider to have above-average dividend yields, dividend-paying ability, and capital appreciation potential. We also tend to adjust the Portfolio following periods of notable performance. If a particular stock slips more than fundamentals would warrant, all else being equal, we generally buy more of it, while a stock or industry that outperforms is likely to be trimmed back.

    Overall, performance for the period ending April 30, 1999 was solid, with our Portfolio benefiting more from specific stock selection than from sector selection. As a result, we made very few tactical changes in our sector or industry weightings. Our strong relative results are particularly notable given that investors continued their preference for the more visible growth and liquidity of large-cap growth stocks through most of the semiannual period. Small- and mid-cap shares struggled, and conservatively valued stocks also had to swim against the current. However, there were positive signs. First, as large-cap stocks became pricier in recent years, mid-cap firms have become increasingly attractive on a valuation basis, and as a result, we have seen unprecedented consolidation in a number of industries. Second, towards the end of the first calendar quarter, as oil and other commodities prices increased and concerns rose that inflation may be reignited, growth stocks sold off to a degree, cyclical stocks returned to favor, and the equity market in general broadened out just a bit.

    Within American Century's portion of the Value Portfolio, our stake in machinery and equipment manufacturers decreased due to consolidation within that industry. We increased exposure to the utilities sector, primarily gas utilities. Recent earnings were weak due to warm weather, leading to a decrease in demand and a less than favorable pricing environment. Weather being cyclical, we feel this is a short-term concern for an otherwise stable industry and look to maintain a meaningful position in gas utilities.
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    The recent rebound in energy prices due to supply/demand dynamics helped our position in that sector. Other high quality companies, such as Minnesota Mining
& Manufacturing (3M) and Nalco Chemical Company, benefited from rotation to the cyclical area, contributing to the performance of the Portfolio. Further consolidation in the banking industry helped our stocks in that sector.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Merger and acquisition activity within several sectors was helpful to performance. We don't specifically look for companies that are likely acquisition candidates, but we have been finding an abundance of such companies available, and these companies often demonstrate the characteristics we look for. Sbarro, a chain of family-oriented Italian restaurants, is a good example. More than a year ago, members of the Sbarro family attempted to take the company private by buying out the 65% of the company it did not currently own. That offer was rejected by shareholders, and the Sbarros subsequently increased their offer price. Although the deal has not been completed, the stock price has fared increasingly well throughout the negotiations and contributed nicely to returns. Another example is Browning-Ferris, the second largest waste disposal company in the United States. This company is being acquired by Allied Waste Industries, which, at the end of the semiannual period, was driving its stock price up.

    Other stocks that performed well were Mercantile Bancorp, Unocal Corp., Consolidated Paper, First Virginia Bank, Baker Hughes, Inc., American Bankers, and Belco Oil and Gas.

    Food and beverage companies detracted from results. Two names that disappointed were Interstate Bakeries and Lance Inc. Interstate is the nation's largest wholesale baker and distributor of fresh bread and snack cakes. Pricing pressure and increasing competition drove the company's stock down. However, Interstate remains competitive and its balance sheet is strong, so we held the position. Lance also makes bakery products, along with snack food items that are sold in convenience and grocery stores and through their proprietary vending machine operation. The snack food business is generally considered a low-growth industry, and Lance has had trouble advancing its sales and earnings due to competitive pressures. We were attracted to the company because it has an extensive distribution network and more than enough cash to cover its liabilities in a net cash position. We believe Lance's problems are temporary and so we held that position as well. Other stocks that detracted from Portfolio performance were National Presto, JC Penney, Tenneco, and Avista Corporation.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: Although market conditions in recent months have been frustrating for value investors and managers alike, we remain disciplined in our effort to seek mature, out-of-favor companies with good relative yields and fundamentally sound underlying businesses. The good news is that we are seeing an abundance of sound, high quality companies that are available at attractive prices and extremely high relative yields. We believe these types of companies should provide good long-term prospects for appreciation and also help protect the Portfolio during periods of increased volatility. We believe the Portfolio is well positioned to benefit when market conditions shift.
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ROBERT J. MANCUSO
PORTFOLIO MANAGER

[THE GLENMEDE TRUST COMPANY LOGO]

SMALL-CAP VALUE PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: We use a proprietary ranking process based on traditional value characteristics, earnings catalysts, and profitability to sort the small cap equity universe. We then screen the ranked universe using liquidity, capitalization, and historical valuation criteria. Finally, we evaluate the highest-ranking surviving securities in each economic sector for purchase suitability through a combination of extensive research and judgmental elimination.

    The difficulties and significant volatility faced by small cap investors in general and small cap value investors in particular during the last fiscal period continued through the semiannual period ending April 30, 1999.

    The end of 1998 was actually a rebound period for small cap stocks, rallying on the Federal Reserve Board's successive and surprise interest rate cuts, receding concerns of a global credit crunch and recession, regained investor confidence as reported earnings for the third calendar quarter were relatively positive, and the U.S. economy remaining relatively strong with low inflation and healthy consumer spending. However, the growth-oriented technology sector, led by Internet stocks, performed best. As Internet stocks were priced into speculative territory, value investors like Glenmede were challenged to find attractively priced technology names. The rich multiples being paid for anything with a ".com" in its name seemed unjustified.

    Speculative growth stocks, such as Internet companies, continued to be the best performers in the first quarter of 1999, and large cap stocks continued to outperform small cap stocks. But even the highflying Internet stocks couldn't lift the technology sector, which ended March flat. Concerns grew that the very positive economic environment meant that, at best, the Federal Reserve Board was on hold, and perhaps would act to raise interest rates at the first sign of inflation. The result was a notable, although short-lived, sell-off in the small cap market. Energy, which was the worst performing sector in the last quarter of 1998, was the only economic sector that produced a positive return this quarter.

    In April, oil prices rose back to $18/barrel, and the market began to perceive a strengthening global economy. Interest rates also crept higher on concerns that the improved economic outlook abroad, combined with robust growth at home, could ignite inflation. Against this backdrop, growth stocks sold off, and investors rotated into more economically-sensitive cyclical stocks. Small cap stocks also made something of a resurgence.
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    Even with these signs of new life in April, small cap stocks lagged larger capitalization stocks for the semiannual period, and value lagged growth, leading to the extreme discount between these market capitalizations and investment styles. Due primarily to style variance, our Portfolio underperformed the Russell 2000 Index.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Besides style variance, wherein small cap value investors faced a tough environment during the semiannual period, underweighting the technology sector also impacted our Portfolio. Although near-term performance was hurt, speculative periods ultimately correct. Toward the end of the period, we increased our technology exposure to a near market weight. At the same time, we intend to "stick to our knitting," as we continue to look for attractively priced names with good earnings growth in this sector.

    Security selection in the consumer and healthcare sectors was effected by unforeseeable events. For example, unseasonably warm weather caused delays in cold weather purchases that hurt our retail and apparel holdings. Federal investigations into Medicare fraud of selected companies unfairly tarnished the entire healthcare industry. Valuations suffered across the board. The good news is that none of our holdings were under investigation and when the headlines subside, we expect these names to rebound.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: Since early in 1998, investor concerns about weakness in Asian economies, slowing growth in Europe, and the risk of a recession in Latin America created a negatively biased atmosphere toward small capitalization stocks. However, the improved investor sentiment toward small cap stocks in April is encouraging. So, too, is Warren Buffet's recent purchase of a significant stake in several Real Estate Investment Trusts (REITs) and a growing belief that the worst is over in the emerging markets, which together seem to be leading investors back to the fundamentals and rewarding value names. Furthermore, we believe that such a historically significant divergence in valuations between small and large cap stocks as well as between growth versus value stocks is unsustainable over the long term. In our opinion, markets will ultimately close these valuation differences, which should, in turn, lead to a period of small cap value outperformance. Though it may be too early to judge sustainability, we are optimistic that the current rally will continue.

    We believe that our Portfolio is well positioned to capture the upside in this new market environment. It is overweight in consumer durables, financials, and real estate. These sectors have positive earning trends with attractive valuations. Longer term, we believe that technology will be the primary driver of growth in the domestic economy, and as a result, we continue to look for attractive opportunities to bring this sector from a near market weight in the Portfolio to an overweighted position. Oil price increases should allow for an earnings recovery in the energy sector. We will be looking to add companies that should be able to generate sustainable growth over time. We intend to maintain the Portfolio's underweightings in basic industries and healthcare due to earnings pressure. We also plan to stay underweighted in the utility sector, as increasing competition, anemic growth, and high valuations create poor prospects for these stocks.

    As value investors, we continue to seek undervalued companies with clear earnings visibility. We believe that buying stocks with solid fundamentals at price/earnings ratios less than the overall market avails our shareholders of attractive returns with less than market risk over the long term.
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RONALD E. CANAKARIS
PORTFOLIO TEAM MANAGER

[MONTAG & CALDWELL INVESTMENT COMPANY LOGO]

LARGE-CAP GROWTH PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: We use a low-risk growth equity investment approach, focusing on companies having above-average rates of earnings growth, but which are undervalued in the stock market. Our style may also be termed "growth at a reasonable price."

    Stock selection combines in-house research, the discipline of a proprietary valuation model, and a bottom-up investment process. More specifically, we seek stocks that sell at a discount to their "fair value," show accelerating quarterly earnings per share, operate from positions of strength within their industries, and possess superior management and financial strength. We normally sell stocks when their price exceeds their "fair value," when the fundamentals begin to deteriorate, or when an earnings disappointment signals more problems ahead.

    Over the six months ending April 30, 1999, large capitalization growth stocks dominated, as investors favored the high quality and strong liquidity of these securities.

    The market had bottomed on October 8th, following the Russian economic collapse, weakening economies in Latin America, ongoing economic woes in Asia, and more. In an effort to buffer potential losses from global market weakness, the Federal Reserve Board made two successive interest rate cuts of 0.25% each on October 15th and November 17th, following the first of the series of cuts on September 29th. Our central bank's initiation of this rescue mission successfully calmed agitated markets and was followed by over sixty interest rate cuts around the globe. The subsequent drop in bond yields and rise in money supply ignited the stock market, leading to the calendar year 1998 ending with the strongest fourth quarter returns in twenty years for most major U.S. large cap equity indices. The S&P 500 Index posted double-digit returns for the fourth year in a row. Declining interest rates and low inflation had a particularly positive impact on growth stocks. Many technology-related stocks saw staggering gains.

    As 1999 began, the U.S. economic expansion -- already the longest peacetime expansion in history -- continued into its ninth year. Growth was stronger than expected, and consumer spending remained vibrant. Low inflation, low unemployment, and moderating but growing corporate profits supported the Federal Reserve Board's decision to maintain a steady interest rate policy during the first four months of 1999.

    The equity market responded to the positive economic fundamentals, continuing to rally in early 1999. The Dow Jones Industrial Average reached a major milestone, closing above the 10,000 mark for the first time on March 29th. Both the NASDAQ and S&P 500 Indices also closed in record territory. Yet, the market remained incredibly narrow. For example, only eighteen stocks accounted for 100% of the
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S&P 500's performance in the first quarter of 1999. Concerns over both foreign and domestic economies kept investor preference toward large capitalization stocks.

    Our positioning within the large cap growth-oriented investment style benefited the Portfolio. During the semiannual period, we sought opportunities to take advantage of oversold conditions in various industry sectors by increasing certain positions and adding new names to the Portfolio. We also trimmed some overvalued positions, as they had performed well and grown in size within the Portfolio.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Overall, our sector weightings remained stable, with the focus on technology and selected healthcare and consumer stocks. Strength in each of these areas contributed to the Portfolio's outperformance. Specifically, technology stock prices exploded during the semiannual period, exacerbated by the Internet frenzy. Thus, such companies as Cisco Systems, Microsoft, Solectron, and Tellabs contributed to Portfolio performance. Boston Scientific was a strong performer for the healthcare group, and Gap, Costco, and Marriott each contributed positively from the consumer sectors. Strength in our financial sector holdings, such as American Express, further boosted returns. A new addition, MCI Worldcom, in the communications services sector, also did well.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: Sustained growth in the U.S. economy along with low inflation and an improving global economy provides a positive earnings outlook for high quality, large cap growth companies. Thus, our focus continues to be on global, industry-leading companies whose relative earnings strength should, in our opinion, become increasingly visible during the second half of the year.
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ARDEN C. ARMSTRONG
PORTFOLIO MANAGER

[MILLER ANDERSON & SHERRERD, LLP LOGO]

MID-CAP GROWTH PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: We seek to capture the return potential of rapidly growing companies and to avoid stocks likely to disappoint by focusing on growth that surpasses analysts' estimates.

    Our process begins with a structured buy discipline. A quantitative screen is used to sort stocks within each sector into quintiles based on estimate revision; stocks that place in the top two quintiles are eligible for investment. MAS conducts extensive fundamental research to evaluate each purchase candidate based on sales growth, margin trends, and return on capital as the primary drivers of company growth. This fundamental analysis is supplemented with valuation analysis to weed out the most overvalued securities. We prefer companies with substantial earnings growth and solid management if offered at a reasonable valuation.

    Equally important, we address risk control. The Portfolio is broadly diversified, but also generally maintains overweighted positions in sectors of the market expected to provide superior secular growth potential.

    This investment style served us well during the semiannual period. While mid-cap stocks in general did not outpace large cap growth stocks, our portion of the Portfolio exceeded the returns of the S&P 400 Midcap Index and the S&P 500 Index for the six months ending April 30, 1999. The primary reasons for our outperformance were our stock selection, our quick response to rapidly rotating sub-industries and sectors, and the fact that mid-cap growth stocks, i.e. those in which we primarily invest, outperformed mid-cap value stocks.

    During the fourth quarter of 1998, interest rate cuts in the U.S. and around the world provided the liquidity that virtually ended the financial crisis. Accordingly, we viewed these rate cuts as bullish given the attractive valuation levels in early October and changed the Portfolio's emphasis from stable growth stocks to more aggressive stocks after the market sell-off. We focused our purchases in:

    - long duration, high beta stocks, such as Internet stocks

    - cyclical growth stocks, such as the hardware industries within the technology sector

    - companies that sold off on perceptions of a need for access to capital, but which in fact had sufficient capital from bank debt, private equity or free cash flow from operations

    - financially leveraged companies that were mispriced by the market sell-off.
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    These aggressive actions in the fourth quarter were rewarded by the market.

    As 1999 began, we reduced exposure to the aggressive areas listed above, with the exception of long duration, high beta stocks. We continued to look for companies with stable or improving business fundamentals and positive or increasing returns of capital. Within mid-cap stocks, the market was highly segmented. Some sectors, such as telecommunications services and energy, showed strong performance. Others produced negative returns. Within technology, which was the best performing industry sector, we avoided the enterprise software and information technology services and reduced exposure to the personal computer industry, which all experienced difficulties. We did hold positions in the communication-related and Internet stocks, which soared. In healthcare, biotech stocks were generally positive, while services and hospital stocks were weak.

    In April, as oil prices increased and the market began to perceive a strengthening global economy, growth stocks sold off. In response, we opportunistically increased our energy weighting to a market neutral weight and added growth cyclicals/industrials that we believe will benefit from this environment.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: In technology, we eliminated or trimmed holdings in 3Com, Apple, and Maxtor, which provides hard disk drive storage products for personal computers, in favor of Internet and communications-related companies driving sector performance. Strong performers here were Excite, an Internet search engine, and At Home, a provider of broadband Internet services over the cable television infrastructure.

    Communications companies benefited from strong wireless demand, building global infrastructure, increased competition brought on by the 1996 Telecommunications Act, and merger and acquisition activity, especially in wireless communications. One of our strongest holdings was Qualcomm, a maker of chip technology used in cellular phones and a direct beneficiary of these trends. Their technology has emerged as the industry standard, positioning them for strong growth. In telephone services, we focused on digital cellular because it is growing rapidly, as opposed to analog cellular, seeing a shrinking customer base. Sprint PCS was a strong performer. We remained underweighted in food/ tobacco, consumer durables, retail, and basic resources.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: As global economies begin to show signs of recovery, we intend to add to the Portfolio's positions in growth cyclicals and stocks with international exposure. We are on the lookout for rising interest rate pressure, which may adversely affect our aggressive growth holdings, and we plan to continue reducing interest rate sensitive holdings in response to the strengthening economy. We have also been evaluating the Y2K readiness of companies, especially within the technology sector. As a result, we intend to avoid PC-related and enterprise software companies and focus on Internet and semiconductor-related companies, especially the particularly attractive communications semi-conductors.

    We continue to anticipate a rapidly changing market. Thus, we intend to maintain our overweighting in telecommunications while rotating names based on relative valuations. Similarly, we believe we will experience relatively high turnover in technology, as different industry groups show strength. Overall, we continue to look for companies with stable or improving business fundamentals and attractive returns on capital.
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SCOTT W. SCHOELZEL
PORTFOLIO MANAGER

     [JANUS LOGO]

AGGRESSIVE GROWTH PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: Janus managers employ a bottom-up investment strategy. We focus on companies experiencing above-average unit growth and on companies realizing positive change as a result of a new product development, an improved regulatory environment, or a strong management team. We believe that intensive research, based on the fundamental factors affecting the business prospects of companies, can uncover growth opportunities not widely recognized by the investment community.

    For most of the semiannual period, investors' focus on earnings led them to favor companies tapping into fast-growing areas of the economy, including technology and telecommunications. Investors also showed a preference for the liquidity and perceived stability of large capitalization stocks. Toward the end of April, however, interest rates began to creep higher on concerns that the improved economic outlook abroad, combined with robust growth at home, could ignite inflation. Against this recent backdrop, investors rotated into more economically-sensitive, cyclical stocks, and small- and mid-cap stocks also made a resurgence, due in part to disappointing earnings announcements by several large-cap companies. Overall, the S&P 500 Index rose 20.84% during the period, as compared to the Russell 2000 Index return of 12.63%.

    While we monitored these developments in the macro-environment, they did not impact our investment decisions. Regardless of how the broader economy or the equity markets overall are behaving, we strive to identify those factors that may make our holdings move over the long term. We sift through thousands of investment ideas, scrutinize business models, quiz management teams, and gradually forge strong relationships with individual companies. Only after we believe we have found a gem that earns our highest confidence will we buy.

    We are pleased to report that our investment style, i.e. our focus on the very growth stocks that the markets rewarded, served our investors well for the semiannual period. We continued to focus on quality individual companies, primarily in the Internet, telecommunications, retailing, and pharmaceutical sectors. Strong performance by stocks in the first three of these sectors particularly contributed to the Portfolio's outperformance.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: We believe the Internet arrived as a valid consumer forum in the fourth quarter of 1998, with Internet-related commerce emerging as a real factor during the holiday season. This worked to the advantage of a number of the Portfolio's stocks, including America Online. We were also able to capitalize on the growth of the Internet indirectly through the continued robust performance of Cisco
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Systems, the leading provider of networking equipment, and At Home, which offers high-speed Internet access over the existing cable infrastructure.

    Among telecommunications providers, the Portfolio benefited from strong gains in Level 3 Communications, a company building broadband fiber optic networks. These new technology broadband networks provide the company with a competitive edge over traditional companies hampered with higher-cost legacy equipment.

    Home improvement retailer Home Depot and discount warehouse club Costco did particularly well among the Portfolio's retail stocks, fueled by robust consumer spending. We also added a position in The Gap, a company that has nurtured a prominent brand for several years and, in the process, has become virtually synonymous with the vitality of American popular culture. We believe this status will help the company protect their revenues if the economy should slow.

    Pharmaceutical stocks in the Portfolio did not perform as well. Eli Lilly and Pfizer, for example, were hindered by concerns that the government could take a more active roll in regulating drug prices. While we do not expect it to happen soon, such regulation could potentially dampen long-term earnings growth, while reducing the incentive to invest heavily in new research and development. Our longer-term outlook for these companies remains positive, with the combination of product innovation, demographics, and expansion of existing drugs into new markets continuing to drive visible earnings growth.

    We kept the Portfolio underweight in the financial services and economically-sensitive sectors. This positioning hurt performance in April, when there was a resurgence in cyclical stocks. However, we maintain that over the long term we will be rewarded for our emphasis on companies able to generate strong results in a variety of economic conditions.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: We believe that it is becoming increasingly difficult to anticipate what lies in store for the financial markets and the economy. For that reason, we intend to continue to do what we do best -- focus on individual companies. We will seek out those companies that we believe will be the dominant players within their respective industries, doing our best to look past short-term volatility.

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THOMAS F. MARSICO
PORTFOLIO MANAGER

[MARSICO CAPITAL MANAGEMENT, LLC LOGO]

FOCUS PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: In the Focus Portfolio, each of the three portfolio managers emphasizes different stock-picking styles and may select stocks of companies in different industries with varying market capitalizations. In seeking the common objective of long-term growth of capital through investments in both domestic and foreign stocks, each manager generally invests in ten favorite stocks. Given that this is a more concentrated approach to stock selection, it makes the Portfolio special, but it also must be considered an aggressive approach to growth investing that may be subject to greater risks.

    At Marsico Capital Management, we primarily focus on large cap growth equities of companies with high potential for strong earnings growth. To identify such opportunities before they become commonplace, we look for a combination of four characteristics.

    - CHANGE -- We believe extraordinary growth derives from products, markets and technologies in flux. The challenge is to look at changing industries and find the long-term winners. Ford Motor Company is an example of a stock in the Portfolio that benefited from changes in the structure of the company. Over the course of the last year, Ford divested non-core businesses like Hertz and Associates First Capital. Its management reduced the number of platforms new cars are built on, improved the efficiency of existing plants, and lowered the cost of production. The result has been better than expected earnings and improved stock performance.

    - FRANCHISE -- In a changing global environment, we look for strong brand franchises. The data storage software company, EMC, typifies the kind of franchise business in which we invest. EMC is the number one producer of mainframe computer disk memory hardware and software. Its products allow customers to efficiently manage information at remote locations and across different computer systems. Over the semiannual period, EMC continued to deliver strong earnings gains.

    - GLOBAL REACH -- We constantly look for investments in companies that can take advantage of the global market. For example in the Focus Portfolio, Citigroup benefits from its extensive international presence. The result of the merger of Citicorp and Travelers is a combined company now offering banking, insurance, credit cards and investment services in almost 100 countries.

    - THEMES -- We seek companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world. One such theme we are investing in is the emergence of
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      21st century communications companies that combine telecom, cable, cellular and Internet into a single consumer product. The recent bidding war between AT&T and Comcast over MediaOne demonstrates the powerful wealth creation potential that can result from the confluence of these trends. In addition to MediaOne, stocks in the Portfolio that we believe should benefit from the communications revolution are Cisco Systems, Lucent, Time Warner, and Qualcomm.

    Once an investment idea has emerged, we subject it to a detailed, disciplined, top-down and bottom-up process. We analyze economic, political and social factors that may enhance a company's ability to produce consistent growth in real terms. We also look at an individual company's fundamentals to determine its present and future value as an investment.

    We believe this combination of macroeconomic analysis and fundamental stock research served the Portfolio well during the six months ending April 30, 1999.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: The semiannual period began with continued concerns about a domino effect from the emerging markets' financial crises, especially in the aftermath of Russia's economic collapse. While we shared many of these concerns, we focused on compelling opportunities -- like Freddie Mac. Freddie Mac was selling as if there would never be another home mortgage issued, a patently ridiculous idea, of course. Once the Federal Reserve Board cut interest rates, triggering a wave of interest rate easings around the world, emerging market concerns abated, and the markets focused once again on the strong economic fundamentals in the U.S. High productivity, low inflation, and low interest rates coupled with a steady earnings outlook propelled the Dow Jones Industrial Average through the 10,000 mark at the end of March.

    This strong economic activity was reflected in April when cyclical stocks began to flex their muscles. Stocks like Alcoa, Caterpillar, and International Paper each saw dramatic moves. However, our view is that this industrial cyclicals rally was more a broadening of the market than a major shift toward this sector. Independent analysts' reports regarding this sector's earnings outlook and historical rally duration support our belief that there is considerably more risk than reward in these stocks, with boxes around their earnings expectations.

    Thus we continue to focus on large cap growth companies where we believe the earnings outlook is more open-ended. For instance, we anticipate continued strong earnings growth from such diverse companies in the Portfolio as EMC and Citigroup.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: Mark Twain once observed that you have to take the "long view to see the true shape of the river." Here at Marsico Capital, we take the long view of the financial markets. We foresee a healthy economy in which inflation continues to be restrained. U.S. companies have demonstrated a consistent ability to improve quality through productivity gains while keeping costs low. Additionally, a strong U.S. dollar reduces the ability for U.S. producers to raise prices. As a result, we believe it unlikely that interest rates will increase much from current levels. In short, we continue to find the investment environment attractive with a favorable economic backdrop for a strong stock market.

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FRANCIS GANNON
PORTFOLIO MANAGER

[SUNAMERICA ASSET MANAGEMENT LOGO]

FOCUSED GROWTH & INCOME PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: The Focused Growth & Income Portfolio's inception date was April 1, 1999. Therefore, our review is only from that date through the end of the semiannual period on April 30, 1999. In that time, we have been able to position the Portfolio in some interesting stocks, and it is well worth reviewing this mutual fund's stylized structure and our investment management strategies.

    The Focused Growth & Income Portfolio is a large cap-blend fund with sector diversification, expected to maintain a lower risk profile than either a pure growth or value fund. A blended position among growth companies, value companies, and companies we believe to have elements of both is theoretically better able to withstand market volatility. This stylized structure also offers the two portfolio managers -- i.e. Marsico Capital Management and SunAmerica Asset Management -- flexibility in our respective stock selection processes, allowing us to remain agile and respond to market movements. We each invest in 30 or fewer stocks believed to offer the best growth opportunities.

    At SunAmerica Asset Management, we largely contemplate companies based on both financial analysis and common sense. What we like to call our real-world approach seeks to unearth what we believe are the best companies in the best industries. Many of these companies are believed to be redefining the direction of global business.

    To take full advantage of the benefits of diversification, our portion of the Portfolio was invested in the maximum number of 30 stocks by the end of April. Our emphasis was on the financial services, healthcare, technology and energy sectors.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Holdings in the Portfolio included Microsoft, EMC Corp., Pfizer, General Electric, and Chase Manhattan Bank. Our investments in the energy sector, primarily through Halliburton and Schlumberger, reflect our play on the recovery in energy prices as well as in the global economy as a whole. We also focused on holdings in the media and cable industry, which based on the convergence theme among media, telecommunications and leisure were bought relatively early on the growth curve. These companies include CBS, Liberty Media Group, and MediaOne.

    We kept a somewhat higher than average percentage holding in cash, not as a defensive move, but as "opportunity cash," which has allowed us to take advantage of some of the recent pullback in certain sectors of the market.

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Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: Looking ahead, we believe that the favorable economic conditions of the semiannual period are likely to continue. We anticipate moderate U.S. GDP growth in the range of 3% to 3.5%, low inflation of less than 2%, and a Federal Reserve Board on hold, as international pressures remain. This excellent backdrop should propel the equity markets forward. As we see more evidence of a global market recovery, the market may also broaden from the narrowness we saw, for example, during the first three months of 1999 when only eighteen stocks accounted for 100% of the S&P 500's performance.

    What is almost certain is that volatility will continue. Thus, seeking long-term growth of capital and current income, i.e. total return potential, we believe the Portfolio is well positioned to help investors meet both their growth and income investment needs over varied market cycles.

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MARTIN G. WADE
PORTFOLIO TEAM MANAGER

    [ROWE-PRICE FLEMING INTERNATIONAL, INC. LOGO]

INTERNATIONAL EQUITY PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?
A: The Rowe Price-Fleming investment approach links a broad macroeconomic framework with an awareness of attractive individual stock opportunities within each market. We seek to identify and exploit the often long-term pricing inefficiencies that result from segmented world stock markets and from valuation disparities between and within individual developed and emerging markets. Our stock selection decisions emphasize growth at a reasonable price. During the semiannual period, the Portfolio underperformed its benchmark.

    Overweighting Europe while underweighting Germany added value to the Portfolio as did our positions in Mexico and Argentina. The new euro currency launched successfully at the beginning of the year but declined against the dollar due in large part to unexpectedly strong U.S. growth. In March, the European Central Bank's interest rate cut, together with prospects for greater export demand, improved Europe's economic outlook. Germany suffered from a weaker economy and tension between Finance Minister Oskar Lafontaine and business interests. Lafontaine's resignation and his more moderate successor reassured markets. Boosting Mexico's market were strong export demand from the U.S., higher oil prices, stable inflation, a firm currency, and declining interest rates. Argentina's increase was largely due to greater market interest prompted by Spanish oil company Repsol's bid for Argentina's largest energy company, YPF.

    These positives, however, balanced negatives from our underweightings in Japan and Pacific ex-Japan markets, which rebounded after the declines seen previously. Signs of the Japanese economy bottoming brought buyers from abroad to the Nikkei Index and the start of corporate restructuring, financial system reform, and improved prospects for exports drove the ascent of several other Asian equity markets. The Portfolio did not fully participate in the region's rally.

    Our stock selection in the United Kingdom and Italy added value to the Portfolio. For example, U.K. general retailer Kingfisher announced a merger with food retailer Asda and both of these stocks we own outperformed. Oil company Shell benefited from its progress in reducing capital expenditure and from the nearly 40% rise in oil prices over the semiannual period. National Westminster Bank rose, as the economy began to strengthen and interest rates were reduced. In Italy, Olivetti's hostile bid for our holding Telecom Italia drove its price up. Stock selection in Germany, and to a lesser extent in the Netherlands and France, was weak, primarily due to a confluence of stock specific factors.

    Another important element of the six-month period was shifting sector performance as perceptions of global growth changed. For example, early in the period, when international financial crisis
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concerns were still high, growth sectors ascended, with telecommunications and pharmaceuticals particularly strong. As 1999 began, however, signs of improving global growth and the strong rise in commodity prices shifted focus to cyclical or value sectors. Rowe Price-Fleming is a growth manager, and thus we do not generally hold the most cyclical sectors, such as chemicals and paper, as we believe them to be inherently more volatile. The Portfolio does include energy and banking holdings, generally classified as cyclicals, but we are attracted to these sectors by the prospects for earnings growth that may be realized as these companies consolidate and restructure. It must be noted that while investor interest in value sectors increased in early 1999, it did so only so far as to adjust the balance of sentiment that had previously been heavily weighted in favor of growth.

    Our management team has proven itself in both up and down markets. Thus we intend to stay true to our discipline, using both macroeconomic analysis and company specific fundamental research to seek long-term growth of capital.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Other portfolio activity included the selective reduction of holdings that had performed strongly but which we believed to be vulnerable to weaker demand and growth, e.g. French retailer Pinault Printemps and Japanese retailer Ito Yokado. In response to its decision to increase investment in low growth, capital intensive utilities, we reduced our position in Vivendi, the French utilities and telecommunications business. Following the Japanese market's rise in March, we took advantage of high valuations to trim holdings such as Shin-Etsu Chemical and automotive parts manufacturer Denso.

    As European savings are expanding rapidly, we added to French and Italian insurers Axa and INA. We also increased holdings in the communications sector because of its attractive growth prospects. We bought Dutch data networking player Equant, Hong Kong's China Telecom, and Japanese mobile telecom DoCoMo, and we edged up our holdings in Philips Electronics, Spanish telecom Telefonica, and DoCoMo's parent, NTT. When commodities prices turned up, we bought Australian resources company BHP, whose growth prospects are enhanced by new U.S. management and a pragmatic restructuring plan.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999?
A: Looking ahead, we believe that Europe will moderately strengthen, helped by continuing recovery in Asia and Latin America and stabilization in Japan. Europe's corporate sector should remain dynamic as consolidation continues, businesses act to improve returns, and the euro-zone moves forward. In Japan, with some positive economic data balancing the negative and a new level of restructuring and merger and acquisition activity, we foresee gradual progress toward recovery. Elsewhere in Asia, we also anticipate gradual economic recovery and continuing efforts toward corporate restructuring. The region's progress will depend on China remaining stable and Japan's ongoing improvement. It is also essential that the region's governments and businesses implement the fundamental changes they have announced. We may seek opportunities to add to our positions in both Japan and the Pacific ex-Japan.

    After two months of renewed international investor confidence in Latin America, the region's equity markets could have great opportunities ahead. Given Brazil's track record for fiscal implementation and Mexico's dependency on external factors, however, we are cautiously optimistic and plan to maintain our current weightings in the region.

    Overall, we believe international equity markets should rise at a reasonable rate in the coming months. We shall continue to focus on stocks with sustainable growth characteristics that we believe can withstand the vicissitudes of shorter-term economic cycles.

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STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 1999 (UNAUDITED)

                                                      LARGE-CAP       MID-CAP        AGGRESSIVE    FOCUSED GROWTH
                                                        GROWTH         GROWTH          GROWTH        AND INCOME
                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ------------------------------------------------------------
ASSETS:
Investment securities, at value*...................  $ 80,865,926  $  118,003,865  $  200,314,747   $ 32,658,583
Repurchase agreements (cost equals market).........     3,370,000         200,000      16,791,000      5,132,000
Short-term securities*.............................     1,599,571       2,462,663      14,487,101      2,204,400
Cash...............................................        52,115           4,196          15,713         92,280
Receivable for shares of beneficial interest
  sold.............................................       430,321         183,090       1,357,280      1,239,576
Receivable for investments sold....................       286,329       1,829,819       2,862,299      1,051,173
Interest and dividends receivable..................        28,496          19,604          43,160         16,533
Receivable from investment adviser.................        24,612           1,822           2,660         18,098
Deferred organizational expenses...................         7,537          22,888          22,888          7,537
Prepaid expenses and other assets..................           327             911           1,443            235
                                                     ------------  --------------  --------------  --------------
  Total assets.....................................    86,665,234     122,728,858     235,898,291     42,420,415
                                                     ------------  --------------  --------------  --------------
LIABILITIES:
Payable for investments purchased..................     1,432,618       3,235,368       2,844,194      2,441,104
Other accrued expenses.............................       302,950         215,613         325,234         87,239
Payable for shares of beneficial interest
  redeemed.........................................        79,719         320,212       3,924,436        128,346
Investment advisory and management fees payable....        69,227          96,105         189,289         28,827
Distribution and service maintenance fees payable..        56,170         106,545         141,201         22,888
Written call options at value (proceeds $764,478 on
  Aggressive Growth Portfolio).....................            --              --         661,863             --
                                                     ------------  --------------  --------------  --------------
  Total liabilities................................     1,940,684       3,973,843       8,086,217      2,708,404
                                                     ------------  --------------  --------------  --------------
    Net assets.....................................  $ 84,724,550  $  118,755,015  $  227,812,074   $ 39,712,011
                                                     ------------  --------------  --------------  --------------
                                                     ------------  --------------  --------------  --------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value (1 billion shares
  authorized)......................................  $        511  $          684  $          950   $        261
Paid-in capital....................................    69,998,438      89,502,401     142,871,740     33,713,747
                                                     ------------  --------------  --------------  --------------
                                                       69,998,949      89,503,085     142,872,690     33,714,008
Accumulated undistributed net investment loss......      (459,784)       (962,277)     (1,354,428)       (32,637)
Accumulated undistributed net realized gain (loss)
  on investments, foreign currency, and other
  assets and liabilities...........................    (2,724,107)     12,852,191      23,289,449      3,082,779
Net unrealized appreciation of investments.........    17,909,492      17,362,016      62,901,748      2,947,861
Net unrealized appreciation on written options
  contracts........................................            --              --         102,615             --
                                                     ------------  --------------  --------------  --------------
    Net assets.....................................  $ 84,724,550  $  118,755,015  $  227,812,074   $ 39,712,011
                                                     ------------  --------------  --------------  --------------
                                                     ------------  --------------  --------------  --------------
*Identified cost
Investment securities..............................  $ 62,956,434  $  100,641,849  $  137,412,999   $ 29,710,722
                                                     ------------  --------------  --------------  --------------
                                                     ------------  --------------  --------------  --------------
Short-term securities..............................  $  1,599,571  $    2,462,663  $   14,487,101   $  2,204,400
                                                     ------------  --------------  --------------  --------------
                                                     ------------  --------------  --------------  --------------

See Notes to Financial Statements

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STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                       LARGE-CAP      MID-CAP       AGGRESSIVE    FOCUSED GROWTH
                                                         GROWTH        GROWTH         GROWTH        AND INCOME
                                                       PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                      ----------------------------------------------------------
CLASS A:
Net assets..........................................  $ 24,375,561  $ 37,895,788  $   86,339,894   $ 12,849,400
Shares outstanding..................................     1,459,779     2,160,000       3,562,944        838,828
Net asset value and redemption price per share......  $      16.70  $      17.54  $        24.23   $      15.32
Maximum sales charge (5.75% of offering price)......          1.02          1.07            1.48           0.93
                                                      ------------  ------------  --------------  --------------
Maximum offering price to public....................  $      17.72  $      18.61  $        25.71   $      16.25
                                                      ------------  ------------  --------------  --------------
                                                      ------------  ------------  --------------  --------------
CLASS B:
Net assets..........................................  $ 45,297,964  $ 70,127,675  $  122,895,820   $ 21,716,023
Shares outstanding..................................     2,741,683     4,063,722       5,157,292      1,430,879
Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)............................  $      16.52  $      17.26  $        23.83   $      15.18
                                                      ------------  ------------  --------------  --------------
                                                      ------------  ------------  --------------  --------------
CLASS II:
Net assets..........................................  $ 15,051,025  $ 10,731,552  $   18,001,051   $  5,146,588
Shares outstanding..................................       911,323       621,106         755,556        339,487
Net asset value and redemption price per share
  (excluding any applicable contingent deferred
  sales charge).....................................  $      16.52  $      17.28  $        23.82   $      15.16
Maximum sales charge (1.00% of offering price)......          0.17          0.17            0.24           0.15
                                                      ------------  ------------  --------------  --------------
Maximum offering price to public....................  $      16.69  $      17.45  $        24.06   $      15.31
                                                      ------------  ------------  --------------  --------------
                                                      ------------  ------------  --------------  --------------
CLASS Z:
Net assets..........................................            --            --  $      575,309             --
Shares outstanding..................................            --            --          23,578             --
Net asset value, offering and redemption price per
  share.............................................            --            --  $        24.40             --
                                                      ------------  ------------  --------------  --------------
                                                      ------------  ------------  --------------  --------------

See Notes to Financial Statements

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STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                               LARGE-CAP                     SMALL-CAP    INTERNATIONAL
                                                 VALUE          VALUE          VALUE         EQUITY         FOCUS
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                              ------------------------------------------------------------------------
ASSETS:
Investment securities, at value*............  $ 54,806,794  $  183,395,264  $ 43,205,227  $ 83,903,986  $  324,830,383
Repurchase agreements (cost equals
  market)...................................       615,000         698,000       989,000       585,000      16,921,000
Short-term securities*......................       358,000         758,000            --     1,491,000      14,296,107
Cash........................................         6,788              --       540,172         1,366          30,590
Foreign cash................................            --              --            --     1,935,371              --
Receivable for investments sold.............       496,548       2,962,226       303,214       467,883      14,112,112
Receivable for shares of beneficial interest
  sold......................................       280,939         226,357       184,948       144,583       8,167,782
Interest and dividends receivable...........        87,428         284,788        52,806       348,772         139,793
Deferred organizational expenses............         7,537          22,888         7,537        22,888          27,366
Receivable from investment adviser..........         7,493           7,598         9,954         5,232          38,114
Prepaid expenses and other assets...........           332           1,885           360         1,724             699
Foreign currency contracts..................            --              --            --       757,668              --
Unrealized appreciation of foreign currency
  contracts.................................            --              --            --        48,941              --
                                              ------------  --------------  ------------  ------------  --------------
  Total assets..............................    56,666,859     188,357,006    45,293,218    89,714,414     378,563,946
                                              ------------  --------------  ------------  ------------  --------------
LIABILITIES:
Payable for investments purchased...........       358,473       2,677,224       443,087     2,292,866       9,532,282
Other accrued expenses......................       136,947         335,564       170,351       339,156         126,460
Payable for shares of beneficial interest
  redeemed..................................       103,622         297,626        80,588       311,676         524,743
Investment advisory and management fees
  payable...................................        43,827         149,061        34,818        77,412         242,040
Distribution and service maintenance fees
  payable...................................        36,033         114,897        27,119        54,733         233,658
Foreign currency contracts..................            --              --            --       757,395              --
Unrealized depreciation of foreign currency
  contracts.................................            --              --            --        30,402              --
Written call options at value (proceeds
  $6,576 on International Equity
  Portfolio)................................            --              --            --         2,200              --
Due to custodian bank.......................            --          78,476            --            --              --
                                              ------------  --------------  ------------  ------------  --------------
  Total liabilities.........................       678,902       3,652,848       755,963     3,865,840      10,659,183
                                              ------------  --------------  ------------  ------------  --------------
    Net assets..............................  $ 55,987,957  $  184,704,158  $ 44,537,255  $ 85,848,574  $  367,904,763
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value (1 billion
  shares authorized)........................  $        383  $        1,083  $        383  $        642  $        2,194
Paid-in capital.............................    49,065,871     160,311,416    49,869,268    81,866,234     319,553,671
                                              ------------  --------------  ------------  ------------  --------------
                                                49,066,254     160,312,499    49,869,651    81,866,876     319,555,865
Accumulated undistributed net investment
  income (loss).............................       (92,110)        195,629        13,732      (893,615)     (1,255,885)
Accumulated undistributed net realized gain
  (loss) on investments, foreign currency,
  and other assets and liabilities..........       378,553       1,897,172    (3,036,902)   (3,891,763)      5,666,551
Net unrealized appreciation (depreciation)
  of investments............................     6,635,260      22,298,858    (2,309,226)    8,749,786      43,938,232
Net unrealized appreciation of foreign
  currency, and other assets and
  liabilities...............................            --              --            --        12,914              --
Net unrealized appreciation on written
  options contracts.........................            --              --            --         4,376              --
                                              ------------  --------------  ------------  ------------  --------------
    Net assets..............................  $ 55,987,957  $  184,704,158  $ 44,537,255  $ 85,848,574  $  367,904,763
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------
*Identified cost
Investment securities.......................  $ 48,171,534  $  161,096,406  $ 45,514,453  $ 75,154,200  $  280,892,151
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------
Short-term securities.......................  $    358,000  $      758,000            --  $  1,491,000  $   14,296,107
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------

See Notes to Financial Statements

24
STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                              LARGE-CAP                     SMALL-CAP    INTERNATIONAL
                                                VALUE          VALUE          VALUE         EQUITY         FOCUS
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                             ------------------------------------------------------------------------
CLASS A:
Net assets.................................  $ 14,964,545  $   65,269,239  $ 14,748,377  $ 28,697,552  $   99,124,532
Shares outstanding.........................     1,017,109       3,787,298     1,258,339     2,123,702       5,883,846
Net asset value and redemption price per
  share....................................  $      14.71  $        17.23  $      11.72  $      13.51  $        16.85
Maximum sales charge (5.75% of offering
  price)...................................          0.90            1.05          0.72          0.82            1.03
                                             ------------  --------------  ------------  ------------  --------------
Maximum offering price to public...........  $      15.61  $        18.28  $      12.44  $      14.33  $        17.88
                                             ------------  --------------  ------------  ------------  --------------
                                             ------------  --------------  ------------  ------------  --------------
CLASS B:
Net assets.................................  $ 31,974,483  $  105,681,570  $ 23,327,346  $ 47,746,684  $  149,365,711
Shares outstanding.........................     2,193,565       6,227,447     2,010,867     3,591,911       8,919,888
Net asset value, offering and redemption
  price per share (excluding any applicable
  contingent deferred sales charge)........  $      14.58  $        16.97  $      11.60  $      13.29  $        16.75
                                             ------------  --------------  ------------  ------------  --------------
                                             ------------  --------------  ------------  ------------  --------------
CLASS II:
Net assets.................................  $  8,809,318  $   13,661,549  $  6,405,653  $  9,368,182  $  119,414,520
Shares outstanding.........................       604,369         805,076       551,951       704,682       7,133,263
Net asset value and redemption price per
  share (excluding any applicable
  contingent deferred sales charge)........  $      14.58  $        16.97  $      11.61  $      13.29  $        16.74
Maximum sales charge (1.00% of offering
  price)...................................          0.15            0.17          0.12          0.13            0.17
                                             ------------  --------------  ------------  ------------  --------------
Maximum offering price to public...........  $      14.73  $        17.14  $      11.73  $      13.42  $        16.91
                                             ------------  --------------  ------------  ------------  --------------
                                             ------------  --------------  ------------  ------------  --------------
CLASS Z:
Net assets.................................  $    239,611  $       91,800  $     55,879  $     36,156              --
Shares outstanding.........................        16,176           5,296         4,745         2,658              --
Net asset value, offering and redemption
  price per share..........................  $      14.81  $        17.33  $      11.78  $      13.60              --
                                             ------------  --------------  ------------  ------------  --------------
                                             ------------  --------------  ------------  ------------  --------------

See Notes to Financial Statements

                                                                              25
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                       LARGE-CAP       MID-CAP      AGGRESSIVE    FOCUSED GROWTH
                                                        GROWTH         GROWTH         GROWTH        AND INCOME
                                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                     -----------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest.........................................  $      77,463  $      96,534  $     425,925   $     85,185
  Dividends*.......................................        216,814        166,227        256,299        215,557
                                                     -------------  -------------  -------------  --------------
    Total investment income........................        294,277        262,761        682,224        300,742
                                                     -------------  -------------  -------------  --------------
Expenses:
  Investment advisory and management fees..........        335,637        558,254        952,023        154,046
  Distribution and service maintenance fees
    Class A........................................         33,505         63,592        131,369         17,324
    Class B........................................        183,211        325,485        502,364         89,350
    Class II.......................................         56,698         51,077         71,952         15,199
  Transfer agent fees and expenses
    Class A........................................         27,400         47,563        103,426         12,438
    Class B........................................         51,920         83,632        129,232         24,751
    Class II.......................................         18,977         14,211         19,211          5,548
    Class Z........................................             --             --          6,750             --
  Registration fees
    Class A........................................         26,804         13,686         11,777          8,072
    Class B........................................         51,299         27,948         15,596         17,870
    Class II.......................................         28,349          8,078          7,253          6,461
    Class Z........................................             --             --          3,962             --
  Custodian fees and expenses......................         54,703         78,798        135,896         30,079
  Audit and tax consulting fees....................         24,915         11,676         10,796          5,730
  Printing expense.................................         22,650          8,170          3,350          4,650
  Legal fees and expenses..........................         15,100            150             --          9,300
  Trustees' fees and expenses......................          2,161          3,016          2,822          1,735
  Amortization of organizational expenses..........          1,086          4,453          7,310          1,086
  Insurance expense................................             25            127            191             --
  Miscellaneous expenses...........................          1,176            482            682          1,373
                                                     -------------  -------------  -------------  --------------
    Total expenses.................................        935,616      1,300,398      2,115,962        405,012
    Less: expenses waived/reimbursed by investment
      adviser......................................       (181,256)       (77,589)       (80,094)       (70,888)
    Less: custody credits earned on cash balances..         (1,106)          (519)        (3,130)        (1,585)
                                                     -------------  -------------  -------------  --------------
    Net expenses...................................        753,254      1,222,290      2,032,738        332,539
                                                     -------------  -------------  -------------  --------------
Net investment loss................................       (458,977)      (959,529)    (1,350,514)       (31,797)
                                                     -------------  -------------  -------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments............     (1,496,215)    13,513,023     29,525,737      3,372,764
Net realized loss on options.......................             --             --       (476,338)            --
Net realized gain (loss) on foreign currency and
  other assets and liabilities.....................              1            252             --           (171)
Net change in unrealized appreciation/ depreciation
  of investments...................................     13,389,281     12,364,278     40,348,105      1,957,393
Net change in unrealized appreciation/ depreciation
  on written options contracts.....................             --             --        138,403             --
                                                     -------------  -------------  -------------  --------------
Net realized and unrealized gain on investments,
  foreign currency and other assets and
  liabilities......................................     11,893,068     25,877,553     69,535,907      5,329,986
                                                     -------------  -------------  -------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:......................................  $  11,434,090  $  24,918,024  $  68,185,393   $  5,298,189
                                                     -------------  -------------  -------------  --------------
                                                     -------------  -------------  -------------  --------------
*Net of foreign withholding taxes on dividends of..  $       3,513  $         258  $       4,936   $        692
                                                     -------------  -------------  -------------  --------------
                                                     -------------  -------------  -------------  --------------

See Notes to Financial Statements

26
STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                   LARGE-CAP                   SMALL-CAP    INTERNATIONAL
                                                     VALUE         VALUE         VALUE         EQUITY        FOCUS
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                  --------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest......................................  $    46,022  $     356,087  $     40,341  $    110,836  $    384,612
  Dividends*....................................      438,051      1,917,406       483,293       588,559       475,573
                                                  -----------  -------------  ------------  ------------  ------------
    Total investment income.....................      484,073      2,273,493       523,634       699,395       860,185
                                                  -----------  -------------  ------------  ------------  ------------
Expenses:
  Investment advisory and management fees.......      255,772        951,673       229,898       473,068       939,480
  Distribution and service maintenance fees
    Class A.....................................       24,118        117,428        26,181        50,108       110,386
    Class B.....................................      151,279        542,511       123,499       241,807       449,303
    Class II....................................       34,509         73,171        30,834        44,327       340,583
  Transfer agent fees and expenses
    Class A.....................................       19,191         89,198        23,626        38,655        81,512
    Class B.....................................       42,137        132,461        38,996        67,746       115,986
    Class II....................................       10,536         19,160        12,030        12,699        86,778
    Class Z.....................................        6,668          6,900         7,755         6,900            --
  Registration fees
    Class A.....................................       11,315             --        11,551        12,529        17,156
    Class B.....................................       22,831             --        19,841        24,166        24,409
    Class II....................................        8,023          4,868         6,867         8,039        18,501
    Class Z.....................................        3,566          3,266         4,402         2,710            --
  Custodian fees and expenses...................       40,813        144,209        40,136       181,145       107,288
  Legal fees and expenses.......................        9,300            300        15,100           840         6,707
  Audit and tax consulting fees.................        5,730         13,320         4,850        19,000        11,308
  Printing expense..............................        5,380          4,650        22,950         9,060         9,007
  Amortization of organizational expenses.......        3,943          7,310         3,943         7,310        43,313
  Trustees' fees and expenses...................        2,113          5,908         2,328         1,310         4,657
  Insurance expense.............................           27            268            29            52            49
  Miscellaneous expenses........................        1,647            996         4,507           428         1,320
                                                  -----------  -------------  ------------  ------------  ------------
    Total expenses..............................      658,898      2,117,597       629,323     1,201,899     2,367,743
    Less: expenses waived/reimbursed by
      investment adviser........................      (83,284)       (45,284)     (119,865)     (143,092)     (250,774)
    Less: custody credits earned on cash
      balances..................................         (211)           (10)         (357)         (285)         (899)
                                                  -----------  -------------  ------------  ------------  ------------
    Net expenses................................      575,403      2,072,303       509,101     1,058,522     2,116,070
                                                  -----------  -------------  ------------  ------------  ------------
Net investment income (loss)....................      (91,330)       201,190        14,533      (359,127)   (1,255,885)
                                                  -----------  -------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments.........      532,676      8,937,191    (1,709,679)    2,905,431    13,861,530
Net realized gain (loss) on options.............           --             --            --       (55,678)           --
Net realized loss on future contracts...........           --             --            --      (395,185)           --
Net realized loss on foreign currency and other
  assets and liabilities........................           --             --            --      (763,220)           --
Net change in unrealized appreciation/
  depreciation of investments...................    7,826,000     16,847,129     5,049,458     7,183,305    37,302,647
Net change in unrealized appreciation/
  depreciation on written options contracts.....           --             --            --         4,376            --
Net change in unrealized appreciation/
  depreciation on future contracts..............           --             --            --       163,839            --
Net change in unrealized appreciation/
  depreciation of foreign currency and other
  assets and liabilities........................           --             70            --       374,844            --
                                                  -----------  -------------  ------------  ------------  ------------
Net realized and unrealized gain on investments,
  foreign currency and other assets and
  liabilities...................................    8,358,676     25,784,390     3,339,779     9,417,712    51,164,177
                                                  -----------  -------------  ------------  ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:...................................  $ 8,267,346  $  25,985,580  $  3,354,312  $  9,058,585  $ 49,908,292
                                                  -----------  -------------  ------------  ------------  ------------
                                                  -----------  -------------  ------------  ------------  ------------
*Net of foreign withholding taxes on dividends
    of..........................................  $     2,736  $      10,595  $         --  $     61,737  $         --
                                                  -----------  -------------  ------------  ------------  ------------
                                                  -----------  -------------  ------------  ------------  ------------

See Notes to Financial Statements

                                                                              27
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS

                                                         LARGE-CAP GROWTH PORTFOLIO     MID-CAP GROWTH PORTFOLIO
                                                         --------------------------  ------------------------------
                                                           FOR THE                      FOR THE
                                                          SIX MONTHS     FOR THE       SIX MONTHS       FOR THE
                                                            ENDED          YEAR          ENDED            YEAR
                                                          APRIL 30,       ENDED        APRIL 30,         ENDED
                                                             1999      OCTOBER 31,        1999        OCTOBER 31,
                                                         (UNAUDITED)       1998       (UNAUDITED)         1998
                                                         ----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss..................................  $   (458,977) $   (409,677) $     (959,529) $   (1,373,755)
  Net realized gain (loss) on investments..............    (1,496,215)   (1,043,328)     13,513,023       5,170,910
  Net realized gain (loss) on foreign currency and
    other assets and liabilities.......................             1            (2)            252               2
  Net change in unrealized appreciation/depreciation of
    investments........................................    13,389,281     5,789,617      12,364,278      (1,798,554)
                                                         ------------  ------------  --------------  --------------
  Net increase in net assets resulting from
    operations.........................................    11,434,090     4,336,610      24,918,024       1,998,603
                                                         ------------  ------------  --------------  --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A).................            --        (5,012)             --              --
  From net investment income (Class B).................            --        (4,017)             --              --
  From net investment income (Class II)................            --          (983)             --              --
  From net realized gains on investments (Class A).....            --            --      (1,375,514)             --
  From net realized gains on investments (Class B).....            --            --      (2,566,793)             --
  From net realized gains on investments (Class II)....            --            --        (382,661)             --
                                                         ------------  ------------  --------------  --------------
Total dividends and distributions to shareholders......            --       (10,012)     (4,324,968)             --
                                                         ------------  ------------  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS (NOTE 9)..................    25,458,881    18,956,422      (1,989,772)     39,324,930
                                                         ------------  ------------  --------------  --------------

TOTAL INCREASE IN NET ASSETS...........................    36,892,971    23,283,020      18,603,284      41,323,533

NET ASSETS:
Beginning of period....................................    47,831,579    24,548,559     100,151,731      58,828,198
                                                         ------------  ------------  --------------  --------------
End of period [including undistributed net investment
  loss for April 30, 1999 and October 31, 1998 of
  ($459,784), ($807); ($962,277), and ($2,748)
  respectively]........................................  $ 84,724,550  $ 47,831,579  $  118,755,015  $  100,151,731
                                                         ------------  ------------  --------------  --------------
                                                         ------------  ------------  --------------  --------------

See Notes to Financial Statements

28
STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                         FOCUSED GROWTH AND INCOME
                                                          AGGRESSIVE GROWTH PORTFOLIO            PORTFOLIO
                                                         ------------------------------  --------------------------
                                                            FOR THE                        FOR THE
                                                           SIX MONTHS       FOR THE       SIX MONTHS     FOR THE
                                                             ENDED            YEAR          ENDED          YEAR
                                                           APRIL 30,         ENDED        APRIL 30,       ENDED
                                                              1999        OCTOBER 31,        1999      OCTOBER 31,
                                                          (UNAUDITED)         1998       (UNAUDITED)       1998
                                                         ----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss..................................  $   (1,350,514) $   (1,671,812) $    (31,797) $    (27,267)
  Net realized gain (loss) on investments..............      29,525,737      (5,797,473)    3,372,764       158,012
  Net realized gain (loss) on options..................        (476,338)        143,423            --            --
  Net realized gain (loss) on foreign currency and
    other assets and liabilities.......................              --              --          (171)            8
  Net change in unrealized appreciation/depreciation of
    investments........................................      40,348,105       8,948,305     1,957,393     2,032,468
  Net change in unrealized appreciation/depreciation on
    written option contracts...........................         138,403         (35,788)           --            --
                                                         --------------  --------------  ------------  ------------
  Net increase in net assets resulting from
    operations.........................................      68,185,393       1,586,655     5,298,189     2,163,221
                                                         --------------  --------------  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A).................              --              --            --       (12,655)
  From net investment income (Class B).................              --              --            --       (10,889)
  From net investment income (Class II)................              --              --            --        (1,447)
  From net realized gains on investments (Class A).....              --        (291,095)     (130,146)           --
  From net realized gains on investments (Class B).....              --        (365,194)     (234,029)           --
  From net realized gains on investments (Class II)....              --         (45,708)      (35,835)           --
                                                         --------------  --------------  ------------  ------------
Total dividends and distributions to shareholders......              --        (701,997)     (400,010)      (24,991)
                                                         --------------  --------------  ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 9)................................      17,789,698      47,881,964     6,367,626     1,630,996
                                                         --------------  --------------  ------------  ------------

TOTAL INCREASE IN NET ASSETS...........................      85,975,091      48,766,622    11,265,805     3,769,226

NET ASSETS:
Beginning of period....................................     141,836,983      93,070,361    28,446,206    24,676,980
                                                         --------------  --------------  ------------  ------------
End of period [including undistributed net investment
  loss for April 30, 1999 and October 31, 1998 of
  ($1,354,428), ($3,914); ($32,637), and ($840)
  respectively]........................................  $  227,812,074  $  141,836,983  $ 39,712,011  $ 28,446,206
                                                         --------------  --------------  ------------  ------------
                                                         --------------  --------------  ------------  ------------

See Notes to Financial Statements

                                                                              29
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                         LARGE-CAP VALUE PORTFOLIO          VALUE PORTFOLIO
                                                         --------------------------  ------------------------------
                                                           FOR THE                      FOR THE
                                                          SIX MONTHS     FOR THE       SIX MONTHS       FOR THE
                                                            ENDED          YEAR          ENDED            YEAR
                                                          APRIL 30,       ENDED        APRIL 30,         ENDED
                                                             1999      OCTOBER 31,        1999        OCTOBER 31,
                                                         (UNAUDITED)       1998       (UNAUDITED)         1998
                                                         ----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).........................  $    (91,330) $    (42,190) $      201,190  $     (804,668)
  Net realized gain (loss) on investments..............       532,676       151,733       8,937,191      (7,005,287)
  Net realized gain (loss) on foreign currency and
    other assets and liabilities.......................            --             5              --            (473)
  Net change in unrealized appreciation/depreciation of
    investments........................................     7,826,000       145,056      16,847,129      (5,278,392)
  Net change in unrealized appreciation/depreciation of
    foreign currency and other assets and liabilities..            --            --              70               1
                                                         ------------  ------------  --------------  --------------
  Net increase (decrease) in net assets resulting from
    operations.........................................     8,267,346       254,604      25,985,580     (13,088,819)
                                                         ------------  ------------  --------------  --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A).................            --        (8,099)             --              --
  From net investment income (Class B).................            --       (10,027)             --              --
  From net investment income (Class II)................            --        (1,868)             --              --
  From net investment income (Class Z).................            --          (197)             --              --
  From net realized gains on investments (Class A).....       (80,398)           --              --      (1,938,244)
  From net realized gains on investments (Class B).....      (180,925)           --              --      (3,147,503)
  From net realized gains on investments (Class II)....       (37,456)           --              --        (364,243)
  From net realized gains on investments (Class Z).....        (1,202)           --              --              --
                                                         ------------  ------------  --------------  --------------
Total dividends and distributions to shareholders......      (299,981)      (20,191)             --      (5,449,990)
                                                         ------------  ------------  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS (NOTE 9)..................       919,685    22,129,144     (38,788,157)     80,750,098
                                                         ------------  ------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS................     8,887,050    22,363,557     (12,802,577)     62,211,289

NET ASSETS:
Beginning of period....................................    47,100,907    24,737,350     197,506,735     135,295,446
                                                         ------------  ------------  --------------  --------------
End of period [including undistributed net investment
  income (loss) for April 30, 1999 and October 31, 1998
  of ($92,110), ($780); $195,629, and ($5,561)
  respectively]........................................  $ 55,987,957  $ 47,100,907  $  184,704,158  $  197,506,735
                                                         ------------  ------------  --------------  --------------
                                                         ------------  ------------  --------------  --------------

See Notes to Financial Statements

30
STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                  INTERNATIONAL EQUITY
                                 SMALL-CAP VALUE PORTFOLIO             PORTFOLIO                   FOCUS PORTFOLIO
                                ----------------------------  ----------------------------  ------------------------------
                                                                                                               FOR THE
                                   FOR THE                       FOR THE                       FOR THE          PERIOD
                                 SIX MONTHS       FOR THE      SIX MONTHS       FOR THE       SIX MONTHS       JUNE 8,
                                    ENDED          YEAR           ENDED          YEAR           ENDED           1998*
                                  APRIL 30,        ENDED        APRIL 30,        ENDED        APRIL 30,        THROUGH
                                    1999        OCTOBER 31,       1999        OCTOBER 31,        1999        OCTOBER 31,
                                 (UNAUDITED)       1998        (UNAUDITED)       1998        (UNAUDITED)         1998
                                ------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income
    (loss)....................  $      14,533  $     (47,296) $    (359,127) $    (387,307) $   (1,255,885) $     (199,494)
  Net realized gain (loss) on
    investments...............     (1,709,679)    (1,440,075)     2,905,431     (5,240,326)     13,861,530      (8,194,979)
  Net realized loss on
    options...................             --             --        (55,678)      (251,838)             --              --
  Net realized loss on future
    contracts.................             --             --       (395,185)       (27,788)             --              --
  Net realized gain (loss) on
    foreign currency and other
    assets and liabilities....             --             --       (763,220)       459,966              --              --
  Net change in unrealized
    appreciation/ depreciation
    of investments............      5,049,458     (6,590,682)     7,183,305      4,506,398      37,302,647       6,635,585
  Net change in unrealized
    appreciation/ depreciation
    on future contracts.......             --             --        163,839       (157,105)             --              --
  Net change in unrealized
    appreciation/ depreciation
    of foreign currency and
    other assets and
    liabilities...............             --             --        374,844       (454,809)             --              --
  Net change in unrealized
    appreciation/ depreciation
    on written option
    contracts.................             --             --          4,376             --              --              --
                                -------------  -------------  -------------  -------------  --------------  --------------
  Net increase (decrease) in
    net assets resulting from
    operations................      3,354,312     (8,078,053)     9,058,585     (1,552,809)     49,908,292      (1,758,888)
                                -------------  -------------  -------------  -------------  --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    (Class A).................             --        (16,218)            --             --              --              --
  From net investment income
    (Class B).................             --        (19,460)            --             --              --              --
  From net investment income
    (Class II)................             --         (4,296)            --             --              --              --
  From net investment income
    (Class Z).................             --           (183)            --             --              --              --
  From net realized gains on
    investments (Class A).....             --             --       (106,783)      (431,326)             --              --
  From net realized gains on
    investments (Class B).....             --             --       (193,653)      (773,323)             --              --
  From net realized gains on
    investments (Class II)....             --             --        (33,985)       (80,350)             --              --
  From net realized gains on
    investments (Class Z).....             --             --           (586)            --              --              --
                                -------------  -------------  -------------  -------------  --------------  --------------
Total dividends and
  distributions to
  shareholders................             --        (40,157)      (335,007)    (1,284,999)             --              --
                                -------------  -------------  -------------  -------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  (NOTE 9)....................     (5,932,359)    30,250,351     (7,236,697)    15,719,105     207,022,542     112,732,817
                                -------------  -------------  -------------  -------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................     (2,578,047)    22,132,141      1,486,881     12,881,297     256,930,834     110,973,929
NET ASSETS:
Beginning of period...........     47,115,302     24,983,161     84,361,693     71,480,396     110,973,929              --
                                -------------  -------------  -------------  -------------  --------------  --------------
End of period [including
  undistributed net investment
  income (loss) for April 30,
  1999 and October 31, 1998 of
  $13,732, ($801); ($893,615),
  $265,285; ($1,255,855) and
  $-- respectively]...........  $  44,537,255  $  47,115,302  $  85,848,574  $  84,361,693  $  367,904,763  $  110,973,929
                                -------------  -------------  -------------  -------------  --------------  --------------
                                -------------  -------------  -------------  -------------  --------------  --------------

--------------------
*   Commencement of Operations

See Notes to Financial Statements

                                                                              31
                                                        STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS

                                                                      NET                     DIVIDENDS
                                                                  GAIN (LOSS)      TOTAL        FROM      DISTRI-              NET
                                          NET ASSET      NET       ON INVEST-       FROM         NET      BUTIONS             ASSET
                                           VALUE,      INVEST-    MENTS (BOTH     INVEST-      INVEST-     FROM      TOTAL    VALUE,
                 PERIOD                   BEGINNING     MENT      REALIZED AND      MENT        MENT      CAPITAL   DISTRI-   END OF
                 ENDED                    OF PERIOD    LOSS(1)    UNREALIZED)    OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD
----------------------------------------  ---------   ---------   ------------   ----------   ---------   -------   -------   ------
LARGE-CAP GROWTH PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $   --        $(0.71)       $(0.71)     $   --     $    --   $    --   $11.79
10/31/98................................    11.79       (0.11)         2.05          1.94       (0.01)         --     (0.01)   13.72
4/30/99(6)..............................    13.72       (0.07)         3.05          2.98          --          --        --    16.70
                                                              CLASS B
10/15/97-10/31/97.......................    12.50          --         (0.71)        (0.71)         --          --        --    11.79
10/31/98................................    11.79       (0.21)         2.04          1.83          --          --        --    13.62
4/30/99(6)..............................    13.62       (0.12)         3.02          2.90          --          --        --    16.52
                                                              CLASS II
10/15/97-10/31/97.......................    12.50          --         (0.72)        (0.72)         --          --        --    11.78
10/31/98................................    11.78       (0.20)         2.04          1.84          --          --        --    13.62
4/30/99(6)..............................    13.62       (0.12)         3.02          2.90          --          --        --    16.52
------------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $(0.16)       $ 1.37        $ 1.21      $   --     $    --   $    --   $13.71
10/31/98................................    13.71       (0.18)         1.07          0.89          --          --        --    14.60
4/30/99(6)..............................    14.60       (0.10)         3.68          3.58          --       (0.64)    (0.64)   17.54
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.25)         1.38          1.13          --          --        --    13.63
10/31/98................................    13.63       (0.27)         1.06          0.79          --          --        --    14.42
4/30/99(6)..............................    14.42       (0.15)         3.63          3.48          --       (0.64)    (0.64)   17.26
                                                              CLASS II
3/06/97-10/31/97........................    11.93       (0.18)         1.89          1.71          --          --        --    13.64
10/31/98................................    13.64       (0.27)         1.06          0.79          --          --        --    14.43
4/30/99(6)..............................    14.43       (0.16)         3.65          3.49          --       (0.64)    (0.64)   17.28
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $(0.11)       $ 3.51        $ 3.40      $   --     $    --   $    --   $15.90
10/31/98................................    15.90       (0.16)         0.87          0.71          --       (0.11)    (0.11)   16.50
4/30/99(6)..............................    16.50       (0.11)         7.84          7.73          --          --        --    24.23
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.24)         3.54          3.30          --          --        --    15.80
10/31/98................................    15.80       (0.27)         0.87          0.60          --       (0.11)    (0.11)   16.29
4/30/99(6)..............................    16.29       (0.17)         7.71          7.54          --          --        --    23.83
                                                              CLASS II
3/06/97-10/31/97........................    13.38       (0.17)         2.59          2.42          --          --        --    15.80
10/31/98................................    15.80       (0.27)         0.88          0.61          --       (0.11)    (0.11)   16.30
4/30/99(6)..............................    16.30       (0.18)         7.70          7.52          --          --        --    23.82
                                                              CLASS Z
4/03/98-10/31/98........................    18.30       (0.03)        (1.70)        (1.73)         --          --        --    16.57
4/30/99(6)..............................    16.57       (0.05)         7.88          7.83          --          --        --    24.40


                                                                                      RATIO OF
                                                      NET ASSETS     RATIO OF        INVESTMENT
                                                        END OF       EXPENSES      INCOME (LOSS)
                 PERIOD                     TOTAL       PERIOD      TO AVERAGE     TO AVERAGE NET   PORTFOLIO
                 ENDED                    RETURN(2)    (000'S)     NET ASSETS(4)     ASSETS(4)      TURNOVER
----------------------------------------  ---------   ----------   -------------   --------------   ---------
LARGE-CAP GROWTH PORTFOLIO

10/15/97-10/31/97.......................    (5.68)%    $  23,609        1.78%(3)         0.34%(3)        1%
10/31/98................................    16.42         14,390        1.78            (0.90)          30
4/30/99(6)..............................    21.72         24,376        1.78(3)(5)      (0.90)(3)       13

10/15/97-10/31/97.......................    (5.68)           773        2.43(3)         (0.84)(3)        1
10/31/98................................    15.54         26,125        2.43            (1.54)          30
4/30/99(6)..............................    21.29         45,298        2.43(3)(5)      (1.55)(3)       13

10/15/97-10/31/97.......................    (5.76)           166        2.43(3)         (0.42)(3)        1
10/31/98................................    15.64          7,317        2.43            (1.54)          30
4/30/99(6)..............................    21.29         15,051        2.43(3)(5)      (1.55)(3)       13
----------------------------------------
MID-CAP GROWTH PORTFOLIO

11/19/96-10/31/97.......................     9.68%     $  18,404        1.85%(3)        (1.19)%(3)      97%
10/31/98................................     6.49         32,115        1.78            (1.19)         135
4/30/99(6)..............................    25.33         37,896        1.78(3)(5)      (1.28)(3)       69

11/19/96-10/31/97.......................     9.04         35,739        2.47(3)         (1.92)(3)       97
10/31/98................................     5.80         58,555        2.43            (1.84)         135
4/30/99(6)..............................    24.94         70,128        2.43(3)(5)      (1.93)(3)       69

3/06/97-10/31/97........................    14.33          4,685        2.45(3)         (1.97)(3)       97
10/31/98................................     5.79          9,482        2.43            (1.84)         135
4/30/99(6)..............................    24.99         10,732        2.43(3)(5)      (1.96)(3)       69
----------------------------------------
AGGRESSIVE GROWTH PORTFOLIO

11/19/96-10/31/97.......................    27.20%     $  38,537        1.84%(3)        (0.77)%(3)     150%
10/31/98................................     4.55         55,925        1.78            (0.95)         142
4/30/99(6)..............................    46.85         86,340        1.78(3)(5)      (1.04)(3)       63

11/19/96-10/31/97.......................    26.40         48,594        2.47(3)         (1.58)(3)      150
10/31/98................................     3.87         74,998        2.43            (1.60)         142
4/30/99(6)..............................    46.29        122,896        2.43(3)(5)      (1.67)(3)       63

3/06/97-10/31/97........................    18.09          5,939        2.45(3)         (1.68)(3)      150
10/31/98................................     3.94         10,568        2.43            (1.60)         142
4/30/99(6)..............................    46.13         18,001        2.43(3)(5)      (1.69)(3)       63

4/03/98-10/31/98........................    (9.45)           346        1.21(3)         (0.36)(3)      142
4/30/99(6)..............................    47.25            575        1.21(3)(5)      (0.49)(3)       63

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                10/31/97   10/31/98   4/30/99                                      10/31/97   10/31/98   4/30/99
                                --------   --------   --------                                     --------   --------   --------
Large-Cap Growth A............    0.59%      0.72%      0.50%      Mid-Cap Growth II.............    0.96%      0.39%      0.20%
Large-Cap Growth B............    1.53%      0.80%      0.50%      Aggressive Growth A...........    0.26%      0.27%      0.10%
Large-Cap Growth II...........    3.29%      1.42%      0.76%      Aggressive Growth B...........    0.32%      0.28%      0.11%
Mid-Cap Growth A..............    0.34%      0.30%      0.17%      Aggressive Growth II..........    0.73%      0.44%      0.16%
Mid-Cap Growth B..............    0.42%      0.33%      0.19%      Aggressive Growth Z...........        --     7.62%      4.48%

(5) The expense ratio reflects the effect of a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

32
STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      NET                     DIVIDENDS
                                                         NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-              NET
                                          NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS             ASSET
                                           VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-     FROM      TOTAL    VALUE,
                 PERIOD                   BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL   DISTRI-   END OF
                 ENDED                    OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD
----------------------------------------  ---------   ---------   ------------   ----------   ---------   -------   -------   ------
FOCUSED GROWTH AND INCOME
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $(0.01)       $(0.53)       $(0.52)     $   --     $    --   $    --   $11.98
10/31/98................................    11.98        0.03          1.04          1.07       (0.01)         --     (0.01)   13.04
4/30/99(6)..............................    13.04        0.02          2.44          2.46          --       (0.18)    (0.18)   15.32
                                                              CLASS B
10/15/97-10/31/97.......................    12.50          --         (0.54)        (0.54)         --          --        --    11.96
10/31/98................................    11.96       (0.07)         1.08          1.01       (0.01)         --     (0.01)   12.96
4/30/99(6)..............................    12.96       (0.03)         2.43          2.40          --       (0.18)    (0.18)   15.18
                                                              CLASS II
10/15/97-10/31/97.......................    12.50          --         (0.53)        (0.53)         --          --        --    11.97
10/31/98................................    11.97       (0.07)         1.06          0.99       (0.01)         --     (0.01)   12.95
4/30/99(6)..............................    12.95       (0.03)         2.42          2.39          --       (0.18)    (0.18)   15.16
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $ 0.01        $(0.65)       $(0.64)     $   --     $    --   $    --    11.86
10/31/98................................    11.86        0.03          0.71          0.74       (0.01)         --     (0.01)   12.59
4/30/99(6)..............................    12.59        0.01          2.19          2.20          --       (0.08)    (0.08)   14.71
                                                              CLASS B
10/15/97-10/31/97.......................    12.50          --         (0.64)        (0.64)         --          --        --    11.86
10/31/98................................    11.86       (0.04)         0.69          0.65          --          --        --    12.51
4/30/99(6)..............................    12.51       (0.04)         2.19          2.15          --       (0.08)    (0.08)   14.58
                                                              CLASS II
10/15/97-10/31/97.......................    12.50          --         (0.64)        (0.64)         --          --        --    11.86
10/31/98................................    11.86       (0.04)         0.69          0.65          --          --        --    12.51
4/30/99(6)..............................    12.51       (0.04)         2.19          2.15          --       (0.08)    (0.08)   14.58
                                                              CLASS Z
4/16/98-10/31/98........................    13.86        0.06         (1.27)        (1.21)      (0.01)         --     (0.01)   12.64
4/30/99(6)..............................    12.64        0.05          2.20          2.25          --       (0.08)    (0.08)   14.81


                                                                                      RATIO OF
                                                      NET ASSETS     RATIO OF        INVESTMENT
                                                        END OF       EXPENSES      INCOME (LOSS)
                 PERIOD                     TOTAL       PERIOD      TO AVERAGE     TO AVERAGE NET   PORTFOLIO
                 ENDED                    RETURN(2)    (000'S)     NET ASSETS(4)     ASSETS(4)      TURNOVER
----------------------------------------  ---------   ----------   -------------   --------------   ---------
FOCUSED GROWTH AND INCOME

10/15/97-10/31/97.......................    (4.16)%    $  23,593        1.78%(3)         1.35%(3)        2%
10/31/98................................     8.95          9,799        1.78             0.22           98
4/30/99(6)..............................    19.10         12,849        1.72(3)(5)       0.23(3)       127

10/15/97-10/31/97.......................    (4.32)           941        2.43(3)          0.29(3)         2
10/31/98................................     8.43         16,157        2.43            (0.52)          98
4/30/99(6)..............................    18.76         21,716        2.37(3)(5)      (0.42)(3)      127

10/15/97-10/31/97.......................    (4.24)           143        2.43(3)          0.54(3)         2
10/31/98................................     8.26          2,490        2.43            (0.53)          98
4/30/99(6)..............................    18.69          5,147        2.36(3)(5)      (0.40)(3)      127
----------------------------------------
LARGE-CAP VALUE PORTFOLIO

10/15/97-10/31/97.......................    (5.12)%    $  23,240        1.78%(3)         1.07%(3)       --%
10/31/98................................     6.22         12,921        1.78             0.22           37
4/30/99(6)..............................    17.55         14,965        1.78(3)(5)       0.11(3)        23

10/15/97-10/31/97.......................    (5.12)         1,325        2.43(3)          0.22(3)        --
10/31/98................................     5.52         28,149        2.43            (0.34)          37
4/30/99(6)..............................    17.26         31,974        2.43(3)(5)      (0.54)(3)       23

10/15/97-10/31/97.......................    (5.12)           172        2.43(3)          0.53(3)        --
10/31/98................................     5.52          5,823        2.43            (0.31)          37
4/30/99(6)..............................    17.26          8,809        2.43(3)(5)      (0.54)(3)       23

4/16/98-10/31/98........................    (8.72)           207        1.21(3)          0.97(3)        37
4/30/99(6)..............................    17.88            240        1.21(3)(5)       0.68(3)        23

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                10/31/97   10/31/98   4/30/99                                      10/31/97   10/31/98   4/30/99
                                --------   --------   --------                                     --------   --------   --------
Focused Growth and Income A...    0.58%      0.62%      0.39%      Large-Cap Value B.............    1.16%      0.61%      0.27%
Focused Growth and Income B...    1.26%      0.67%      0.45%      Large-Cap Value II............    3.22%      1.14%      0.37%
Focused Growth and Income II..    3.12%      2.11%      0.77%      Large-Cap Value Z.............        --    11.77%      9.57%
Large-Cap Value A.............    0.58%      0.67%      0.28%

(5) The expense ratio reflects the effect of a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

                                                                              33
                                                        STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      NET                     DIVIDENDS
                                                         NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-              NET
                                          NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS             ASSET
                                           VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-     FROM      TOTAL    VALUE,
                 PERIOD                   BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL   DISTRI-   END OF
                 ENDED                    OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD
----------------------------------------  ---------   ---------   ------------   ----------   ---------   -------   -------   ------
VALUE PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $   --        $ 3.59        $ 3.59      $   --     $    --   $    --   $16.09
10/31/98................................    16.09          --         (0.51)        (0.51)         --       (0.59)    (0.59)   14.99
4/30/99(6)..............................    14.99        0.05          2.19          2.24          --          --        --    17.23
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.11)         3.61          3.50          --          --        --    16.00
10/31/98................................    16.00       (0.10)        (0.50)        (0.60)         --       (0.59)    (0.59)   14.81
4/30/99(6)..............................    14.81          --          2.16          2.16          --          --        --    16.97
                                                              CLASS II
3/06/97-10/31/97........................    13.56       (0.08)         2.52          2.44          --          --        --    16.00
10/31/98................................    16.00       (0.11)        (0.49)        (0.60)         --       (0.59)    (0.59)   14.81
4/30/99(6)..............................    14.81          --          2.16          2.16          --          --        --    16.97
                                                              CLASS Z
4/03/98-10/31/98........................    17.62        0.05         (2.63)        (2.58)         --          --        --    15.04
4/30/99(6)..............................    15.04        0.10          2.19          2.29          --          --        --    17.33
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $ 0.01        $(0.37)       $(0.36)     $   --     $    --   $    --   $12.14
10/31/98................................    12.14        0.05         (1.36)        (1.31)      (0.01)         --     (0.01)   10.82
4/30/99(6)..............................    10.82        0.03          0.87          0.90          --          --        --    11.72
                                                              CLASS B
10/15/97-10/31/97.......................    12.50        0.01         (0.38)        (0.37)         --          --        --    12.13
10/31/98................................    12.13       (0.05)        (1.33)        (1.38)      (0.01)         --     (0.01)   10.74
4/30/99(6)..............................    10.74       (0.01)         0.87          0.86          --          --        --    11.60
                                                              CLASS II
10/15/97-10/31/97.......................    12.50        0.01         (0.37)        (0.36)         --          --        --    12.14
10/31/98................................    12.14       (0.06)        (1.33)        (1.39)      (0.01)         --     (0.01)   10.74
4/30/99(6)..............................    10.74       (0.01)         0.88          0.87          --          --        --    11.61
                                                              CLASS Z
4/03/98-10/31/98........................    13.63        0.04         (2.80)        (2.76)      (0.02)         --     (0.02)   10.85
4/30/99(6)..............................    10.85        0.06          0.87          0.93          --          --        --    11.78


                                                                                      RATIO OF
                                                      NET ASSETS     RATIO OF        INVESTMENT
                                                        END OF       EXPENSES      INCOME (LOSS)
                 PERIOD                     TOTAL       PERIOD      TO AVERAGE     TO AVERAGE NET   PORTFOLIO
                 ENDED                    RETURN(2)    (000'S)     NET ASSETS(4)     ASSETS(4)      TURNOVER
----------------------------------------  ---------   ----------   -------------   --------------   ---------
VALUE PORTFOLIO

11/19/96-10/31/97.......................    28.72%     $  48,377        1.84%(3)           --%(3)       48%
10/31/98................................    (3.32)        71,116        1.78            (0.01)          69
4/30/99(6)..............................    14.94         65,269        1.78(3)(5)       0.62(3)        79

11/19/96-10/31/97.......................    28.00         77,534        2.46(3)         (0.74)(3)       48
10/31/98................................    (3.92)       111,030        2.43            (0.66)          69
4/30/99(6)..............................    14.58        105,682        2.43(3)(5)      (0.01)(3)       79

3/06/97-10/31/97........................    17.99          9,384        2.45(3)         (0.78)(3)       48
10/31/98................................    (3.92)        15,260        2.43            (0.66)          69
4/30/99(6)..............................    14.58         13,662        2.43(3)(5)      (0.03)(3)       79

4/03/98-10/31/98........................   (14.64)           101        1.21(3)          0.62(3)        69
4/30/99(6)..............................    15.23             92        1.21(3)(5)       1.21(3)        79
----------------------------------------
SMALL-CAP VALUE PORTFOLIO

10/15/97-10/31/97.......................    (2.88)%    $  21,346        1.78%(3)         2.57%(3)       --%
10/31/98................................   (10.79)        15,051        1.78             0.42           50
4/30/99(6)..............................     8.32         14,748        1.78(3)(5)       0.50(3)        42

10/15/97-10/31/97.......................    (2.96)         3,112        2.43(3)          1.75(3)        --
10/31/98................................   (11.40)        25,954        2.43            (0.44)          50
4/30/99(6)..............................     8.01         23,327        2.43(3)(5)      (0.15)(3)       42

10/15/97-10/31/97.......................    (2.88)           525        2.43(3)          1.75(3)        --
10/31/98................................   (11.47)         5,968        2.43            (0.48)          50
4/30/99(6)..............................     8.10          6,406        2.43(3)(5)      (0.16)(3)       42

4/03/98-10/31/98........................   (20.30)           142        1.21(3)          0.70(3)        50
4/30/99(6)..............................     8.57             56        1.21(3)(5)       1.01(3)        42

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                10/31/97   10/31/98   4/30/99                                      10/31/97   10/31/98   4/30/99
                                --------   --------   --------                                     --------   --------   --------
Value A.......................    0.28%      0.17%      0.04%      Small-Cap Value A.............    0.57%      0.66%      0.45%
Value B.......................    0.34%      0.19%      0.06%      Small-Cap Value B.............    0.74%      0.62%      0.45%
Value II......................    0.63%      0.21%      0.11%      Small-Cap Value II............    1.42%      1.05%      0.59%
Value Z.......................      --      28.83%     21.03%      Small-Cap Value Z.............      --      20.37%     16.19%

(5) The expense ratio reflects a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

34
STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      NET                     DIVIDENDS
                                                         NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-              NET
                                          NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS             ASSET
                                           VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-     FROM      TOTAL    VALUE,
                 PERIOD                   BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL   DISTRI-   END OF
                 ENDED                    OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD
----------------------------------------  ---------   ---------   ------------   ----------   ---------   -------   -------   ------
INTERNATIONAL EQUITY PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $ 0.01        $(0.05)       $(0.04)     $   --     $    --   $    --   $12.46
10/31/98................................    12.46       (0.01)        (0.01)        (0.02)         --       (0.22)    (0.22)   12.22
4/30/99(6)..............................    12.22       (0.04)         1.38          1.34          --       (0.05)    (0.05)   13.51
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.09)        (0.03)        (0.12)         --          --        --    12.38
10/31/98................................    12.38       (0.09)           --         (0.09)         --       (0.22)    (0.22)   12.07
4/30/99(6)..............................    12.07       (0.08)         1.35          1.27          --       (0.05)    (0.05)   13.29
                                                              CLASS II
3/06/97-10/31/97........................    12.60       (0.07)        (0.15)        (0.22)         --          --        --    12.38
10/31/98................................    12.38       (0.09)           --         (0.09)         --       (0.22)    (0.22)   12.07
4/30/99(6)..............................    12.07       (0.08)         1.35          1.27          --       (0.05)    (0.05)   13.29
                                                              CLASS Z
4/06/98-10/31/98........................    13.87        0.03         (1.63)        (1.60)         --          --        --    12.27
4/30/99(6)..............................    12.27       (0.01)         1.39          1.38          --       (0.05)    (0.05)   13.60
------------------------------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO
                                                              CLASS A
6/08/98-10/31/98........................   $12.50      $(0.01)       $ 0.11        $ 0.10      $   --     $    --   $    --   $12.60
4/30/99(6)..............................    12.60       (0.05)         4.30          4.25          --          --        --    16.85
                                                              CLASS B
6/08/98-10/31/98........................    12.50       (0.04)         0.10          0.06          --          --        --    12.56
4/30/99(6)..............................    12.56       (0.10)         4.29          4.19          --          --        --    16.75
                                                              CLASS II
6/08/98-10/31/98........................    12.50       (0.04)         0.10          0.06          --          --        --    12.56
4/30/99(6)..............................    12.56       (0.10)         4.28          4.18          --          --        --    16.74


                                                                                      RATIO OF
                                                      NET ASSETS     RATIO OF        INVESTMENT
                                                        END OF       EXPENSES      INCOME (LOSS)
                 PERIOD                     TOTAL       PERIOD      TO AVERAGE     TO AVERAGE NET   PORTFOLIO
                 ENDED                    RETURN(2)    (000'S)     NET ASSETS(4)     ASSETS(4)      TURNOVER
----------------------------------------  ---------   ----------   -------------   --------------   ---------
INTERNATIONAL EQUITY PORTFOLIO

11/19/96-10/31/97.......................    (0.32)%    $  24,365        2.10%(3)         0.07%(3)       70%
10/31/98................................    (0.09)        28,418        2.03            (0.11)         114
4/30/99(6)..............................    10.99         28,698        2.03(3)(5)      (0.61)(3)       73

11/19/96-10/31/97.......................    (0.96)        42,656        2.72(3)         (0.69)(3)       70
10/31/98................................    (0.67)        47,817        2.68            (0.74)         114
4/30/99(6)..............................    10.55         47,747        2.68(3)(5)      (1.27)(3)       73

3/06/97-10/31/97........................    (1.75)         4,459        2.70(3)         (0.75)(3)       70
10/31/98................................    (0.67)         7,982        2.68            (0.71)         114
4/30/99(6)..............................    10.55          9,368        2.68(3)(5)      (1.23)(3)       73

4/06/98-10/31/98........................   (11.54)           145        1.46(3)          0.40(3)       114
4/30/99(6)..............................    11.27             36        1.46(3)(5)      (0.11)(3)       73
----------------------------------------  -------------------------------------------------------------------
FOCUS PORTFOLIO

6/08/98-10/31/98........................     0.80%     $  29,770        1.45%(3)        (0.21)%(3)     106%
4/30/99(6)..............................    33.73         99,125        1.45(3)(5)      (0.68)(3)       86

6/08/98-10/31/98........................     0.48         45,817        2.10(3)         (0.92)(3)      106
4/30/99(6)..............................    33.36        149,366        2.10(3)(5)      (1.32)(3)       86

6/08/98-10/31/98........................     0.48         35,387        2.10(3)         (0.93)(3)      106
4/30/99(6)..............................    33.28        119,414        2.10(3)(5)      (1.32)(3)       86

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                10/31/97   10/31/98   4/30/99                                      10/31/97   10/31/98   4/30/99
                                --------   --------   --------                                     --------   --------   --------
International Equity A .......    0.37%      0.45%      0.29%      Focus A ......................      --       0.32%      0.23%
International Equity B .......    0.45%      0.48%      0.31%      Focus B ......................      --       0.32%      0.23%
International Equity II ......    0.87%      0.55%      0.40%      Focus II .....................      --       0.32%      0.22%
International Equity Z .......      --      16.25%     12.78%

(5) The expense ratio reflects a gross up of custody expense credits
(6) Unaudited

See Notes to Financial Statements

                                                                              35
                                                        STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--95.4%
BANKS--3.8%
  Bank of New York Co., Inc.............           17,680   $       707,200
  BankAmerica Corp......................            6,797           488,534
  MBNA Corp.............................           21,400           603,213
  State Street Corp.....................           16,000         1,400,000
                                                            ---------------
                                                                  3,198,947
                                                            ---------------
BROADCASTING & MEDIA--9.8%
  AT&T Corp.-Liberty Media Group, Inc.,
    Class A+............................            6,575           419,978
  Cablevision Systems Corp., Class A+...            8,920           690,185
  CBS Corp.+............................           16,000           729,000
  Comcast Corp., Class A................           13,745           902,015
  Interpublic Group of Cos., Inc........           24,800         1,923,550
  MediaOne Group, Inc.+.................           10,260           836,831
  Omnicom Group, Inc....................           14,000         1,015,000
  Time Warner, Inc......................           15,410         1,078,700
  Viacom, Inc., Class B+................           17,715           724,101
                                                            ---------------
                                                                  8,319,360
                                                            ---------------
BUSINESS SERVICES--0.8%
  Tyco International Ltd................            8,190           665,438
                                                            ---------------
COMMUNICATION EQUIPMENT--0.9%
  Tellabs, Inc.+........................            7,200           787,500
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--6.8%
  Dell Computer Corp.+..................           17,795           731,819
  EMC Corp.+............................           16,985         1,850,303
  Hewlett-Packard Co....................           22,000         1,735,250
  International Business Machines
    Corp................................            7,000         1,464,313
                                                            ---------------
                                                                  5,781,685
                                                            ---------------
DRUGS--9.8%
  Bristol-Myers Squibb Co.(1)...........           14,000           889,875
  Eli Lilly & Co.(1)....................           30,605         2,253,293
  Merck & Co., Inc......................           21,700         1,524,425
  Pfizer, Inc.(1).......................           22,050         2,537,128
  Pharmacia & Upjohn, Inc...............           10,100           565,600
  SmithKline Beecham PLC ADR............            8,175           536,996
                                                            ---------------
                                                                  8,307,317
                                                            ---------------
ELECTRONICS--5.5%
  ASM Lithography Holdings NV+..........           14,400           561,600
  Intel Corp............................           36,800         2,249,400
  Linear Technology Corp................           11,470           652,356
  Molex, Inc............................           24,000           687,000
  Solectron Corp.+......................           10,800           523,800
                                                            ---------------
                                                                  4,674,156
                                                            ---------------

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
ENTERTAINMENT PRODUCTS--0.4%
  Mattel, Inc...........................           13,300   $       344,138
                                                            ---------------
FINANCIAL SERVICES--6.4%
  American Express Co...................           11,580         1,513,361
  Charles Schwab Corp...................           11,775         1,292,306
  Citigroup, Inc........................            5,925           445,856
  Federal Home Loan Mortgage Corp.......            6,650           417,288
  Federal National Mortgage
    Association.........................            9,225           654,398
  Morgan Stanley, Dean Witter & Co......            8,390           832,183
  Newcourt Credit Group, Inc............           10,350           292,388
                                                            ---------------
                                                                  5,447,780
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--4.2%
  Bestfoods.............................           14,000           702,625
  Coca-Cola Co..........................           24,945         1,696,260
  Coca-Cola Enterprises, Inc............           21,350           736,575
  Ralston-Ralston Purina Group..........           12,600           384,300
                                                            ---------------
                                                                  3,519,760
                                                            ---------------
HEALTH SERVICES--0.5%
  IMS Health, Inc.......................           14,900           447,000
                                                            ---------------
HOUSEHOLD PRODUCTS--4.0%
  Gillette Co.(1).......................           31,500         1,643,906
  Procter & Gamble Co...................           12,000         1,125,750
  Warner-Lambert Co.(1).................            9,000           611,438
                                                            ---------------
                                                                  3,381,094
                                                            ---------------
HOUSING--1.4%
  Home Depot, Inc.......................           20,090         1,204,144
                                                            ---------------
INSURANCE--1.9%
  American International Group, Inc.*...           13,500         1,585,406
                                                            ---------------
LEISURE & TOURISM--7.8%
  Carnival Corp., Class A...............           24,275         1,001,344
  Marriott International, Inc., Class
    A...................................           16,000           670,000
  McDonald's Corp.(1)...................           45,700         1,936,537
  MGM Grand, Inc.+......................           19,425           854,700
  Southwest Airlines Co.(1).............           12,450           405,403
  The Walt Disney Co....................           35,000         1,111,250
  UAL Corp.+............................            8,165           659,324
                                                            ---------------
                                                                  6,638,558
                                                            ---------------
MACHINERY--0.6%
  Applied Materials, Inc.+..............            9,675           518,217
                                                            ---------------
MEDICAL PRODUCTS--8.0%
  AstraZeneca PLC ADR...................           16,234           637,185
  Boston Scientific Corp.+..............           23,000           978,937
  Johnson & Johnson Co..................           24,500         2,388,750

36
STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)

  Medtronic, Inc.(1)....................           25,500   $     1,834,406
  Stryker Corp..........................           15,000           917,813
                                                            ---------------
                                                                  6,757,091
                                                            ---------------
MULTI-INDUSTRY--3.3%
  General Electric Co...................           26,550         2,801,025
                                                            ---------------
RETAIL--3.1%
  Costco Cos., Inc.+....................            4,300           347,763
  Fred Meyer, Inc.+.....................            7,380           399,442
  Gap, Inc..............................            9,600           639,000
  Office Depot, Inc.+...................           55,650         1,224,300
                                                            ---------------
                                                                  2,610,505
                                                            ---------------
SOFTWARE--12.1%
  American Power Conversion Corp.+......           34,000         1,119,875
  Automatic Data Processing, Inc........           25,000         1,112,500
  BMC Software, Inc.+...................           21,500           924,500
  Cisco Systems, Inc.+..................           26,475         3,019,805
  Electronic Arts, Inc.+................            9,000           456,750
  Electronic Data Systems Corp..........           12,000           645,000
  Microsoft Corp.+......................           36,200         2,941,250
                                                            ---------------
                                                                 10,219,680
                                                            ---------------
TELECOMMUNICATIONS--1.8%
  Ericsson L.M. Telecommunications
    Co., Class B ADR....................           22,400           603,400
  Nokia Corp., Class A ADR..............           12,700           942,181
                                                            ---------------
                                                                  1,545,581
                                                            ---------------
TELEPHONE--2.5%
  AT&T Corp.............................           16,838           850,294
  Century Telephone Enterprises,
    Inc.(1).............................           15,000           603,750
  MCI WorldCom, Inc.+...................            8,000           657,500
                                                            ---------------
                                                                  2,111,544
                                                            ---------------
TOTAL INVESTMENT SECURITIES--95.4%
  (cost $62,956,434)....................                         80,865,926
                                                            ---------------

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
SHORT-TERM SECURITIES--1.9%
  Federal Home Loan Mortgage Discount
    Notes
    4.82% due 05/03/99
    (cost $1,599,571)...................  $         1,600   $     1,599,571
                                                            ---------------
REPURCHASE AGREEMENTS--4.0%
  Agreement with State Street Bank and
    Trust Co., bearing 4.00%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $2,773,924
    collateralized by $2,170,000 U.S.
    Treasury Bond 10.75% due 8/15/05
    approximate aggregate value
    $2,831,850
    (cost $2,773,000)...................            2,773         2,773,000
  Agreement with State Street Bank and
    Trust Co., bearing 4.00%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $597,199
    collateralized by $445,000 U.S.
    Treasury Bond 8.875%, due 2/15/19
    approximate aggregate value $609,094
    (cost $597,000).....................              597           597,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,370,000).....................                          3,370,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $67,926,005)....................            101.3%       85,835,497
Liabilities in excess of other assets...             (1.3)       (1,110,947)
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $    84,724,550
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                                              37
                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--99.3%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
  BE Aerospace, Inc.+...................           16,300   $       278,119
  Gulfstream Aerospace Corp.+...........            8,700           424,125
                                                            ---------------
                                                                    702,244
                                                            ---------------
APPAREL & TEXTILES--0.6%
  Jones Apparel Group, Inc.+............           22,100           729,300
                                                            ---------------
AUTOMOTIVE--1.6%
  AutoZone, Inc.+.......................           11,900           357,000
  Danaher Corp..........................           17,000         1,129,438
  Donaldson Co., Inc.(1)................           20,000           447,500
                                                            ---------------
                                                                  1,933,938
                                                            ---------------
BANKS--3.8%
  First Tennessee National Corp.........           13,900           599,438
  Mercantile Bankshares Corp............           15,000           555,000
  North Fork Bancorp., Inc.(1)..........           17,200           387,000
  Toronto Dominion Bank.................            8,900           475,594
  Warnaco Group, Inc., Class A..........           26,400           704,550
  WestAmerica Bancorp...................           17,000           567,375
  Wilmington Trust Corp.................           15,000           921,562
  Zions Bancorp.........................            4,700           313,431
                                                            ---------------
                                                                  4,523,950
                                                            ---------------
BROADCASTING & MEDIA--8.5%
  AT&T Corp.-Liberty Media Group, Inc.,
    Class A+............................           16,119         1,029,601
  Catalina Marketing Corp.+.............           13,200         1,127,775
  Cinar Films, Inc., Class B+...........           23,000           480,125
  Comcast Corp., Class A................            2,100           137,813
  Fox Entertainment Group, Inc., Class
    A+..................................           11,700           299,812
  Heftel Broadcasting Corp., Class A+...            8,000           431,000
  Houghton Mifflin Co...................           10,100           450,712
  Imax Corp.+...........................           13,800           261,338
  Jacor Communications, Inc.+...........            3,100           248,388
  Jones Intercable, Inc., Class A+......           20,500           950,687
  Outdoor Systems, Inc.+................           42,100         1,060,394
  Rogers Communications, Inc., Class
    B+..................................           10,200           190,613
  TCI Music, Inc., Class A+.............           12,100           544,500
  TV Guide, Inc., Class A+..............           17,800           749,825
  Univision Communications, Inc., Class
    A+..................................           11,300           653,987
  USA Networks, Inc.+...................           11,700           436,556
  Valassis Communications, Inc.+........            8,100           453,600
  Young & Rubicam, Inc.+................           15,200           605,150
                                                            ---------------
                                                                 10,111,876
                                                            ---------------

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
BUSINESS SERVICES--12.5%
  Acxiom Corp.+.........................           36,200   $       909,525
  Allied Waste Industries, Inc.+........           59,525         1,052,848
  Browning-Ferris Industries, Inc.(1)...           11,900           474,512
  Cintas Corp...........................           11,900           814,406
  Concord EFS, Inc.+....................           11,300           375,019
  Dycom Industries, Inc.................            1,900            86,806
  Fiserv, Inc.+.........................           14,850           869,653
  G & K Services, Inc., Class A.........           20,000           935,000
  Gartner Group, Inc., Class A+.........           21,200           404,125
  Ingram Micro, Inc., Class A+..........            8,200           209,100
  Interim Services, Inc.+...............           18,800           326,650
  Medquist, Inc.+.......................           14,600           500,050
  National Data Corp....................            9,500           438,188
  NOVA Corp.+...........................           21,400           556,400
  Pentair, Inc..........................            8,000           376,000
  Republic Services, Inc................           29,000           596,312
  Ritchie Brothers Auctioneers, Inc.+...           14,000           489,125
  Robert Half International, Inc.+(1)...           16,800           401,100
  Romac International, Inc.+............           22,800           256,500
  Saville Systems PLC ADR+..............           23,300           279,600
  Sodexho Marriott Services, Inc........           10,600           240,488
  Sothebys Holdings, Inc................            2,900           123,613
  Tetra Tech, Inc.+.....................           16,800           406,350
  The BISYS Group, Inc.+................           15,700           796,775
  United Rentals, Inc.+.................           81,078         2,417,138
  Viad Corp.............................           12,500           413,281
  Waste Management, Inc.................            1,000            56,500
                                                            ---------------
                                                                 14,805,064
                                                            ---------------
CHEMICALS--0.4%
  Bush Boake Allen, Inc.+...............            6,000           164,625
  Great Lakes Chemical Corp.(1).........            6,800           325,125
  Macdermid, Inc........................              700            29,356
                                                            ---------------
                                                                    519,106
                                                            ---------------
COMMUNICATION EQUIPMENT--2.6%
  ADC Telecommunications, Inc.+.........           16,500           788,906
  Broadcom Corp., Class A+..............            7,400           570,725
  Cox Communications, Inc., Class A+....            2,100           166,688
  Loral Space & Communications Corp.+...           21,700           423,150
  QUALCOMM, Inc.+.......................            5,500         1,096,562
                                                            ---------------
                                                                  3,046,031
                                                            ---------------

38
STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

COMPUTERS & BUSINESS EQUIPMENT--0.5%
  Network Appliance, Inc.+..............            5,300   $       266,656
  Network Solutions, Inc., Class A+.....            4,100           318,775
                                                            ---------------
                                                                    585,431
                                                            ---------------
DRUGS--3.3%
  ALZA Corp.+...........................            8,200           275,212
  Amerisource Health Corp., Class A+....           13,600           376,550
  Biogen, Inc.+(1)......................            8,000           760,500
  Genzyme Corp.+........................           19,000           714,875
  Gilead Sciences, Inc.+................            9,500           437,000
  MedImmune, Inc.+......................            3,900           214,988
  Omnicare, Inc.........................           21,000           505,312
  Sepracor, Inc.+.......................            1,100            92,950
  Shire Pharmaceuticals Group ADR+......            4,300            92,450
  Teva Pharmaceutical Industries Ltd.
    ADR.................................           10,600           483,625
                                                            ---------------
                                                                  3,953,462
                                                            ---------------
ELECTRICAL EQUIPMENT--0.6%
  Sanmina Corp.+........................            2,100           139,388
  SCI Systems, Inc.+....................           15,200           578,550
                                                            ---------------
                                                                    717,938
                                                            ---------------
ELECTRONICS--6.6%
  Analog Devices, Inc.+(1)..............           13,400           470,675
  Dallas Semiconductor Corp.............           24,000         1,020,000
  KLA-Tencor Corp.+(1)..................           13,600           671,500
  Linear Technology Corp................            8,400           477,750
  Littelfuse, Inc.+.....................           30,000           603,750
  Maxim Integrated Products, Inc.+......            6,800           380,800
  Molex, Inc............................           10,600           303,425
  PMC-Sierra, Inc.+.....................            5,100           488,962
  Teleflex, Inc.........................            9,900           431,269
  Uniphase Corp.+.......................            5,800           701,800
  Vitesse Semiconductor Corp.+..........           13,500           625,219
  Waters Corp.+.........................            1,400           147,175
  Xilinx, Inc.+(1)......................           33,200         1,514,750
                                                            ---------------
                                                                  7,837,075
                                                            ---------------
ENERGY SERVICES--2.6%
  Baker Hughes, Inc.....................           21,200           633,350
  BJ Services Co.+......................           47,900         1,281,325
  Cooper Cameron Corp.+.................           12,900           498,262
  Grey Wolf, Inc.+......................          164,100           389,738
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

ENERGY SERVICES (CONTINUED)

  Nabors Industries, Inc.+..............           14,400   $       296,100
                                                            ---------------
                                                                  3,098,775
                                                            ---------------
ENERGY SOURCES--0.8%
  Barrett Resources Corp.+..............           22,400           680,400
  Millipore Corp........................            3,700           113,544
  Ocean Energy, Inc.+...................           12,900           120,131
                                                            ---------------
                                                                    914,075
                                                            ---------------
FINANCIAL SERVICES--5.2%
  Capital One Financial Corp............            2,800           486,325
  CIT Group, Inc., Class A..............           16,400           533,000
  E*TRADE Group, Inc.+..................            6,700           773,850
  FINOVA Group, Inc.....................           13,500           652,219
  Franklin Resources, Inc...............            2,100            84,000
  Heller Financial, Inc.................           23,500           637,437
  Knight Trimark Group, Inc., Class
    A+..................................            4,300           658,706
  National Commerce Bancorp.............           21,700           539,788
  Providian Financial Corp..............            5,400           696,937
  Telebanc Financial Corp.+.............            4,400           453,200
  Waddell & Reed Financial, Inc., Class
    A...................................           19,600           442,225
  Waddell & Reed Financial, Inc., Class
    B...................................            8,700           194,119
                                                            ---------------
                                                                  6,151,806
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--1.9%
  Beringer Wine Estates Holdings, Inc.,
    Class B+............................           27,500         1,082,812
  Suiza Foods Corp.+....................           14,700           552,169
  US Foodservice, Inc.+.................           15,000           630,938
                                                            ---------------
                                                                  2,265,919
                                                            ---------------
FOREST PRODUCTS--0.6%
  Bemis Co., Inc.(1)....................           19,800           693,000
                                                            ---------------
HEALTH SERVICES--3.9%
  Covance, Inc.+........................           56,300         1,235,081
  Foundation Health Systems, Inc.+......           27,600           381,225
  HCR Manor Care, Inc.+.................           12,300           341,325
  Health Management Associates, Inc.,
    Class A+............................           59,975           937,109
  Lincare Holdings, Inc.+...............           43,900         1,284,075
  Orthodontic Centers of America,
    Inc.+...............................           13,900           172,013
  Total Renal Care Holdings, Inc.+......           17,200           238,650
                                                            ---------------
                                                                  4,589,478
                                                            ---------------

                                                                              39
                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

HOUSEHOLD PRODUCTS--1.6%
  Dial Corp.............................           15,500   $       527,000
  Estee Lauder Cos. Class A.............            5,500           550,688
  Ionics, Inc.+.........................           20,200           689,325
  Omnipoint Corp.+......................            8,900           158,531
                                                            ---------------
                                                                  1,925,544
                                                            ---------------
HOUSING--0.4%
  Miller (Herman), Inc..................           26,100           520,369
                                                            ---------------
INSURANCE--3.2%
  Ace Ltd...............................            8,000           242,000
  Aflac, Inc............................           15,100           819,175
  CMAC Investment Corp..................            8,000           367,000
  Fairfax Financial+....................              100            27,690
  Fairfax Financial Holdings Ltd.+......              800           233,180
  Frontier Insurance Group, Inc.........           19,700           272,106
  MGIC Investment Corp..................            6,200           301,088
  Protective Life Corp.(1)..............           22,300           873,881
  Reinsurance Group of America, Inc.....           16,500           705,375
                                                            ---------------
                                                                  3,841,495
                                                            ---------------
LEISURE & TOURISM--3.9%
  Comair Holdings, Inc..................           25,050           551,100
  Galileo International, Inc............           16,100           788,900
  Outback Steakhouse, Inc.+.............           14,400           515,700
  Premier Parks, Inc.+..................           36,600         1,264,987
  Royal Caribbean Cruises Ltd...........           13,400           494,963
  Speedway Motorsports, Inc.+...........           22,800           988,950
                                                            ---------------
                                                                  4,604,600
                                                            ---------------
MACHINERY--1.7%
  MSC Industrial Direct Co., Inc., Class
    A+..................................           45,100           972,469
  Nordson Corp.(1)......................            5,000           301,250
  Smith International, Inc.+(1).........           16,600           744,925
                                                            ---------------
                                                                  2,018,644
                                                            ---------------
MEDICAL PRODUCTS--2.2%
  Centocor, Inc.+.......................            6,500           287,219
  Genentech, Inc.+......................            4,300           363,888
  Henry Schein, Inc.+...................           36,900           966,319
  Sybron International Corp.+...........           18,600           514,987
  VISX, Inc.+...........................            4,100           527,875
                                                            ---------------
                                                                  2,660,288
                                                            ---------------
METALS & MINERALS--0.8%
  Minerals Technologies, Inc............           18,000           972,000
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
RETAIL--7.7%
  Abercrombie & Fitch Co., Class A+.....            4,000   $       380,500
  Ann Taylor Stores Corp.+..............            9,300           441,750
  Bed Bath & Beyond, Inc.+..............            3,700           132,044
  Best Buy Co., Inc.+...................            9,600           458,400
  BJ's Wholesale Club, Inc.+............           21,200           563,125
  Borders Group, Inc.+..................           14,400           207,900
  Boyds Collection Ltd.+................           26,800           469,000
  Circuit City Stores, Inc.(1)..........           12,300           756,450
  Costco Cos., Inc.+....................            4,800           388,200
  eBay, Inc.+...........................            2,500           520,000
  Ethan Allen Interiors, Inc............           17,700           897,169
  Family Dollar Stores, Inc.............           21,700           523,512
  Fred Meyer, Inc.+.....................            4,700           254,387
  General Nutrition Cos., Inc.+.........            5,900            97,719
  Hollywood Entertainment Corp.+........           22,300           550,531
  Richfood Holdings, Inc................           14,100           176,250
  Saks, Inc.+...........................            9,700           274,631
  ShopKo Stores, Inc.+..................           11,100           380,869
  Tandy Corp.(1)........................            7,600           550,525
  Whole Foods Market, Inc.+.............           27,600         1,072,950
                                                            ---------------
                                                                  9,095,912
                                                            ---------------
SOFTWARE--13.4%
  Adobe Systems, Inc....................           10,700           678,112
  Affiliated Computer Services, Inc.,
    Class A+............................           17,300           661,725
  Amazon.com, Inc.+.....................            2,200           378,400
  Black Box Corp.+......................           17,800           609,650
  BMC Software, Inc.+...................            5,200           223,600
  CheckFree Holdings Corp.+.............            4,600           218,500
  CIBER, Inc.+..........................           21,900           413,363
  Citrix Systems, Inc.+.................            2,000            85,000
  Cognos, Inc.+.........................           19,000           454,813
  Concentric Network Corp. Delaware +...            5,600           467,600
  DST Systems, Inc.+....................           21,100         1,229,075
  Excite, Inc.+.........................            4,200           613,200
  Inktomi Corp.+........................            5,500           660,687
  Intuit, Inc.+.........................            2,700           232,200
  MindSpring Enterprises, Inc.+.........            6,800           659,175
  Parametric Technology Corp.+..........           23,600           305,325
  Pixar, Inc.+..........................            7,800           323,700
  Policy Management Systems Corp.+......           27,600           867,675
  Rational Software Corp.+..............           24,500           725,812
  Renaissance Worldwide, Inc.+..........            9,700            64,263
  Rhythms Netconnections, Inc.+.........            4,900           404,250
  Sapient Corp.+........................            6,500           407,875

40
STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
SOFTWARE (CONTINUED)

  Shared Medical Systems Corp...........           18,700   $     1,015,644
  Softnet Systems, Inc.+................            9,800           319,725
  Sterling Commerce, Inc.+..............           22,800           713,925
  Sterling Software, Inc.+..............           45,600           943,350
  SunGard Data Systems, Inc.+...........           15,000           479,062
  Synopsys, Inc.+.......................           20,600           970,775
  Systems & Computer Technology
    Corp.+..............................           22,600           310,750
  Yahoo!, Inc.+.........................            2,800           488,775
                                                            ---------------
                                                                 15,926,006
                                                            ---------------
TELECOMMUNICATIONS--4.2%
  Frontier Corp.........................            8,800           485,650
  General Instrument Corp.+.............           21,200           773,800
  Globalstar Telecommunications Ltd.+...           18,116           362,320
  McLeodUSA, Inc., Class A+.............            6,800           379,100
  Orange PLC ADR+.......................            3,100           209,250
  RSL Communications Ltd., Class A+.....           15,500           512,469
  Sprint Corp. (PCS Group)..............           10,700           453,412
  Western Wireless Corp., Class A+......           44,800         1,828,400
                                                            ---------------
                                                                  5,004,401
                                                            ---------------
TELEPHONE--1.3%
  Century Telephone Enterprises,
    Inc.(1).............................            9,000           362,250
  Cincinnati Bell, Inc..................           21,900           495,488
  NEXTLINK Communications, Inc., Class
    A+..................................            9,200           667,000
                                                            ---------------
                                                                  1,524,738
                                                            ---------------
TRANSPORTATION--2.3%
  Air Express International Corp........           27,500           601,562
  C.H. Robinson Worldwide, Inc..........           29,300           877,169
  CNF Transportation, Inc...............           15,300           668,419
  Werner Enterprises, Inc...............           30,750           584,250
                                                            ---------------
                                                                  2,731,400
                                                            ---------------
TOTAL INVESTMENT SECURITIES--99.3%
  (cost $100,641,849)...................                        118,003,865
                                                            ---------------

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
SHORT-TERM SECURITIES--2.1%
  Cayman Island Time Deposit
    3.75% due 5/03/99...................  $         1,386   $     1,386,000
  Federal Home Loan Mortgage Discount
    Notes
    4.70% due 7/02/99...................              250           247,976
  Federal Home Loan Mortgage Discount
    Notes
    4.71% due 5/06/99...................               39            38,975
  Federal Home Loan Mortgage Discount
    Notes
    4.74% due 6/04/99...................              660           657,045
  Federal Home Loan Mortgage Discount
    Notes
    4.75% due 5/20/99...................              133           132,667
                                                            ---------------
TOTAL SHORT-TERM SECURITIES
  (cost $2,462,663).....................                          2,462,663
                                                            ---------------
REPURCHASE AGREEMENT--0.2%
  Joint Repurchase Agreement
    (Note 3)
    (cost $200,000).....................              200           200,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $103,304,512)...................            101.6%      120,666,528
Liabilities in excess of other assets...             (1.6)       (1,911,513)
                                          ---------------   ---------------
NET ASSETS--                                        100.0%  $   118,755,015
                                          ---------------   ---------------
                                          ---------------   ---------------

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                                              41
                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                           VALUE
          SECURITY DESCRIPTION              SHARES        (NOTE 3)
---------------------------------------------------------------------
COMMON STOCK--87.5%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
  Gulfstream Aerospace Corp.+...........      16,900   $      823,875
  Heico Corp., Class A..................      29,400          619,237
                                                       --------------
                                                            1,443,112
                                                       --------------
APPAREL & TEXTILES--1.3%
  Footstar, Inc.+.......................       1,700          574,812
  Gentex Corp.+.........................      21,900          658,369
  Gerber Childrenswear, Inc.+...........      10,600           82,150
  Oakley, Inc.+.........................      40,700          279,813
  Ross Stores, Inc......................      11,500          526,125
  Talbots, Inc..........................      27,200          856,800
                                                       --------------
                                                            2,978,069
                                                       --------------
AUTOMOTIVE--1.6%
  Ford Motor Co.........................      57,485        3,675,447
                                                       --------------
BANKS--1.2%
  Americredit Corp.+....................      33,200          549,875
  Banco Latinoamericano de Exportaciones
    SA, Class E.........................      24,000          765,000
  Hamilton Bancorp, Inc.+...............      13,000          325,000
  Pacific Century Financial Corp........      26,100          567,675
  Peoples Heritage Financial Group,
    Inc.................................      31,400          608,375
                                                       --------------
                                                            2,815,925
                                                       --------------
BROADCASTING & MEDIA--9.2%
  Adelphia Communications Corp., Class
    A+..................................      10,900          742,563
  Cablevision Systems Corp., Class A+...      11,800          913,025
  Catalina Marketing Corp.+.............       8,200          700,588
  Central European Media Enterprises
    Ltd., Class A+......................      37,300          298,400
  Cinar Films, Inc., Class B+...........      18,400          384,100
  Clear Channel Communications, Inc.+...      10,300          715,850
  Comcast Corp., Class A................      48,195        3,162,797
  Getty Images, Inc.+...................      33,700          871,987
  Heftel Broadcasting Corp., Class A+...      12,200          657,275
  Infinity Broadcasting Corp., Class
    A+..................................       5,600          155,050
  Jacor Communications, Inc.+...........       7,000          560,875
  Macromedia, Inc.+.....................      11,500          476,531
  Multex Systems, Inc.+.................       8,800          377,300
  Netgravity, Inc.+.....................      11,700          473,119
  Nielsen Media Research, Inc...........      24,200          662,475
  Outdoor Systems, Inc.+................      37,280          938,990
  Rowecom, Inc.+........................       1,000           28,625

                                                           VALUE
          SECURITY DESCRIPTION              SHARES        (NOTE 3)
---------------------------------------------------------------------

BROADCASTING & MEDIA (CONTINUED)

  Scholastic Corp.+.....................      13,200   $      617,925
  Snyder Communications, Inc.+..........      12,100          355,438
  TCA Cable TV, Inc.....................      16,100          798,962
  Time Warner, Inc......................      61,420        4,299,400
  USA Networks, Inc.+...................      10,000          373,125
  Valuevision International, Inc., Class
    A+..................................      20,400          291,975
  Wiley (John) & Sons, Inc., Class A....      13,500          545,906
  Ziff-Davis, Inc.-ZD+..................      20,700          729,675
  Ziff-Davis, Inc.-ZDNet+...............      42,400          670,450
                                                       --------------
                                                           20,802,406
                                                       --------------
BUSINESS SERVICES--3.0%
  AnswerThink Consulting Group, Inc.+...      20,000          443,750
  DeVry, Inc.+..........................      29,400          775,425
  Fiserv, Inc.+.........................      10,300          603,194
  Marketwatch Common, Inc.+.............         500           35,563
  Novellus Systems, Inc.+...............       5,100          240,975
  On Assignment, Inc.+..................      20,200          612,312
  Paychex, Inc..........................       7,000          356,562
  QRS Corp.+............................      17,000          926,500
  RCM Technologies, Inc.+...............      27,900          357,469
  Saville Systems PLC ADR+..............      17,700          212,400
  Sothebys Holdings, Inc., Class A+.....      19,500          831,187
  The BISYS Group, Inc.+................      12,700          644,525
  USWeb Corp.+..........................      28,000          628,250
                                                       --------------
                                                            6,668,112
                                                       --------------
COMMUNICATION EQUIPMENT--2.7%
  AVT Corp.+............................       6,100          165,463
  Entrust Technologies, Inc.+...........      31,700          776,650
  FORE Systems, Inc.+...................      23,100          776,738
  Gilat Satellite Networks Ltd.+........       9,000          465,750
  Security Dynamics Technologies,
    Inc.+...............................      31,400          682,950
  Verisign, Inc.+.......................      28,820        3,292,685
                                                       --------------
                                                            6,160,236
                                                       --------------
COMPUTERS & BUSINESS EQUIPMENT--2.0%
  Brightstar Information Corp.+.........       6,000           28,500
  Electronics for Imaging, Inc.+........      14,200          670,950
  EMC Corp.+............................      24,540        2,673,326
  Network Appliance, Inc.+..............      12,000          603,750
  Network Solutions, Inc., Class A+.....       8,000          622,000
                                                       --------------
                                                            4,598,526
                                                       --------------

42
STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                           VALUE
          SECURITY DESCRIPTION              SHARES        (NOTE 3)
---------------------------------------------------------------------

COMMON STOCK (CONTINUED)

DRUGS--4.2%
  Eli Lilly & Co.(1)....................      35,560   $    2,618,105
  Genzyme Corp.+........................       7,400          278,425
  MedImmune, Inc.+......................      49,550        2,731,444
  Nanogen, Inc.+........................      20,000          158,750
  Pfizer, Inc.(1).......................      14,595        1,679,337
  Sepracor, Inc.+.......................      18,835        1,591,557
  Teva Pharmaceutical Industries Ltd.
    ADR.................................      11,700          533,813
                                                       --------------
                                                            9,591,431
                                                       --------------
EDUCATION--0.4%
  Caliber Learning Network, Inc.+.......      14,100           57,281
  ITT Educational Services, Inc.+.......      22,300          547,744
  Sylvan Learning Systems, Inc.+........      12,000          301,500
                                                       --------------
                                                              906,525
                                                       --------------
ELECTRIC UTILITIES--0.2%
  Niagara Mohawk Holdings, Inc..........      37,100          496,213
                                                       --------------
ELECTRONICS--2.6%
  Burr-Brown Corp.+(1)..................      24,200          641,300
  Commscope, Inc........................      17,800          433,875
  Lattice Semiconductor Corp.+..........       2,000           81,750
  Maxim Integrated Products, Inc........      16,500          924,000
  Metromedia Fiber Network, Inc., Class
    A...................................      14,805        1,244,546
  Pittway Corp., Class A................      23,400          617,175
  Uniphase Corp.+.......................       9,500        1,149,500
  Vitesse Semiconductor Corp.+..........      18,500          856,781
                                                       --------------
                                                            5,948,927
                                                       --------------
ENERGY SERVICES--3.2%
  BJ Services Co.+......................      85,400        2,284,450
  Diamond Offshore Drilling, Inc........      22,900          757,131
  Friede Goldman International, Inc.+...      43,000          803,563
  Nabors Industries, Inc.+..............      24,100          495,556
  Petroleum Geo-Services ADR+...........      45,100          755,425
  Transocean Offshore, Inc..............      27,000          801,563
  Weatherford International, Inc.+......      42,100        1,426,137
                                                       --------------
                                                            7,323,825
                                                       --------------
ENTERTAINMENT PRODUCTS--0.1%
  Penske Motorsports, Inc.+.............       7,100          257,375
                                                       --------------
FINANCIAL SERVICES--0.8%
  Comdisco, Inc.........................      30,000          789,375
                                                           VALUE
          SECURITY DESCRIPTION              SHARES        (NOTE 3)
---------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

  Morgan Stanley, Dean Witter & Co......       7,000   $      694,312
  Raymond James Financial, Inc..........      10,000          215,625
                                                       --------------
                                                            1,699,312
                                                       --------------
FOOD, BEVERAGE & TOBACCO--0.3%
  Ben & Jerrys Homemade, Inc.+..........      25,900          738,150
                                                       --------------
HEALTH SERVICES--1.4%
  Alternative Living Services, Inc.+....      59,500        1,323,875
  Concentra Managed Care, Inc.+.........      38,000          515,375
  Sunrise Assisted Living, Inc.+........      32,000        1,264,000
                                                       --------------
                                                            3,103,250
                                                       --------------
HOUSEHOLD PRODUCTS--0.2%
  Central Garden & Pet Co.+.............      35,400          495,600
                                                       --------------
HOUSING--2.6%
  D.R. Horton, Inc......................      16,000          309,000
  Home Depot, Inc.......................      87,430        5,240,336
  Mohawk Industries, Inc.+..............       9,400          303,150
  Restoration Hardware, Inc.+...........       3,000           46,500
                                                       --------------
                                                            5,898,986
                                                       --------------
INSURANCE--1.3%
  AMBAC, Inc............................      13,900          839,212
  Annuity & Life Re Holdings Ltd........      10,000          197,500
  Enhance Financial Services Group,
    Inc.................................      25,000          517,188
  Gallagher (Arthur J.) & Co............       8,500          403,750
  Reinsurance Group of America, Inc.....      29,950          905,987
  Reliance Group Holdings, Inc..........      20,000          150,000
                                                       --------------
                                                            3,013,637
                                                       --------------
LEISURE & TOURISM--2.8%
  Action Performance Cos., Inc.+........      29,800        1,009,475
  Championship Auto Racing Teams,
    Inc.+...............................      17,400          536,138
  Extended Stay America, Inc.+..........      55,700          584,850
  MGM Grand, Inc.+......................       5,610          246,840
  Outback Steakhouse, Inc.+.............      30,900        1,106,606
  Premier Parks, Inc.+..................      26,500          915,906
  Promus Hotel Corp.+...................      15,700          565,200
  Steiner Leisure Ltd.+.................       6,550          203,869
  Sunterra Corp.+.......................      46,800          503,100
  Vistana, Inc.+........................      46,400          690,200
                                                       --------------
                                                            6,362,184
                                                       --------------

                                                                              43
                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                           VALUE
          SECURITY DESCRIPTION              SHARES        (NOTE 3)
---------------------------------------------------------------------

COMMON STOCK (CONTINUED)

MACHINERY--1.8%
  Cognex Corp.+.........................      20,600   $      597,400
  Orbotech Ltd.+........................      10,700          513,600
  Oshkosh Truck Corp., Class B..........      17,000          629,000
  Smith International, Inc.+(1).........      51,400        2,306,575
                                                       --------------
                                                            4,046,575
                                                       --------------
MEDICAL PRODUCTS--0.8%
  Alkermes, Inc.+.......................      22,100          591,175
  Henry Schein, Inc.+...................      22,400          586,600
  Invitrogen Corp.+.....................      32,400          571,050
                                                       --------------
                                                            1,748,825
                                                       --------------
MULTI-INDUSTRY--1.2%
  General Electric Co...................      26,615        2,807,882
                                                       --------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
  CB Richard Ellis Services, Inc.+......      36,500          734,562
  IndyMac Mortgage Holdings, Inc........      15,100          249,150
  Jones Lang Lasalle, Inc.+.............      18,100          483,044
                                                       --------------
                                                            1,466,756
                                                       --------------
RETAIL--7.0%
  Abercrombie & Fitch Co., Class A+.....      13,900        1,322,237
  BJ's Wholesale Club, Inc.+............      21,600          573,750
  Claire's Stores, Inc..................      18,200          602,875
  Costco Cos., Inc.+....................      35,790        2,894,516
  eBay, Inc.+...........................      12,555        2,611,440
  Gap, Inc..............................      28,350        1,887,047
  Movado Group, Inc.....................       4,300          103,738
  Payless ShoeSource, Inc.+.............      15,700          760,469
  PetSmart, Inc.+.......................      73,800          682,650
  Sunglass Hut International, Inc.+.....      77,000          967,312
  The Kroll O'Gara Co.+.................      47,600        1,139,425
  Ticketmaster Online-Citysearch, Inc.,
    Class B+............................      13,500          425,250
  Wal-Mart Stores, Inc..................      17,840          820,640
  Walgreen Co.(1).......................      41,760        1,122,300
                                                       --------------
                                                           15,913,649
                                                       --------------
SOFTWARE--25.0%
  Amdocs, Ltd.+.........................      27,000          725,625
  America Online, Inc...................      75,970       10,844,717
  At Home Corp., Series A+..............      38,025        5,473,223
  Autobytel, Inc.+......................      10,300          306,425
  Beyond Common Corp.+..................      18,900          556,369
  BroadVision, Inc.+....................      16,000          929,000
  CheckFree Holdings Corp.+.............      33,710        1,601,225
  Cisco Systems, Inc.+..................      44,310        5,054,109
                                                           VALUE
          SECURITY DESCRIPTION              SHARES        (NOTE 3)
---------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Citrix Systems, Inc.+.................      43,800   $    1,861,500
  CMGI, Inc.+...........................       4,100        1,041,400
  Computer Network Technology Corp.+....      41,200          769,925
  Concentric Network Corp. Delaware+....       5,200          434,200
  Covad Communications Group, Inc.+.....       6,200          595,200
  Critical Path, Inc.+..................       7,800          775,125
  CSG Systems International, Inc.+......      15,000          579,375
  Descartes Systems Group, Inc.+........      40,000          250,000
  DoubleClick, Inc.+....................       5,800          810,912
  Earthlink Network, Inc.+..............       7,500          517,031
  Electronic Arts, Inc.+................      12,400          629,300
  Excalibur Technologies Corp.+.........      31,300          489,063
  Excite, Inc.+.........................       5,700          832,200
  Exodus Communications, Inc.+..........       6,400          576,400
  Extreme Networks, Inc.+...............       1,000           55,438
  Flashnet Communications, Inc.+........       6,500          205,563
  Fundtech Ltd+.........................       6,000          206,250
  Infoseek Corp.+*......................      19,200          980,400
  Inktomi Corp.+........................      22,360        2,685,995
  Intuit, Inc.+.........................       7,180          617,480
  Launch Media, Inc.....................      28,750          725,937
  Legato Systems, Inc.+.................      11,500          465,031
  Lycos, Inc.+..........................       3,600          359,325
  Micromuse, Inc.+......................      19,400          666,875
  Microsoft Corp.+......................      68,700        5,581,875
  Mpath Interactive, Inc................      13,400          527,625
  National Instruments Corp.+...........      16,050          545,700
  Neon Systems, Inc.+...................      10,200          424,575
  Onyx Software Corp.+..................       6,500          151,938
  RealNetworks, Inc.+...................       3,600          797,400
  Safeguard Scientifics, Inc.+..........      10,600          858,600
  Siebel Systems, Inc.+.................      14,700          565,031
  Spyglass, Inc.+.......................      24,100          435,306
  Synopsys, Inc.+.......................       9,500          447,688
  Transaction Systems Architects, Inc.,
    Class A+............................      35,400        1,137,225
  Verticalnet, Inc.+....................       2,500          283,125
  Vignette Corp.........................       9,300          882,337
  Yahoo!, Inc.+.........................       9,900        1,728,169
                                                       --------------
                                                           56,987,212
                                                       --------------
TELECOMMUNICATIONS--7.5%
  Corecomm Ltd.+........................       4,000          185,000
  DSET Corp.+...........................      45,600          547,200
  Frontier Corp.........................      17,200          949,225
  GST Telecommunications, Inc.+.........     107,600        1,358,450

44
STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                            SHARES/        VALUE
          SECURITY DESCRIPTION             CONTRACTS      (NOTE 3)
---------------------------------------------------------------------

COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)

  ICG Communications, Inc.+.............      30,000   $      660,000
  Intermedia Communications, Inc.+......      25,100          807,906
  Level 3 Communications, Inc.+.........      50,990        4,589,100
  McLeodUSA, Inc., Class A+.............       6,500          362,375
  Nokia Corp., Class A ADR..............      59,450        4,410,447
  Qwest Communications International,
    Inc.+...............................      11,324          966,786
  RCN Corp.+............................      13,300          640,063
  Scientific-Atlanta, Inc.(1)...........      11,200          355,600
  Stanford Telecommunications, Inc......      38,400          691,200
  Western Wireless Corp., Class A+......      13,600          555,050
                                                       --------------
                                                           17,078,402
                                                       --------------
TELEPHONE--1.4%
  AT&T Corp.............................      12,116          611,858
  Century Telephone Enterprises,
    Inc.(1).............................      15,650          629,913
  MCI WorldCom, Inc.+...................      23,435        1,926,064
                                                       --------------
                                                            3,167,835
                                                       --------------
TRANSPORTATION--0.5%
  Offshore Logistics, Inc.+.............      47,300          579,425
  Swift Transportation Co., Inc.+.......      31,350          572,138
                                                       --------------
                                                            1,151,563
                                                       --------------
TOTAL COMMON STOCK
  (cost $136,216,496)...................                  199,345,947
                                                       --------------
PUT OPTIONS--0.4%(2)
  CMGI, Inc. exp. 6/99 @ $240...........          20           70,500
  Doubleclick, Inc. exp. 6/99 @ $130....          27           45,225
  Halliburton Co. exp. 7/99 @ $40.......         210          107,625
  Inktomi Corp. exp. 6/99 @ $115........          34           46,750
  Microsoft Corp. exp. 5/99 @ $88.......         134           18,425
  Morgan Stanley Hawaii Tech Index exp.
    5/99 @ $1,040.......................         135          614,250
  Schlumberger Ltd. exp. 5/99 @ $60.....         139           66,025
                                                       --------------
TOTAL PUT OPTIONS
  (cost $1,196,503).....................                      968,800
                                                       --------------
TOTAL INVESTMENT SECURITIES--87.9%
  (cost $137,412,999)...................                  200,314,747
                                                       --------------
                                           PRINCIPAL
                                            AMOUNT
                                              (IN          VALUE
          SECURITY DESCRIPTION            THOUSANDS)      (NOTE 3)
---------------------------------------------------------------------

SHORT-TERM SECURITIES--6.4%
  Federal Home Loan Mortgage Discount
    Notes
    4.82% due 05/03/99..................  $    9,500   $    9,497,456
  Federal National Mortgage Association
    Discount Notes 4.66% due 05/17/99...       5,000        4,989,645
                                                       --------------
TOTAL SHORT-TERM SECURITIES
  (cost $14,487,101)....................                   14,487,101
                                                       --------------
REPURCHASE AGREEMENTS--7.4%
  Joint Repurchase Agreement Account
    (Note 3)
    (cost $1,949,000)...................       1,949        1,949,000
  Joint Repurchase Agreement Account
    (Note 3)
    (cost $10,000,000)..................      10,000       10,000,000
  Agreement with State Street Bank and
    Trust Co., bearing 4.82%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $4,843,945
    collateralized by $3,785,000 U.S.
    Treasury Bond 10.75%, due 8/15/05
    approximate aggregate value
    $4,939,425
    (cost $4,842,000)...................       4,842        4,842,000
                                                       --------------
  TOTAL REPURCHASE AGREEMENTS
    (cost $16,791,000)..................                   16,791,000
                                                       --------------
TOTAL INVESTMENTS--
  (cost $168,691,100)...................       101.7 %    231,592,848
Total written call options..............        (0.3 )       (661,863)
Liabilities in excess of other assets           (1.4 )     (3,118,911)
                                          -----------  --------------
NET ASSETS--                                   100.0 % $  227,812,074
                                          -----------  --------------
                                          -----------  --------------

------------------
+ Non-income producing security
* The security or a portion thereof has been segregated as collateral for the written option contracts.
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached
(2) 1 option contract equals 100 shares

See Notes to Financial Statements

                                                                              45
                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                       OPEN COVERED WRITTEN CALL OPTIONS

                                                                             STRIKE
           CALL OPTIONS               CONTRACTS(2)       EXPIRATION DATE      PRICE      VALUE
------------------------------------------------------------------------------------------------
CMGI, Inc. (proceeds $135,173).....              41         June 1999        $  260    $(171,688)
DoubleClick, Inc. (proceeds
$138,573)..........................              58         June 1999           135     (147,175)
Inktomi Corp. (proceeds
$108,947)..........................              75         June 1999           125     (116,250)
Network Solutions, Inc. (proceeds
$78,248)...........................              68         June 1999            80      (85,000)
Yahoo!, Inc. (proceeds $303,537)...              84         July 1999           210     (141,750)
                                                                                       ---------
Total Open Covered Written Call
Options
(proceeds $764,478)                                                                    $(661,863)
                                                                                       ---------
                                                                                       ---------

46
STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--82.2%
AUTOMOTIVE--5.1%
  Ford Motor Co.........................            8,059   $       515,272
  General Motors Corp...................           16,923         1,505,090
                                                            ---------------
                                                                  2,020,362
                                                            ---------------
BANKS--1.7%
  Chase Manhattan Corp..................            8,200           678,550
                                                            ---------------
BROADCASTING & MEDIA--8.4%
  AT&T Corp.-Liberty Media Group, Inc.,
    Class A+............................            6,000           383,250
  CBS Corp.+............................            8,000           364,500
  Clear Channel
    Communications, Inc.+...............              902            62,689
  Comcast Corp., Class A................            2,512           165,007
  MediaOne Group, Inc.+.................           14,922         1,217,076
  Time Warner, Inc......................           16,540         1,157,800
                                                            ---------------
                                                                  3,350,322
                                                            ---------------
COMMUNICATION EQUIPMENT--5.0%
  Lucent Technologies, Inc..............           13,992           841,269
  QUALCOMM, Inc.+.......................            5,797         1,155,777
                                                            ---------------
                                                                  1,997,046
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--6.8%
  Dell Computer Corp.+..................            6,000           246,750
  EMC Corp.+............................           16,398         1,786,357
  International Business
    Machines Corp.......................            3,250           679,859
                                                            ---------------
                                                                  2,712,966
                                                            ---------------
DRUGS--2.0%
  Merck & Co., Inc......................            6,001           421,570
  Pfizer, Inc.(1).......................            3,309           380,742
                                                            ---------------
                                                                    802,312
                                                            ---------------
ELECTRONICS--1.2%
  Intel Corp............................            8,000           489,000
                                                            ---------------
ENERGY SERVICES--1.9%
  Schlumberger Ltd......................           12,000           766,500
                                                            ---------------
ENERGY SOURCES--1.5%
  Halliburton Co........................            8,000           341,000
  Mobil Corp.(1)........................            2,300           240,925
                                                            ---------------
                                                                    581,925
                                                            ---------------
FINANCIAL SERVICES--10.6%
  Capital One Financial Corp............            4,000           694,750
  Citigroup, Inc........................           25,197         1,896,074
  Federal National Mortgage
    Association.........................            6,689           474,501
  Merrill Lynch & Co., Inc.(1)..........            4,000           335,750

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

  Morgan Stanley, Dean
    Witter & Co.........................            7,700   $       763,744
  Providian Financial Corp..............              454            58,594
                                                            ---------------
                                                                  4,223,413
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--2.0%
  Anheuser-Busch Cos., Inc.(1)..........            9,359           684,377
  Coca-Cola Enterprises, Inc............            3,200           110,400
                                                            ---------------
                                                                    794,777
                                                            ---------------
HOUSING--1.9%
  Home Depot, Inc.......................           12,644           757,850
                                                            ---------------
LEISURE & TOURISM--4.8%
  Four Seasons Hotels, Inc..............            7,030           293,503
  McDonald's Corp.(1)...................           10,133           429,386
  Southwest Airlines Co.(1).............           16,119           524,875
  UAL Corp.+............................            8,022           647,776
                                                            ---------------
                                                                  1,895,540
                                                            ---------------
MEDICAL PRODUCTS--0.8%
  Johnson & Johnson Co..................            3,000           292,500
                                                            ---------------
MULTI-INDUSTRY--4.5%
  General Electric Co...................           12,577         1,326,873
  Monsanto Co...........................           10,243           463,496
                                                            ---------------
                                                                  1,790,369
                                                            ---------------
RETAIL--4.9%
  Best Buy Co., Inc.+...................            1,291            61,645
  CVS Corp..............................           10,657           507,540
  Dayton Hudson Corp.(1)................            3,693           248,585
  Starbucks Corp.+......................           15,251           563,334
  Value America Inc.+...................            5,000           197,187
  Wal-Mart Stores, Inc..................            7,765           357,190
                                                            ---------------
                                                                  1,935,481
                                                            ---------------
SOFTWARE--12.5%
  America Online, Inc...................            6,000           856,500
  At Home Corp., Series A+..............            3,600           518,175
  Cisco Systems, Inc.+..................            6,548           745,741
  Extreme Networks, Inc.+...............            3,000           166,312
  Inktomi Corp.+........................            4,698           564,347
  Microsoft Corp.+......................           11,800           812,500
  Razorfish, Inc........................            7,500           320,625
  Sun Microsystems, Inc.+...............            7,642           457,087
  USinternetworking, Inc.+..............           10,000           511,250
                                                            ---------------
                                                                  4,952,537
                                                            ---------------
TELECOMMUNICATIONS--3.7%
  Level 3 Communications, Inc.+.........            6,130           551,700
  Qwest Communications International,
    Inc.+...............................            6,020           513,957

                                                                              47
                                                        STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)

  Sprint Corp. (PCS Group)..............            9,226   $       390,952
                                                            ---------------
                                                                  1,456,609
                                                            ---------------
TELEPHONE--2.9%
  AT&T Corp.............................            6,472           326,836
  MCI WorldCom, Inc.+...................            6,400           526,000
  Sprint Corp...........................            3,000           307,688
                                                            ---------------
                                                                  1,160,524
                                                            ---------------
TOTAL INVESTMENT SECURITIES--82.2%
  (cost $29,710,722)....................                         32,658,583
                                                            ---------------
SHORT-TERM SECURITIES--5.6%
  Ciesco L.P.
    4.85% due 5/03/99...................  $           105           104,972
  Federal Home Loan Bank Discount Note
    4.90% due 5/03/99...................            2,100         2,099,428
                                                            ---------------
TOTAL SHORT-TERM SECURITIES
  (cost $2,204,400).....................                          2,204,400
                                                            ---------------

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS--12.9%
  Joint Repurchase Agreement Account
    (See Note 3)........................  $         3,132   $     3,132,000
  Joint Repurchase Agreement (See Note
    3)..................................            2,000         2,000,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,132,000).....................                          5,132,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $37,047,122)....................            100.7%       39,994,983
Liabilities in excess of other assets...             (0.7)         (282,972)
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $    39,712,011
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
(1) Security is traded with rights attached

See Notes to Financial Statements

48
STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--97.8%
AEROSPACE & MILITARY TECHNOLOGY--1.9%
  Boeing Co. ...........................           11,700   $       475,312
  Lockheed Martin Corp. ................            8,700           374,644
  Precision Castparts Corp.(1) .........            4,700           200,925
                                                            ---------------
                                                                  1,050,881
                                                            ---------------
APPAREL & TEXTILES--0.9%
  Reebok International Ltd.+ ...........           26,200           492,888
                                                            ---------------
AUTOMOTIVE--1.9%
  Dana Corp. ...........................           10,000           471,250
  Ford Motor Co. .......................            3,800           242,962
  General Motors Corp. .................            4,100           364,644
                                                            ---------------
                                                                  1,078,856
                                                            ---------------
BANKS--7.3%
  Bank One Corp. .......................            3,800           224,200
  BankAmerica Corp. ....................            6,302           452,956
  BankBoston Corp. .....................            3,100           151,900
  Chase Manhattan Corp. ................            7,900           653,725
  Golden West Financial Corp. ..........            1,100           110,138
  MBNA Corp. ...........................            1,700            47,919
  Mercantile Bancorp, Inc.(1) ..........            3,000           171,000
  Mercantile Bankshares Corp. ..........            5,100           188,700
  National City Corp. ..................           14,700         1,054,725
  State Street Corp. ...................            1,200           105,000
  SunTrust Banks, Inc. .................              900            64,350
  U.S. Bancorp .........................           15,000           555,937
  UBS AG ADR ...........................           18,400           316,250
                                                            ---------------
                                                                  4,096,800
                                                            ---------------
BROADCASTING & MEDIA--1.6%
  Dow Jones & Co., Inc. ................              900            49,050
  Eastman Kodak Co. ....................            4,300           320,887
  Gannett Co., Inc. ....................            5,500           389,469
  Tribune Co.(1) .......................            1,200           100,125
  WPP Group PLC ADR ....................              100             8,775
                                                            ---------------
                                                                    868,306
                                                            ---------------
BUSINESS SERVICES--1.0%
  Waste Management, Inc. ...............           10,200           576,300
                                                            ---------------
CHEMICALS--1.7%
  du Pont (E.I.) de Nemours & Co. ......            6,600           466,125
  IMC Global, Inc.(1) ..................           10,000           250,000
  Millenium Chemicals, Inc. ............            9,600           259,200
                                                            ---------------
                                                                    975,325
                                                            ---------------
COMMUNICATION EQUIPMENT--0.8%
  Loral Space & Communications
    Corp.+ .............................            6,900           134,550

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMUNICATION EQUIPMENT (CONTINUED)

  SBC Communications, Inc. .............            5,100   $       285,600
                                                            ---------------
                                                                    420,150
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--7.3%
  Apple Computer, Inc.+ ................           11,400           523,687
  Hewlett-Packard Co. ..................           18,500         1,459,187
  International Business Machines
    Corp. ..............................            6,000         1,255,125
  Wallace Computer Services, Inc. ......           18,200           419,738
  Xerox Corp. ..........................            7,200           423,000
                                                            ---------------
                                                                  4,080,737
                                                            ---------------
DRUGS--2.6%
  American Home Products Corp. .........            3,900           237,900
  Bristol-Myers Squibb Co.(1) ..........            1,800           114,413
  Eli Lilly & Co.(1) ...................              400            29,450
  Glaxo Wellcome PLC ADR ...............              200            11,650
  Merck & Co., Inc. ....................              800            56,200
  Novartis AG ADR ......................            1,200            88,003
  Pfizer, Inc.(1) ......................              400            46,025
  Pharmacia & Upjohn, Inc. .............           10,200           571,200
  SmithKline Beecham PLC ADR ...........            4,700           308,731
                                                            ---------------
                                                                  1,463,572
                                                            ---------------
ELECTRIC UTILITIES--3.2%
  American Electric Power Co., Inc. ....              500            20,719
  Central & South West Corp. ...........            5,000           124,062
  Consolidated Edison, Inc. ............              400            18,175
  GPU, Inc. ............................            5,200           198,250
  Illinova Corp. .......................           17,400           456,750
  Pinnacle West Capital Corp. ..........            6,800           263,925
  SCANA Corp. ..........................            5,400           126,900
  Southern Co. .........................            5,900           159,669
  Texas Utilities Co. ..................           11,000           437,250
                                                            ---------------
                                                                  1,805,700
                                                            ---------------
ELECTRONICS--3.3%
  Applied Materials, Inc.+ .............            5,600           299,950
  Eaton Corp. ..........................              300            27,506
  Intel Corp. ..........................            6,600           403,425
  Koninklijke (Royal) Philips
    Electronics NV ADR .................              500            42,688
  Micron Technology, Inc.+ .............            2,000            74,250
  Molex, Inc. ..........................            3,325           107,231
  Motorola, Inc. .......................            1,300           104,162

                                                                              49
                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)

  Texas Instruments, Inc. ..............            7,600   $       776,150
                                                            ---------------
                                                                  1,835,362
                                                            ---------------
ENERGY SERVICES--0.7%
  Ashland, Inc. ........................            4,800           202,800
  Cooper Cameron Corp.+ ................            1,800            69,525
  Schlumberger Ltd. ....................            1,900           121,363
                                                            ---------------
                                                                    393,688
                                                            ---------------
ENERGY SOURCES--5.6%
  Atlantic Richfield Co. ...............            7,100           595,956
  Burlington Resources, Inc.(1) ........            4,800           221,100
  Devon Energy Corp. ...................            2,800            93,100
  Exxon Corp. ..........................            1,500           124,594
  Halliburton Co. ......................            2,400           102,300
  Royal Dutch Petroleum Co. NY Registry
    Shares GDR .........................            8,100           475,369
  Shell Transport & Trading Co. PLC NY
    Shares ADR .........................           13,100           595,231
  Union Pacific Resources Group,
    Inc. ...............................           32,800           459,200
  Unocal Corp. .........................            6,000           249,375
  USX-Marathon Group, Inc. .............            7,000           218,750
                                                            ---------------
                                                                  3,134,975
                                                            ---------------
FINANCIAL SERVICES--15.1%
  American Express Co. .................           12,700         1,659,731
  Associates First Capital Corp., Class
    A ..................................           13,200           584,925
  Citigroup, Inc. ......................           27,608         2,077,502
  Coast Federal Litigation Contingent
    Payment Rights Trust ...............            1,500             1,828
  Donaldson, Lufkin & Jenrette, Inc. ...            2,300           160,856
  Federal Home Loan Mortgage Corp. .....            3,100           194,525
  Federal National Mortgage
    Association ........................            2,700           191,531
  Heller Financial, Inc. ...............            3,900           105,788
  Household International, Inc. ........           15,200           764,750
  MBIA, Inc.(1) ........................            2,300           154,675
  Morgan Stanley, Dean Witter & Co. ....            4,700           466,181
  ReliaStar Financial Corp. ............              600            22,050
  SLM Holding Corp. ....................           10,200           435,413
  Student Loan Corp. ...................            1,800            73,125
  Wells Fargo Co. ......................           35,700         1,541,794
                                                            ---------------
                                                                  8,434,674
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--2.3%
  Coca-Cola Co. ........................              100   $         6,800
  Corn Products International, Inc.+ ...            4,600           132,825
  Diageo PLC ADR .......................            9,300           428,963
  Flowers Industries, Inc.(1) ..........            6,000           127,500
  Philip Morris Cos, Inc. ..............           13,300           466,331
  Universal Corp. ......................            5,700           144,994
                                                            ---------------
                                                                  1,307,413
                                                            ---------------
FOREST PRODUCTS--3.5%
  Bowater, Inc.(1) .....................            1,900           101,888
  Champion International Corp. .........            1,800            98,438
  Georgia-Pacific Corp. (Timber
    Group) .............................            5,600           144,200
  Georgia-Pacific Group ................              100             9,250
  Potlatch Corp. .......................           10,800           447,525
  Sealed Air Corp.+ ....................            4,200           255,412
  Weyerhaeuser Co. .....................            6,500           436,312
  Willamette Industries, Inc.(1) .......            9,700           453,475
                                                            ---------------
                                                                  1,946,500
                                                            ---------------
GAS & PIPELINE UTILITIES--1.5%
  Equitable Resources, Inc. ............           20,000           530,000
  National Fuel Gas Co. ................            7,100           310,625
                                                            ---------------
                                                                    840,625
                                                            ---------------
HEALTH SERVICES--4.4%
  Columbia/HCA Healthcare Corp. ........           20,600           508,562
  HEALTHSOUTH Corp.+ ...................           10,400           139,750
  Tenet Healthcare Corp.+ ..............           33,800           798,525
  United HealthCare Corp. ..............           10,200           572,475
  Wellpoint Health Networks, Inc., Class
    A+ .................................            6,500           456,625
                                                            ---------------
                                                                  2,475,937
                                                            ---------------
HOUSEHOLD PRODUCTS--0.8%
  Colgate-Palmolive Co. ................              600            61,463
  Gillette Co.(1) ......................            1,500            78,281
  Kimberly-Clark Corp. .................            5,400           331,087
                                                            ---------------
                                                                    470,831
                                                            ---------------
HOUSING--0.8%
  Masco Corp. ..........................           14,500           425,938
                                                            ---------------
INSURANCE--7.5%
  Aetna, Inc. ..........................            6,800           596,275
  Allstate Corp. .......................           16,100           585,637
  American General Corp. ...............            3,300           244,200
  American International Group,
    Inc.* ..............................              750            88,078

50
STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)

  Berkley (W.R.) Corp. .................              700   $        19,250
  Chubb Corp. ..........................            4,700           278,475
  CIGNA Corp.(1) .......................            3,900           340,031
  Conseco, Inc. ........................            2,600            82,063
  Marsh & McLennan Cos., Inc.(1) .......            2,200           168,438
  Progressive Corp. ....................            3,700           530,950
  Provident Cos., Inc. .................              200             7,875
  StanCorp Financial Group, Inc.+ ......            5,700           137,156
  Transamerica Corp. ...................            5,400           384,750
  Transatlantic Holdings, Inc. .........            5,400           415,125
  UNUM Corp.(1) ........................            6,000           327,750
                                                            ---------------
                                                                  4,206,053
                                                            ---------------
INVESTMENT COMPANIES--0.1%
  Morgan Stanley Asia-Pacific Fund .....            7,200            65,700
                                                            ---------------
LEISURE & TOURISM--2.9%
  Brunswick Corp.(1) ...................            7,100           170,400
  KLM Royal Dutch Airlines NV-NY
    Registry Shares ....................           14,000           422,625
  Marriott International, Inc., Class
    A ..................................            3,500           146,563
  McDonald's Corp.(1) ..................           21,000           889,875
                                                            ---------------
                                                                  1,629,463
                                                            ---------------
MACHINERY--0.6%
  Dover Corp. ..........................            5,300           195,769
  Milacron, Inc. .......................            2,100            48,300
  New Holland NV .......................            3,600            52,200
  Smith International, Inc.+(1) ........            1,400            62,825
                                                            ---------------
                                                                    359,094
                                                            ---------------
MEDICAL PRODUCTS--1.0%
  Baxter International, Inc. ...........            7,800           491,400
  Johnson & Johnson Co. ................              800            78,000
                                                            ---------------
                                                                    569,400
                                                            ---------------
METALS & MINERALS--3.4%
  Alcoa, Inc. ..........................            8,800           547,800
  Hanson PLC ADR .......................            4,600           225,113
  Martin Marietta Materials, Inc. ......            7,300           451,231
  USX-US Steel Group, Inc. .............           14,400           435,600
  Vulcan Materials Co. .................            4,500           214,875
                                                            ---------------
                                                                  1,874,619
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
MULTI-INDUSTRY--3.3%
  Berkshire Hathaway Inc., Class B+ ....              168   $       414,960
  Berkshire Hathaway, Inc., Class A+ ...               14         1,069,600
  Cooper Industries, Inc. ..............            2,700           130,612
  General Electric Co. .................              100            10,550
  Tyco International Ltd. ..............            2,400           195,000
                                                            ---------------
                                                                  1,820,722
                                                            ---------------
REAL ESTATE COMPANIES--0.3%
  Boardwalk Equities, Inc.+ ............              100             1,001
  Rouse Co. ............................            6,400           155,600
                                                            ---------------
                                                                    156,601
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--0.9%
  CenterPoint Properties Corp. .........              100             3,594
  Crescent Real Estate Equities Co. ....            5,400           120,825
  Equity Office Properties Trust .......            1,700            46,856
  Equity Residential Properties
    Trust ..............................              800            37,000
  Federal Realty Investment Trust ......              400             9,550
  Gables Residential Trust .............              100             2,381
  General Growth Properties, Inc. ......            3,300           121,481
  Home Properties of New York, Inc. ....              300             7,763
  Kimco Realty Corp. ...................              100             3,925
  Mack-Cali Realty Corp. ...............              800            24,750
  Public Storage, Inc. .................            1,100            30,662
  Reckson Associates Realty Corp. ......              200             4,500
  United Dominion Realty Trust, Inc. ...              400             4,350
  Vornado Realty Trust .................            2,600           101,400
  Weingarten Realty Investors ..........              100             4,144
                                                            ---------------
                                                                    523,181
                                                            ---------------
RETAIL--4.7%
  Harcourt General, Inc. ...............           12,000           572,250
  Kmart Corp.+ .........................           23,700           352,537
  Limited, Inc. ........................           10,700           468,125
  May Department Stores Co. ............            7,350           292,622
  Penney (J.C.), Inc.(1) ...............           11,000           501,875
  Sears, Roebuck & Co. .................           10,100           464,600
                                                            ---------------
                                                                  2,652,009
                                                            ---------------
SOFTWARE--1.3%
  First Data Corp. .....................           12,800           543,200
  Oracle Corp.+ ........................            1,600            43,300

                                                                              51
                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
SOFTWARE (CONTINUED)

  SAP AG ADR ...........................            4,800   $       150,600
                                                            ---------------
                                                                    737,100
                                                            ---------------
TELECOMMUNICATIONS--0.1%
  Globalstar Telecommunications Ltd.+ ..            1,900            38,000
                                                            ---------------
TELEPHONE--1.7%
  AT&T Corp. ...........................           13,800           696,900
  Bell Atlantic Corp.(1) ...............            4,300           247,788
                                                            ---------------
                                                                    944,688
                                                            ---------------
TRANSPORTATION--1.8%
  Canadian National Railway Co. ........            2,500           157,812
  CSX Corp.(1) .........................           15,300           753,525
  Norfolk Southern Corp. ...............            2,100            68,644
                                                            ---------------
                                                                    979,981
                                                            ---------------
TOTAL COMMON STOCK
  (cost $48,091,574)....................                         54,732,069
                                                            ---------------
PREFERRED STOCK--0.1%
FINANCIAL SERVICES--0.0%
  Devon Financing Trust convertible
    6.50%...............................              200            13,475
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc.
    convertible 7.25%...................            2,500            61,250
                                                            ---------------
TOTAL PREFERRED STOCK
  (cost $79,960)........................                             74,725
                                                            ---------------
TOTAL INVESTMENT SECURITIES--97.9%
  (cost $48,171,534)                                             54,806,794
                                                            ---------------
SHORT-TERM SECURITIES--0.6%
  Cayman Island Time Deposit with State
    Street Bank and Trust Co.
    2.75% due 5/03/99
    (cost $358,000).....................  $           358           358,000
                                                            ---------------
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.1%
  Agreement with State Street Bank and
    Trust Co., bearing 4.88%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $140,057
    collateralized by $145,000 Federal
    Home Loan Mortgage Corp. 5.20%, due
    2/12/01 approximate aggregate value
    $146,168
    (cost $140,000).....................  $           140   $       140,000
  Joint Repurchase Agreement Account
    (Note 3)
    (cost $475,000).....................              475           475,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $615,000).......................                            615,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $49,144,534)....................             99.6%       55,779,794
Other assets less liabilities...........              0.4           208,163
                                          ---------------   ---------------
NET ASSETS--                                        100.0%  $    55,987,957
                                          ---------------   ---------------
                                          ---------------   ---------------

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

52
STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--93.5%
AEROSPACE & MILITARY TECHNOLOGY--0.5%
  Gulfstream Aerospace Corp.+...........              700   $        34,125
  Raytheon Co., Class A.................           13,200           913,275
                                                            ---------------
                                                                    947,400
                                                            ---------------
AUTOMOTIVE--2.5%
  AutoZone, Inc.+.......................           20,000           600,000
  General Motors Corp...................           15,100         1,342,956
  General Motors Corp., Class H.........           25,000         1,384,375
  Lear Corp.+...........................           20,300           931,263
  Superior Industries International,
    Inc.................................           14,000           350,000
                                                            ---------------
                                                                  4,608,594
                                                            ---------------
BANKS--9.0%
  Bank One Corp.........................           47,484         2,801,556
  BankAmerica Corp......................           43,181         3,103,634
  Chase Manhattan Corp..................           13,500         1,117,125
  First Union Corp.(1)..................              200            11,075
  First Virginia Banks, Inc.(1).........           44,400         2,217,225
  Golden West Financial Corp............            4,100           410,513
  Mercantile Bancorp., Inc.(1)..........           43,700         2,490,900
  State Street Corp.....................            4,100           358,750
  Summit Bancorp........................           28,700         1,216,162
  SunTrust Banks, Inc...................            4,200           300,300
  U.S. Bancorp..........................           18,600           689,363
  UBS AG ADR............................           70,200         1,194,249
  UMB Financial Corp....................           18,000           753,750
                                                            ---------------
                                                                 16,664,602
                                                            ---------------
BROADCASTING & MEDIA--2.4%
  AT&T Corp.-Liberty Media Group, Inc.,
    Class A+............................            7,500           479,062
  Banta Corp............................            9,000           191,813
  Dow Jones & Co., Inc..................            3,900           212,550
  Gannett Co., Inc......................            8,500           601,906
  MediaOne Group, Inc.+.................           14,400         1,174,500
  News Corp. Ltd. ADR...................           43,500         1,329,469
  Tribune Co.(1)........................            4,200           350,437
  Washington Post Co., Class B..........              200           114,800
  WPP Group PLC ADR.....................              500            43,875
                                                            ---------------
                                                                  4,498,412
                                                            ---------------
BUSINESS SERVICES--1.2%
  Allied Waste Industries, Inc.+........           14,000           247,625
  HON INDUSTRIES, Inc...................           14,500           391,500

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

BUSINESS SERVICES (CONTINUED)

  Waste Management, Inc.................           27,272   $     1,540,868
                                                            ---------------
                                                                  2,179,993
                                                            ---------------
CHEMICALS--2.7%
  Bush Boake Allen, Inc.+...............           15,000           411,562
  du Pont (E.I.) de Nemours & Co........           10,700           755,687
  Lubrizol Corp.........................            8,900           246,419
  Lyondell Chemical Co..................            9,100           177,450
  Nalco Chemical Co.(1).................           48,700         1,780,594
  Praxair, Inc..........................           22,600         1,169,550
  R.P.M., Inc...........................           35,600           500,625
                                                            ---------------
                                                                  5,041,887
                                                            ---------------
COMMUNICATION EQUIPMENT--1.1%
  Loral Space & Communications Corp.+...           62,400         1,216,800
  SBC Communications, Inc...............              100             5,600
  Tyco International Ltd................            9,700           788,125
                                                            ---------------
                                                                  2,010,525
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--6.4%
  Hewlett-Packard Co....................           63,000         4,969,125
  International Business Machines
    Corp................................           23,000         4,811,312
  Teradyne, Inc.+(1)....................           12,000           566,250
  Xerox Corp............................           24,500         1,439,375
                                                            ---------------
                                                                 11,786,062
                                                            ---------------
DRUGS--2.9%
  ALZA Corp.+...........................           26,200           879,337
  American Home Products Corp...........           34,200         2,086,200
  Bristol-Myers Squibb Co.(1)...........            6,900           438,581
  Eli Lilly & Co.(1)....................              100             7,363
  Glaxo Wellcome PLC ADR................              700            40,775
  Merck & Co., Inc......................            3,800           266,950
  Novartis AG ADR.......................            4,300           315,344
  Pfizer, Inc.(1).......................            1,600           184,100
  SmithKline Beecham PLC ADR............           16,900         1,110,119
                                                            ---------------
                                                                  5,328,769
                                                            ---------------
ELECTRIC UTILITIES--2.7%
  AFC Cable Systems, Inc.+..............            7,400           244,200
  Duke Energy Corp......................              100             5,600
  Edison International..................              100             2,450
  Florida Progress Corp.(1).............           12,600           485,100
  FPL Group, Inc.(1)....................           12,900           727,238
  IDACORP, Inc..........................            7,700           242,550
  Nevada Power Co.......................           45,000         1,161,562

                                                                              53
                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)

  Southern Co...........................              100   $         2,706
  Texas Utilities Co....................           25,200         1,001,700
  Unicom Corp...........................           27,400         1,063,463
                                                            ---------------
                                                                  4,936,569
                                                            ---------------
ELECTRONICS--4.2%
  Applied Materials, Inc.+..............           19,500         1,044,469
  Intel Corp............................           24,500         1,497,562
  Koninklijke (Royal) Philips
    Electronics NV ADR..................            3,000           256,125
  Molex, Inc............................           12,212           393,837
  Motorola, Inc.........................            5,100           408,638
  Quantum Corp.+(1).....................           23,500           420,062
  Texas Instruments, Inc................           36,400         3,717,350
                                                            ---------------
                                                                  7,738,043
                                                            ---------------
ENERGY SERVICES--0.8%
  Cooper Cameron Corp.+.................            5,100           196,988
  McDermott International, Inc..........           29,600           858,400
  Schlumberger Ltd......................            7,400           472,675
                                                            ---------------
                                                                  1,528,063
                                                            ---------------
ENERGY SOURCES--3.9%
  Amerada Hess Corp.....................              100             5,700
  Atlantic Richfield Co.................            4,400           369,325
  Baker Hughes, Inc.....................            8,000           239,000
  Chevron Corp.(1)......................            5,500           548,625
  Devon Energy Corp.....................           10,900           362,425
  Exxon Corp............................              700            58,144
  Halliburton Co........................            9,200           392,150
  Mobil Corp.(1)........................              100            10,475
  Murphy Oil Corp.......................            5,400           253,462
  Royal Dutch Petroleum Co.-NY Registry
    Shares GDR..........................            4,200           246,488
  Sonat, Inc............................              100             3,575
  Texaco, Inc.(1).......................           21,000         1,317,750
  Tosco Corp............................           35,000           936,250
  USX-Marathon Group, Inc...............            5,300           165,625
  WD-40 Co..............................           43,000         1,150,250
  Williams Cos., Inc....................           23,800         1,124,550
                                                            ---------------
                                                                  7,183,794
                                                            ---------------
ENTERTAINMENT PRODUCTS--1.0%
  National Presto Industries, Inc.......           54,600         1,907,588
                                                            ---------------
FINANCIAL SERVICES--11.7%
  American Express Co...................           34,700         4,534,856
  Citigroup, Inc........................           44,923         3,380,456
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

  Countrywide Credit Industry,
    Inc.(1).............................           29,500   $     1,336,719
  Donaldson, Lufkin & Jenrette, Inc.....            8,400           587,475
  Federal Home Loan Mortgage Corp.......           11,800           740,450
  Household International, Inc..........           59,300         2,983,531
  Morgan (J.P.) & Co., Inc..............              200            26,950
  Morgan Stanley, Dean Witter & Co......           21,410         2,123,604
  ReliaStar Financial Corp..............            2,300            84,525
  SLM Holding Corp......................           36,600         1,562,362
  Student Loan Corp.....................            6,500           264,063
  Wells Fargo Co........................           92,500         3,994,844
                                                            ---------------
                                                                 21,619,835
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--4.5%
  Anheuser-Busch Cos., Inc.(1)..........           13,800         1,009,125
  Archer-Daniels-Midland Co.............           22,500           337,500
  Coca-Cola Co..........................              500            34,000
  ConAgra, Inc..........................           37,700           937,787
  Diageo PLC ADR........................           14,900           687,263
  Gallaher Group PLC ADR................              200             4,525
  Interstate Bakeries Corp..............            8,000           178,000
  Lancaster Colony Corp.(1).............           30,000           885,000
  Lance, Inc............................           64,300           892,162
  Nabisco Holdings Corp., Class A.......           27,300         1,032,281
  Philip Morris Cos, Inc................           50,500         1,770,656
  UST, Inc..............................           21,300           593,738
                                                            ---------------
                                                                  8,362,037
                                                            ---------------
FOREST PRODUCTS--3.4%
  Bemis Co., Inc.(1)....................           24,400           854,000
  Consolidated Papers, Inc..............           28,000           847,000
  Fort James Corp.......................           10,600           402,800
  International Paper Co................              100             5,331
  Minnesota Mining & Manufacturing
    Co..................................           25,100         2,233,900
  Owens Illinois, Inc.+.................           25,300           733,700
  Sealed Air Corp.+.....................           15,700           954,756
  Union Camp Corp.(1)...................              100             7,938
  Westvaco Corp.(1).....................           10,000           298,750
                                                            ---------------
                                                                  6,338,175
                                                            ---------------
GAS & PIPELINE UTILITIES--2.2%
  AGL Resources, Inc....................           36,900           671,119
  Cascade Natural Gas Corp..............           22,600           357,362
  CTG Resources, Inc....................           22,800           548,625

54
STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
GAS & PIPELINE UTILITIES (CONTINUED)

  Laclede Gas Co.(1)....................           29,900   $       603,606
  Northwest Natural Gas Co..............           39,100           879,750
  Peoples Energy Corp...................            6,300           235,463
  Washington Gas Light Co...............           30,500           718,656
                                                            ---------------
                                                                  4,014,581
                                                            ---------------
HEALTH SERVICES--0.9%
  Lab Holdings, Inc.....................           31,700           427,950
  LabOne, Inc...........................            4,100            43,819
  McKesson HBOC, Inc....................            9,200           322,000
  Tenet Healthcare Corp.+...............           39,000           921,375
                                                            ---------------
                                                                  1,715,144
                                                            ---------------
HOUSEHOLD PRODUCTS--0.4%
  Colgate-Palmolive Co..................            2,500           256,094
  Gillette Co.(1).......................            7,600           396,625
                                                            ---------------
                                                                    652,719
                                                            ---------------
HOUSING--0.9%
  Masco Corp............................           54,700         1,606,813
  Maytag Corp.(1).......................              200            13,675
                                                            ---------------
                                                                  1,620,488
                                                            ---------------
INSURANCE--6.9%
  Ace Ltd...............................           33,100         1,001,275
  Allstate Corp.........................           33,900         1,233,112
  American Financial Group, Inc.........            4,500           163,406
  American International Group, Inc.*...            3,325           390,480
  Argonaut Group, Inc...................           28,800           720,000
  Berkley (W.R.) Corp...................            3,450            94,875
  Chubb Corp............................           21,300         1,262,025
  CIGNA Corp.(1)........................           23,500         2,048,906
  NAC Re Corp.(1).......................            5,200           283,400
  Ohio Casualty Corp....................            3,100           114,700
  Progressive Corp......................           13,600         1,951,600
  Provident Cos., Inc...................              300            11,813
  Transatlantic Holdings, Inc...........           19,800         1,522,125
  Unitrin, Inc..........................            3,500           121,188
  UNUM Corp.(1).........................           23,900         1,305,537
  XL Capital Ltd., Class A..............            9,000           546,188
                                                            ---------------
                                                                 12,770,630
                                                            ---------------
INVESTMENT COMPANIES--0.1%
  Morgan Stanley Asia-Pacific Fund......           19,000           173,375
                                                            ---------------
LEISURE & TOURISM--4.0%
  Continental Airlines, Inc., Class
    B+..................................           20,600           889,662
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

LEISURE & TOURISM (CONTINUED)

  Luby's, Inc...........................           16,600   $       278,050
  Marriott International, Inc., Class
    A...................................           14,700           615,563
  McDonald's Corp.(1)...................           77,300         3,275,587
  Mirage Resorts, Inc.+.................           35,000           785,313
  Sbarro, Inc...........................           60,000         1,571,250
                                                            ---------------
                                                                  7,415,425
                                                            ---------------
MACHINERY--1.1%
  Dover Corp............................           20,200           746,137
  Flowserve Corp........................           64,400         1,199,450
  Smith International, Inc.+(1).........            3,500           157,063
                                                            ---------------
                                                                  2,102,650
                                                            ---------------
MEDICAL PRODUCTS--1.7%
  Baxter International, Inc.............           17,600         1,108,800
  Becton, Dickinson & Co................           26,700           992,906
  Centocor, Inc.+.......................           17,700           782,119
  Johnson & Johnson Co..................            3,000           292,500
                                                            ---------------
                                                                  3,176,325
                                                            ---------------
METALS & MINERALS--1.7%
  AK Steel Holding Corp.................           19,600           509,600
  Carpenter Technology Corp.............           18,000           563,625
  Martin Marietta Materials, Inc........           21,400         1,322,787
  Vulcan Materials Co...................           16,500           787,875
                                                            ---------------
                                                                  3,183,887
                                                            ---------------
MULTI-INDUSTRY--2.5%
  Berkshire Hathaway, Inc., Class A+....               51         3,896,400
  Fortune Brands, Inc...................              200             7,900
  General Electric Co...................              400            42,200
  Tenneco, Inc..........................           25,700           693,900
                                                            ---------------
                                                                  4,640,400
                                                            ---------------
REAL ESTATE COMPANIES--0.3%
  Boardwalk Equities, Inc.+.............              700             7,009
  Rouse Co..............................           23,200           564,050
                                                            ---------------
                                                                    571,059
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--1.8%
  CenterPoint Properties Corp...........            2,300            82,656
  Crescent Real Estate Equities Co......           20,500           458,687
  Equity Office Properties Trust........            6,400           176,400

                                                                              55
                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

  Equity Residential Properties Trust...            3,200   $       148,000
  Federal Realty Investment Trust.......            1,400            33,425
  Gables Residential Trust..............              600            14,288
  General Growth Properties, Inc........           12,300           452,794
  Home Properties of New York, Inc......              500            12,938
  Host Marriott Corp....................           38,000           505,875
  Kimco Realty Corp.....................              300            11,775
  Mack-Cali Realty Corp.................            4,200           129,937
  Manufactured Home Communities, Inc....           27,500           696,094
  Public Storage, Inc...................            5,000           139,375
  Reckson Associates Realty Corp........            3,700            83,250
  United Dominion Realty Trust, Inc.....            1,500            16,312
  Vornado Realty Trust..................            9,900           386,100
  Weingarten Realty Investors...........              500            20,719
                                                            ---------------
                                                                  3,368,625
                                                            ---------------
RETAIL--2.5%
  Consolidated Stores Corp.+............            8,500           292,187
  Harcourt General, Inc.................           31,600         1,506,925
  J.C. Penney, Inc.(1)..................           14,200           647,875
  Rite Aid Corp.(1).....................           52,000         1,212,250
  Tandy Corp.(1)........................           12,100           876,494
                                                            ---------------
                                                                  4,535,731
                                                            ---------------
SOFTWARE--1.4%
  Computer Associates International,
    Inc.................................           28,300         1,208,056
  Oracle Corp.+.........................            5,900           159,669
  Parametric Technology Corp.+..........           47,900           619,706
  SAP AG ADR............................           20,900           655,738
                                                            ---------------
                                                                  2,643,169
                                                            ---------------
TELECOMMUNICATIONS--1.0%
  Globalstar Telecommunications Ltd.+...            9,244           184,880
  Northern Telecom Ltd..................           23,600         1,609,225
                                                            ---------------
                                                                  1,794,105
                                                            ---------------
TELEPHONE--2.1%
  AT&T Corp.............................           11,700           590,850
  Bell Atlantic Corp.(1)................           16,800           968,100
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

TELEPHONE (CONTINUED)

  GTE Corp..............................           14,000   $       937,125
  MCI WorldCom, Inc.+...................           15,700         1,290,344
                                                            ---------------
                                                                  3,786,419
                                                            ---------------
TRANSPORTATION--1.1%
  Burlington Northern Santa Fe Corp.....           17,600           644,600
  XTRA Corp.............................           30,900         1,278,487
                                                            ---------------
                                                                  1,923,087
                                                            ---------------
TOTAL COMMON STOCK
  (cost $150,597,543)...................                        172,768,167
                                                            ---------------
PREFERRED STOCK--3.2%
ENERGY SOURCES--1.1%
  Belco Oil & Gas Corp. convertible
    6.50%...............................           28,000           511,000
  Unocal Capital Trust convertible
    6.25%...............................           26,300         1,531,975
                                                            ---------------
                                                                  2,042,975
                                                            ---------------
FINANCIAL SERVICES--0.1%
  Devon Financing Trust convertible
    6.50%...............................            1,000            67,375
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--0.6%
  Chiquita Brands International, Inc.
    Series B convertible $3.75..........            6,000           267,750
  Ralston Purina Co. convertible
    7.00%...............................           18,700           869,550
                                                            ---------------
                                                                  1,137,300
                                                            ---------------
GAS & PIPELINE UTILITIES--0.5%
  Avista Corp. Series L convertible
    $1.24...............................           60,000           971,250
                                                            ---------------
INSURANCE--0.7%
  Aetna, Inc., Series C 6.25%...........            7,700           595,307
  American Bankers Insurance Group,
    Inc., Series B convertible 3.13%....            7,000           740,250
                                                            ---------------
                                                                  1,335,557
                                                            ---------------
REAL ESTATE COMPANIES--0.0%
  Rouse Co., Series B 3.00%.............              400            15,900
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
  General Growth Properties, Inc.
    convertible 7.25%...................           10,700           262,150

56
STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------

PREFERRED STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

  Vornado Realty Trust Series A 6.50%...              300   $        16,500
                                                            ---------------
                                                                    278,650
                                                            ---------------
TOTAL PREFERRED STOCK
  (cost $5,717,232).....................                          5,849,007
                                                            ---------------
BONDS & NOTES--2.6%
ELECTRIC UTILITIES--0.3%
  Niagara Mohawk Power Corp. Series H
    zero coupon due 7/01/10.............  $           350           278,250
  Niagara Mohawk Power Corp. Series E
    7.38% due 7/01/03(2)................              250           261,460
                                                            ---------------
                                                                    539,710
                                                            ---------------
ENERGY SERVICES--0.3%
  Diamond Offshore Drilling, Inc.
    convertible
    3.75% due 2/15/07...................              540           585,900
                                                            ---------------
HEALTH SERVICES--0.7%
  Medical Care International, Inc.
    convertible
    6.75% due 10/01/06..................            1,475         1,275,875
                                                            ---------------
MEDICAL PRODUCTS--0.6%
  Beckman Instruments
    7.45% due 3/04/08...................            1,175         1,144,955
                                                            ---------------
METALS & MINERALS--0.7%
  Homestake Mining Co.
    convertible
    5.50% due 6/23/00...................            1,260         1,231,650
                                                            ---------------
TOTAL BONDS & NOTES
  (cost $4,781,631).....................                          4,778,090
                                                            ---------------
TOTAL INVESTMENT SECURITIES--99.3%
  (cost $161,096,406)...................                        183,395,264
                                                            ---------------
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------

SHORT-TERM SECURITIES--0.4%
  Cayman Island Time
    Deposit with State Street
    Bank and Trust Co.
    2.75% due 5/03/99
    (cost $758,000).....................  $           758   $       758,000
                                                            ---------------
REPURCHASE AGREEMENT--0.4%
  Agreement with State Street
    Bank and Trust Co.,
    bearing 4.00%, dated
    4/30/99 to be
    repurchased 5/03/99 in
    the amount of $698,233
    collateralized by $525,000
    U.S. Treasury Bond
    8.88%, due 2/15/19
    approximate aggregate
    value $718,594
    (cost $698,000).....................              698           698,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $162,552,406)...................            100.1%      184,851,264
Liabilities in excess of other assets...             (0.1)         (147,106)
                                          ---------------   ---------------
NET ASSETS--                                        100.0%  $   184,704,158
                                          ---------------   ---------------
                                          ---------------   ---------------

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Security is traded with rights attached
(2) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

See Notes to Financial Statements

                                                                              57
                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--96.7%
AEROSPACE & MILITARY TECHNOLOGY--0.5%
  AAR Corp.(1)..........................            4,800   $        91,200
  Kellstrom Industries, Inc.+...........            4,500            82,406
  Moog, Inc., Class A...................            2,300            71,588
                                                            ---------------
                                                                    245,194
                                                            ---------------
APPAREL & TEXTILES--4.5%
  First Years, Inc......................            4,300            65,306
  Gerber Childrenswear, Inc.+...........           25,000           193,750
  Just For Feet, Inc.+..................           25,000           315,625
  Kellwood Co.(1).......................            4,900           126,175
  Nautica Enterprises, Inc.+............            4,800            65,100
  Oakley, Inc.+.........................           13,800            94,875
  Spiegel, Inc., Class A+...............           20,000           147,500
  Stride Rite Corp.(1)..................           18,500           216,219
  Talbots, Inc..........................            3,900           122,850
  Wolverine World Wide, Inc.(1).........           55,000           660,000
                                                            ---------------
                                                                  2,007,400
                                                            ---------------
AUTOMOTIVE--2.6%
  Apogee Enterprises, Inc...............           14,400           176,400
  Borg-Warner Automotive, Inc...........            6,400           363,200
  Copart, Inc.+.........................            6,100           110,563
  Dura Automotive Systems, Inc.+........            3,200            91,600
  Polaris Industries, Inc...............            4,700           177,131
  Tower Automotive, Inc.+...............           11,000           253,000
                                                            ---------------
                                                                  1,171,894
                                                            ---------------
BANKS--8.6%
  AMCORE Financial, Inc.(1).............            9,000           189,000
  Astoria Financial Corp................            3,560           178,000
  BancWest Corp.........................            2,400            95,550
  CCB Financial Corp.(1)................            9,000           519,750
  Community Bank Systems, Inc...........           10,300           260,719
  Cullen/Frost Bankers, Inc.............            1,500            80,906
  D & N Financial Corp..................            2,000            45,500
  First Sentinel Bancorp., Inc..........           37,000           282,125
  Greater Bay Bancorp...................            3,000            90,000
  HUBCO, Inc............................           11,210           396,554
  Peoples Heritage Financial Group,
    Inc.................................           30,000           581,250
  Riverview Bancorp., Inc.+.............           20,000           225,000
  Southwest Bancorp. of Texas, Inc.+....            4,800            81,000
  St. Paul Bancorp., Inc................           13,000           313,625
  Staten Islands Bancorp., Inc..........            6,100           110,181
  Sterling Bancshares, Inc..............            3,600            45,000
  Western Bancorp.......................            9,000           322,312
                                                            ---------------
                                                                  3,816,472
                                                            ---------------

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
BROADCASTING & MEDIA--2.3%
  Banta Corp............................           14,000   $       298,375
  Cable Design Technologies Corp.+......           11,000           163,625
  CellStar Corp.+.......................           13,300            98,088
  HA-LO Industries, Inc.+...............            6,000            70,500
  Jones Intercable, Inc., Class A+......            3,500           162,312
  Nielsen Media Research, Inc...........            5,233           143,253
  Pulitzer, Inc.........................            2,000            89,625
                                                            ---------------
                                                                  1,025,778
                                                            ---------------
BUSINESS SERVICES--3.4%
  Bowne & Co., Inc......................           12,100           226,875
  CDI Corp.+............................            4,400           116,875
  Granite Construction, Inc.............            5,050           144,241
  Interim Services, Inc.+...............           30,000           521,250
  Metzler Group, Inc.+..................            4,200           117,075
  Pittston Brink's Group................           10,100           266,387
  Romac International, Inc.+............           10,000           112,500
                                                            ---------------
                                                                  1,505,203
                                                            ---------------
CHEMICALS--2.8%
  A. Schulman, Inc......................           40,700           712,250
  Dexter Corp...........................            4,300           176,569
  Ferro Corp............................            5,600           155,050
  Fuller (H.B.) Co......................            2,900           196,475
                                                            ---------------
                                                                  1,240,344
                                                            ---------------
COMMUNICATION EQUIPMENT--1.7%
  Anixter International, Inc.+..........           12,700           200,025
  Belden, Inc...........................            5,500           105,875
  DSP Communications, Inc.+.............            7,200           196,200
  Network Equipment Technologies,
    Inc.+(1)............................           32,000           246,000
                                                            ---------------
                                                                    748,100
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--4.4%
  Bell & Howell Co.+....................            6,000           200,625
  Electronics for Imaging, Inc.+........            5,200           245,700
  Henry (Jack) & Associates, Inc........            4,700           155,100
  Hypercom Corp.+.......................           34,000           221,000
  InaCom Corp.+.........................            3,900            37,781
  Kemet Corp.+..........................           14,200           219,213
  NeoMagic Corp.+.......................            6,400            74,400
  Reynolds & Reynolds Co., Class A......           10,100           230,406
  Sequent Computer
    Systems, Inc.+......................            5,500            60,156
  Splash Technology
    Holdings, Inc.+.....................           32,000           300,000
  World Color Press, Inc.+..............            3,900            99,694

58
STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)

  Xircom, Inc.+.........................            4,600   $       103,500
                                                            ---------------
                                                                  1,947,575
                                                            ---------------
DRUGS--1.3%
  Perrigo Co.+..........................           59,700           455,212
  Roberts Pharmaceutical Corp.+.........            3,700            62,900
  West Pharmaceutical
    Services, Inc.......................            1,882            62,224
                                                            ---------------
                                                                    580,336
                                                            ---------------
ELECTRIC UTILITIES--1.3%
  Calpine Corp.+........................            5,300           225,912
  Public Service Co. of
    New Mexico..........................            4,600            82,225
  Sierra Pacific Resources Co...........            5,500           195,938
  SIGCORP, Inc..........................            2,200            63,388
                                                            ---------------
                                                                    567,463
                                                            ---------------
ELECTRICAL EQUIPMENT--4.6%
  AptarGroup, Inc.......................            6,700           187,600
  Crane Co.(1)..........................            6,000           173,625
  Credence Systems Corp.+...............            9,900           254,306
  Flextronics International Ltd.+.......            2,200           101,750
  Hussmann International, Inc...........            6,600           104,775
  MagneTek, Inc.+.......................           10,000           108,125
  Mark IV Industries, Inc...............           13,700           244,888
  Roper Industries, Inc.................            7,000           199,500
  Scotsman Industries, Inc..............            3,900            78,731
  Silicon Valley Group, Inc.+...........            4,200            55,125
  Watsco, Inc...........................            4,900            96,163
  Watts Industries, Inc., Class A.......           29,500           453,562
                                                            ---------------
                                                                  2,058,150
                                                            ---------------
ELECTRONICS--3.6%
  Allen Telecom, Inc.+..................           13,500           126,563
  Benchmark Electronics, Inc.+..........            2,931            98,555
  Dallas Semiconductor Corp.............            2,100            89,250
  DSP Group, Inc.+......................            5,000            90,625
  FLIR Systems, Inc.+...................            3,000            41,250
  Lam Research Corp.+...................            3,100            97,650
  Methode Electronics, Inc., Class A....           21,000           312,375
  Oak Industries, Inc.+.................            4,700           196,225
  Pittway Corp., Class A................           10,000           263,750
  Plexus Corp.+.........................            3,600           120,150
  VLSI Technology, Inc.+................            8,600           161,787
                                                            ---------------
                                                                  1,598,180
                                                            ---------------
ENERGY SERVICES--0.9%
  Marine Drilling Co., Inc.+............           20,000           343,750
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

ENERGY SERVICES (CONTINUED)

  New Jersey Resources Corp.............            1,800   $        66,375
                                                            ---------------
                                                                    410,125
                                                            ---------------
ENERGY SOURCES--3.2%
  Barrett Resources Corp.+..............            6,700           203,513
  Chieftain International, Inc.+........           23,000           415,437
  Devon Energy Corp.....................            5,000           166,250
  Evergreen Resources, Inc.+............           14,800           336,700
  Helmerich & Payne, Inc................            7,400           190,550
  Tesoro Petroleum Corp.+...............            9,500           107,469
                                                            ---------------
                                                                  1,419,919
                                                            ---------------
ENTERTAINMENT PRODUCTS--0.9%
  Harman International Industries,
    Inc.+...............................            8,500           390,469
                                                            ---------------
FINANCIAL SERVICES--0.8%
  E.W. Blanch Holdings, Inc.............            3,500           206,062
  Metris Cos., Inc......................            2,201           134,536
                                                            ---------------
                                                                    340,598
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--2.4%
  American Italian Pasta Co., Class
    A+..................................            5,800           155,875
  Aurora Foods, Inc.+...................            5,200            77,350
  Canandaigua Brands, Inc., Class A.....            2,150           110,725
  International Multifoods Corp.........            3,600            79,650
  Lance, Inc............................            5,800            80,475
  Ralcorp Holdings, Inc.+...............           13,800           253,575
  Suiza Foods Corp.+....................            3,500           131,469
  Universal Corp........................            5,300           134,818
  Vlasic Foods International, Inc.+.....            4,400            36,025
                                                            ---------------
                                                                  1,059,962
                                                            ---------------
FOREST PRODUCTS--0.7%
  Chesapeake Corp.(1)...................            3,300           107,250
  Unisource Worldwide, Inc..............           10,100            82,063
  Wausau-Mosinee Paper Corp.............            7,500           123,750
                                                            ---------------
                                                                    313,063
                                                            ---------------
GAS & PIPELINE UTILITIES--2.4%
  Equitable Resources, Inc..............            2,600            68,900
  MDU Resources Group, Inc..............            2,900            61,806
  Mitchell Energy & Development Corp.,
    Class B.............................           20,000           307,500
  Newfield Exploration Co.+.............           14,000           376,250
  Nui Corp..............................            5,000           108,438
  Peoples Energy Corp...................            3,400           127,075
                                                            ---------------
                                                                  1,049,969
                                                            ---------------

                                                                              59
                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

HEALTH SERVICES--1.2%
  Apria Healthcare Group, Inc.+.........           10,100   $       157,812
  Orthodontic Centers of America,
    Inc.+...............................            9,100           112,613
  Sierra Health Services, Inc...........           19,550           244,375
                                                            ---------------
                                                                    514,800
                                                            ---------------
HOUSEHOLD PRODUCTS--0.2%
  Libbey, Inc...........................            2,900            87,181
                                                            ---------------
HOUSING--3.4%
  Bassett Furniture
    Industries, Inc.....................            6,400           147,200
  Dorel Industries, Inc., Class B+......            6,400           135,200
  Furniture Brands International,
    Inc.+...............................            8,000           200,500
  Holophane Corp.+......................           12,000           309,750
  Hughes Supply, Inc....................            3,700            86,025
  Interface, Inc........................           11,000            77,344
  Kaufman & Broad Home Corp.............            2,100            51,056
  Kimball International, Inc., Class
    B...................................            5,000            80,000
  La-Z-Boy, Inc.........................            6,300           124,031
  Toll Brothers, Inc.+..................           13,100           280,012
  Walter Industries, Inc.+..............            1,300            14,788
                                                            ---------------
                                                                  1,505,906
                                                            ---------------
INSURANCE--5.1%
  American Heritage Life Investment
    Corp................................            2,600            60,288
  Amerin Corp.+.........................           13,700           321,094
  Chartwell Re Corp.....................            2,500            46,250
  Enhance Financial Services Group,
    Inc.................................           10,900           225,494
  Frontier Insurance Group, Inc.........            7,040            97,240
  Gallagher (Arthur J.) & Co............            2,800           133,000
  Harleysville Group, Inc...............            4,300            79,550
  HCC Insurance Holdings, Inc...........            8,300           175,337
  IPC Holdings Ltd......................           15,000           266,250
  LandAmerica Financial
    Group, Inc..........................              600            16,800
  MONY Group, Inc.......................            2,500            66,250
  NAC Re Corp.(1).......................            2,500           136,250
  Orion Capital Corp....................            3,200            94,200
  Presidential Life Corp................            4,500            80,438
  Protective Life Corp.(1)..............            3,600           141,075
  Reliance Group Holdings, Inc..........           15,600           117,000
  Selective Insurance Group, Inc........            4,900            94,937
  StanCorp Financial
    Group, Inc.+........................            5,000           120,312
                                                            ---------------
                                                                  2,271,765
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
INVESTMENT COMPANIES--1.1%
  Morgan Stanley Asia-Pacific Fund......           55,000   $       501,875
                                                            ---------------
LEISURE & TOURISM--3.1%
  Alaska Air Group, Inc.+...............            2,000            88,125
  Applebee's International, Inc.........            4,600           118,737
  Bob Evans Farms, Inc..................            7,100           130,019
  CKE Restaurants, Inc..................            4,200            68,775
  Foodmaker, Inc........................            7,800           188,175
  Landry's Seafood Restaurants, Inc.+...           28,000           227,500
  Lone Star Steakhouse & Saloon,
    Inc.+...............................            6,900            75,038
  Midwest Express Holdings, Inc.+.......            2,800            87,500
  Prime Hospitality Corp.+..............            9,600           117,000
  Ryan's Family Steak
    Houses, Inc.+.......................           13,800           169,050
  Sbarro, Inc...........................            3,600            94,275
                                                            ---------------
                                                                  1,364,194
                                                            ---------------
MACHINERY--3.4%
  Applied Power, Inc., Class A..........            3,300           104,156
  Flowserve Corp........................           10,000           186,250
  JLG Industries, Inc...................           16,600           266,637
  Kaydon Corp...........................            4,000           135,000
  Omniquip International, Inc...........            6,100            75,488
  PPT Vision, Inc.+.....................           26,000           110,500
  Regal-Beloit Corp.....................            7,200           155,700
  SpeedFam-IPEC, Inc.+..................           20,000           227,500
  Stewart & Stevenson
    Services, Inc.......................           25,000           256,250
                                                            ---------------
                                                                  1,517,481
                                                            ---------------
MEDICAL PRODUCTS--2.3%
  CONMED Corp.+.........................            4,700           135,712
  Invacare Corp.........................            3,300            76,313
  Maxxim Medical, Inc...................            3,600            57,375
  Sola International, Inc.+.............           33,000           490,875
  Sunrise Medical, Inc.+................            8,800            63,800
  Varian Medical Systems, Inc...........              600            10,313
  Wesley Jessen VisionCare, Inc.+.......            5,800           177,625
                                                            ---------------
                                                                  1,012,013
                                                            ---------------
METALS & MINERALS--2.6%
  Carlisle Cos., Inc....................            3,200           156,800
  Cleveland-Cliffs, Inc.(1).............            1,800            71,663
  Intermet Corp.........................            5,900            87,025
  Lone Star Industries, Inc.............            5,900           210,556
  Martin Marietta Materials, Inc........            2,400           148,350
  NS Group, Inc.+.......................           50,000           415,625

60
STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
METALS & MINERALS (CONTINUED)

  Texas Industries, Inc.................            2,600   $        80,275
                                                            ---------------
                                                                  1,170,294
                                                            ---------------
REAL ESTATE COMPANIES--0.2%
  Catellus Development Corp.+...........            7,400           113,775
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--9.4%
  Amli Residential
    Properties Trust....................            4,100            89,431
  Arden Realty Group, Inc...............            2,900            72,500
  Bedford Property
    Investors, Inc......................            6,100           104,844
  Bradley Real Estate, Inc..............            4,300            85,731
  Brandywine Realty Trust...............            5,300           100,038
  CBL & Associates
    Properties, Inc.....................            3,800            93,338
  Chateau Communities, Inc..............            3,700           107,531
  Essex Property Trust, Inc.............            5,000           157,812
  FelCor Suite Hotels, Inc..............            9,800           234,587
  Gables Residential Trust..............           16,000           381,000
  Glenborough Realty Trust, Inc.........           12,500           214,844
  Glimcher Realty Trust.................            6,200           105,012
  Home Properties of New York, Inc......           12,000           310,500
  IRT Property Co.......................           40,000           377,500
  JDN Realty Corp.......................            6,100           134,962
  Kilroy Realty Corp....................            6,000           141,375
  Koger Equity, Inc.....................            3,000            44,063
  Liberty Property Trust................            3,200            77,200
  Mack-Cali Realty Corp.................            3,000            92,813
  MGI Properties, Inc...................            1,100            30,388
  Pacific Gulf Properties, Inc..........            3,500            72,844
  Parkway Properties, Inc...............           10,000           290,000
  Prentiss Properties Trust.............            9,000           194,625
  Regency Realty Corp...................            2,800            60,550
  Summit Properties, Inc................           28,000           511,000
  TriNet Corporate Realty
    Trust, Inc..........................            4,300           117,981
                                                            ---------------
                                                                  4,202,469
                                                            ---------------
RETAIL--5.3%
  BJ's Wholesale Club, Inc.+............            5,100           135,469
  Children's Place Retail
    Stores, Inc.+.......................            1,300            46,962
  Cole National Corp., Class A+.........            4,800            74,400
  Department 56, Inc.+..................            2,900            78,481
  Fred's, Inc...........................           10,700           123,719
  Great Atlantic & Pacific
    Tea Co., Inc........................            3,900           119,925
  Haverty Furniture Co., Inc............            4,100            96,862
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

RETAIL (CONTINUED)

  Jostens, Inc.(1)......................           20,000   $       428,750
  K2, Inc...............................            7,700            78,444
  Movado Group, Inc.....................            4,600           110,975
  Payless ShoeSource, Inc.+.............            7,100           343,906
  Pier 1 Imports, Inc...................           56,600           417,425
  ShopKo Stores, Inc.+..................            4,700           161,269
  Toro Co...............................            2,400            83,550
  Wet Seal, Inc.........................            1,800            73,350
  Whole Foods Market, Inc.+.............              200             7,775
                                                            ---------------
                                                                  2,381,262
                                                            ---------------
SOFTWARE--2.9%
  Computer Horizons Corp.+(1)...........           29,500           416,687
  International Telecommunication
    Data Systems, Inc.+.................            4,800            54,300
  Pinnacle Systems, Inc.+...............            3,200           173,600
  Remedy Corp.+.........................            5,200            91,000
  Sterling Software, Inc.+..............            7,700           159,294
  Symantec Corp.+.......................           12,100           240,488
  Wang Laboratories, Inc.+..............            7,300           178,850
                                                            ---------------
                                                                  1,314,219
                                                            ---------------
TELECOMMUNICATIONS--1.1%
  General Communication, Inc., Class
    A+..................................           55,700           257,612
  Metro One
    Telecommunications, Inc.+...........            2,850            46,669
  NTL, Inc.+............................            2,400           182,850
                                                            ---------------
                                                                    487,131
                                                            ---------------
TELEPHONE--0.2%
  AT&T Corp.............................            1,854            93,625
                                                            ---------------
TRANSPORTATION--2.3%
  Budget Group, Inc., Class A+..........            8,000            99,500
  CNF Transportation, Inc...............            4,600           200,962
  Knightsbridge Tankers Ltd.............           32,000           592,000
  Pittston Burlington Co................            8,800            78,650
  Teekay Shipping Corp..................            4,100            69,700
                                                            ---------------
                                                                  1,040,812
                                                            ---------------
TOTAL COMMON STOCK
  (cost $45,399,143)....................                         43,074,996
                                                            ---------------
RIGHTS--0.3%
SOFTWARE--0.3%
  Structural Dynamics Research Corp.+(1)
    (cost $115,310).....................            6,700           130,231
                                                            ---------------
TOTAL INVESTMENT SECURITIES--97.0%
  (cost $45,514,453)....................                         43,205,227
                                                            ---------------

                                                                              61
                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.2%
  Agreement with State Street Bank and
    Trust Co., bearing 4.00%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $457,152
    collateralized by $420,000 U.S.
    Treasury Bond 6.50%, due 11/15/26
    approximate aggregate value $470,925
    (cost $457,000).....................  $          457    $       457,000
  Agreement with State Street Bank and
    Trust Co., bearing 4.82%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $532,214
    collateralized by $535,000 U.S.
    Treasury Note 5.25%, due 1/31/01
    approximate aggregate value $543,995
    (cost $532,000).....................             532            532,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $989,000).......................                            989,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $46,503,453)....................            99.2%        44,194,227
Other assets less liabilities...........             0.8            343,028
                                                 -------    ---------------
NET ASSETS--                                       100.0%   $    44,537,255
                                                 -------    ---------------
                                                 -------    ---------------

------------------
+ Non-income producing security
(1) Security is traded with rights attached

See Notes to Financial Statements

62
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--95.7%
ARGENTINA--1.1%
  Banco Frances del Rio de la Plata SA
    ADR (Finance).......................            1,460   $        37,595
  Banco de Galicia y Buenos Aires SA de
    CV ADR (Finance)....................              909            20,964
  Telefonica de Argentina SA ADR
    (Utilities).........................            2,690           100,539
  TV Azteca SA de CV ADR+
    (Information & Entertainment).......            2,100            14,700
  YPF Sociedad Anonima ADR (Energy).....           17,526           736,092
                                                            ---------------
                                                                    909,890
                                                            ---------------
AUSTRALIA--2.9%
  Australian Gas Light Co., Ltd.
    (Utilities).........................            9,183            65,022
  Brambles Industries Ltd.
    (Multi-industry)....................           17,700           520,115
  Broken Hill Proprietary Co., Ltd.
    (Materials).........................            6,000            67,832
  Cable & Wireless Optus (Information
    Technology).........................           43,400            97,648
  Colonial Ltd. (Finance)...............           31,599           118,981
  Commonwealth Bank of Australia
    (Finance)...........................            8,319           151,473
  Goodman Fielder Wattie Ltd. (Consumer
    Staples)............................           29,000            28,018
  Lend Lease Corp., Ltd. (Finance)......            4,062            54,763
  News Corp., Ltd.
    (Information & Entertainment).......           13,701           114,820
  Publishing & Broadcasting Ltd.
    (Information & Entertainment).......           20,000           134,428
  TABCORP Holdings Ltd.
    (Information & Entertainment).......           34,100           277,332
  Telstra Corp., Ltd.+ (Information
    Technology).........................           57,319           311,033
  Western Mining Corp., Ltd.
    (Materials).........................            9,800            42,348
  Westpac Banking Corp., Ltd.
    (Finance)...........................           63,890           487,733
                                                            ---------------
                                                                  2,471,546
                                                            ---------------
AUSTRIA--0.4%
  Erste Bank Der Oesterreichischen
    Sparkassen AG+ (Finance)............            5,700           325,160
                                                            ---------------

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
BELGIUM--0.8%
  Credit Dexia/Communal Holding+
    (Finance)...........................              284   $        43,682
  Fortis AG (Finance)...................            6,430           215,667
  Kredietbank NV (Finance)..............            5,790           359,042
  UCB SA (Healthcare)...................            1,540            71,582
                                                            ---------------
                                                                    689,973
                                                            ---------------
BERMUDA--0.3%
  Global Crossing Ltd.+ (Information
    Technology).........................            4,300           232,200
                                                            ---------------
BOTSWANA--0.1%
  Sechaba Brewery
    (Consumer Staples)..................           93,000           100,208
                                                            ---------------
BRAZIL--0.1%
  Compania Brasileira de Distribuidora
    GDR (Industrial & Commercial).......            1,000            17,716
  Compania Energetica de Minas Gerais
    ADR (Utilities).....................            1,888            45,294
  Telecomunicacoes de Brasileiras SA ADR
    (Information Technology)............            7,795               609
  Uniao De Banco Brasilieros SA GDR+
    (Finance)...........................            2,000            49,625
                                                            ---------------
                                                                    113,244
                                                            ---------------
CANADA--1.7%
  Alcan Aluminium Ltd. (Materials)......            1,740            54,893
  BCE Emergis, Inc. (Information
    Technology).........................            3,300           104,108
  Inco Ltd. (Materials).................            1,600            30,615
  Northern Telecom Ltd. (Information
    Technology).........................            5,600           380,221
  Rogers Communications, Inc.
    (Information & Entertainment).......           16,400           307,057
  Royal Bank of Canada (Finance)........              640            31,208
  Toronto Dominion Bank (Finance).......            9,600           512,558
                                                            ---------------
                                                                  1,420,660
                                                            ---------------
CHILE--0.0%
  Chilectra SA ADR* (Utilities).........              422             9,333
                                                            ---------------
CHINA--0.1%
  Huaneng Power International, Inc. ADR+
    (Industrial & Commercial)...........            4,000            53,750
                                                            ---------------

                                                                              63
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

DENMARK--0.2%
  Den Danske Bank+ (Finance)............              480   $        55,265
  Tele Danmark A/S (Utilities)..........              620            63,893
  Unidanmark A/S, Class A (Finance).....              540            37,074
                                                            ---------------
                                                                    156,232
                                                            ---------------
FINLAND--1.1%
  Nokia AB OY (Information
    Technology).........................            5,200           400,735
  Nokia Corp., Class A ADR (Information
    Technology).........................            2,800           207,725
  Stora Enso Oyj (Materials)............           21,100           246,305
  UPM-Kymmene OY (Materials)............            3,720           112,589
                                                            ---------------
                                                                    967,354
                                                            ---------------
FRANCE--11.6%
  Alcatel Alsthom Compagnie Generael D'
    Electricite (Information
    Technology).........................            1,520           186,586
  Alstom+
    (Industrial & Commercial)...........           10,100           330,759
  AXA SA de CV+
    (Information Technology)............            5,964           769,905
  Banque Nationale de Paris (Finance)...            3,500           290,061
  Canal Plus
    (Information & Entertainment).......            2,430           675,648
  Carrefour SA
    (Consumer Discretionary)............              773           612,448
  Compagnie de St. Gobain (Materials)...            1,170           200,848
  Compagnie Francaise d'Etudes et de
    Construction Technip
    (Industrial & Commercial)...........              610            73,527
  Credit Commerce France (Finance)......            1,720           181,701
  Credit Local de France+ (Finance).....              295            41,292
  Groupe Danone
    (Consumer Staples)..................            1,390           371,504
  L' Oreal (Consumer Staples)...........              160           102,429
  Lafarge SA (Materials)................              742            72,114
  Legrand SA
    (Information Technology)............              520           124,148
  Pinault-Printemps-Redoute SA (Consumer
    Discretionary)......................            2,390           396,393
  Sanofi SA (Healthcare)................            1,986           311,135
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

FRANCE (CONTINUED)

  Schneider SA+
    (Industrial & Commercial)...........            3,808   $       248,406
  SEITA (Consumer Staples)..............            5,700           343,224
  Societe Generale (Finance)............            2,526           452,038
  Societe Generale d'Enterprises SA
    (Industrial & Commercial)...........           12,800           540,877
  Societe Nationale Elf Aquitaine SA
    (Energy)............................            2,650           411,521
  Sodexho SA
    (Information & Entertainment).......            1,698           278,572
  Suez Lyonnaise des Eaux (Industrial &
    Commercial).........................            2,900           493,233
  Television Francais (Utilities).......              945           184,685
  Total SA, Class B (Energy)............            8,150         1,115,812
  Union du Credit-Bail Immobilier SA
    (Real Estate).......................            2,200           278,890
  Vivendi SA
    (Industrial & Commercial)...........            3,854           900,179
                                                            ---------------
                                                                  9,987,935
                                                            ---------------
GERMANY--6.8%
  Allianz AG (Finance)..................            1,320           420,426
  Bayer AG (Materials)..................            3,853           163,626
  DaimlerChrysler AG (Consumer
    Discretionary)......................            4,016           396,462
  Deutsche Bank AG+ (Finance)...........            3,871           224,913
  Deutsche Telekom AG (Information
    Technology).........................            4,716           185,828
  Dresdner Bank AG (Finance)............            5,037           217,100
  Gehe AG
    (Consumer Discretionary)............            5,890           270,666
  Hoechst AG (Healthcare)...............           11,810           559,552
  HypoVereinsbank (Finance).............           13,190           859,723
  Intershop Communications AG
    (Information Technology)............              500           120,165
  Linde AG
    (Industrial & Commercial)...........              290           179,218
  Mannesmann AG
    (Industrial & Commercial)...........            7,150           941,136
  Metro AG
    (Consumer Discretionary)............            5,700           411,869
  Rhon-Klinikum AG (Consumer
    Discretionary)......................              680            68,243
  SAP AG
    (Information Technology)............              600           192,054
  Siemens AG (Multi-industry)...........            4,179           309,029
  Software AG+
    (Information Technology)............            3,400           101,288

64
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
GERMANY (CONTINUED)

  VEBA AG (Utilities)...................            3,480   $       190,799
  Volkswagen AG
    (Consumer Discretionary)............              930            65,923
                                                            ---------------
                                                                  5,878,020
                                                            ---------------
GREECE--0.2%
  Hellenic Telecommunications
    Organization SA (Information
    Technology).........................            3,300            76,557
  Panafon Hellenic Telecom SA+
    (Information Technology)............            2,100            55,941
                                                            ---------------
                                                                    132,498
                                                            ---------------
HONG KONG--2.2%
  Cheung Kong (Holdings) Ltd. (Real
    Estate).............................            6,000            54,574
  China Telecom+ (Utilities)............          171,000           390,491
  CLP Holdings Ltd. (Utilities).........           23,000           123,442
  Cosco Pacific Ltd. (Industrial &
    Commercial).........................          120,000            81,280
  Henderson Land Development Co., Ltd.
    (Real Estate).......................           20,000           121,017
  Hong Kong Telecommunications Ltd.
    (Utilities).........................           28,400            76,395
  HSBC Holdings PLC (Finance)...........            2,800           104,038
  Hutchison Whampoa Ltd.
    (Multi-industry)....................           47,500           425,913
  New World Development Co., Ltd.+ (Real
    Estate).............................           60,000           109,534
  Peregrine Investments Holdings Ltd.(1)
    (Finance)...........................           91,000                 0
  Sun Hung Kai Properties Ltd.+ (Real
    Estate).............................           37,300           327,235
  Wharf Holdings Ltd.+
    (Multi-industry)....................           43,000           105,406
                                                            ---------------
                                                                  1,919,325
                                                            ---------------
INDIA--0.0%
  Mahanagar Telephone Nigam Ltd. GDR+
    (Information Technology)............            2,000            20,800
                                                            ---------------
IRELAND--1.3%
  Bank of Ireland (Finance).............           26,600           532,500
  CBT Group PLC ADR+ (Information
    Technology).........................            2,527            39,169
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

IRELAND (CONTINUED)

  CRH PLC
    (Industrial & Commercial)...........           27,100   $       533,920
                                                            ---------------
                                                                  1,105,589
                                                            ---------------
ITALY--7.0%
  Assicurazione Generali SpA
    (Finance)...........................           16,980           661,003
  Banca Commerciale Italiana+
    (Finance)...........................           82,100           675,630
  Banca Popolare di Bergamo Credito
    Varesino SpA (Finance)..............           12,100           304,861
  Banca Popolare di Brescia (Finance)...            3,000           103,158
  Banca Popolare di Milano (Finance)....           33,300           283,184
  Banco di Roma SpA (Finance)...........           56,000            92,287
  ENI SpA (Energy)......................          107,271           705,990
  Istituto Mobiliare Italiano
    (Industrial & Commercial)...........           13,405           201,087
  Istituto Nazionale delle Assicurazioni
    (Finance)...........................           80,000           211,280
  Italgas SpA+ (Utilities)..............            8,000            35,580
  Mediolanum SpA (Finance)..............           14,780            97,585
  Seat Pagine Gialle SpA
    (Information & Entertainment).......          106,010           131,139
  Telecom Italia Mobile SpA (Information
    Technology).........................           51,000           303,863
  Telecom Italia SpA (Information
    Technology).........................          128,277         1,364,604
  Unicredito Italiano SpA (Finance).....          159,708           809,835
                                                            ---------------
                                                                  5,981,086
                                                            ---------------
JAPAN--12.4%
  Alps Electric Co., Ltd. (Information
    Technology).........................            3,000            50,871
  Amway Japan Ltd.
    (Information & Entertainment).......               50               507
  Canon, Inc.
    (Information Technology)............           16,000           391,224
  Citizen Watch Co.
    (Consumer Discretionary)............            6,000            49,740
  Daiichi Pharmaceutical (Healthcare)...            8,000           129,961
  Daiwa House Industry Co., Ltd.
    (Consumer Discretionary)............            9,000           107,394
  DDI Corp. (Utilities).................               23           114,210
  Denso Corp.
    (Consumer Discretionary)............           16,000           324,904

                                                                              65
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)

  East Japan Railway Co. (Industrial &
    Commercial).........................               23   $       135,781
  Fanuc Ltd.
    (Information Technology)............            2,300           100,151
  Fuji Heavy Industries Ltd. (Consumer
    Discretionary)......................           59,000           395,244
  Fujitsu Ltd.
    (Information Technology)............           32,000           547,982
  Hitachi Ltd.+
    (Information Technology)............           18,000           131,435
  Honda Motor Co., Ltd. (Consumer
    Discretionary)......................            1,000            44,046
  Ito-Yokado Co., Ltd. (Consumer
    Discretionary)......................            3,000           184,140
  KAO Corp.
    (Consumer Staples)..................            9,000           228,354
  Kokuyo Co., Ltd. (Materials)..........            5,000            75,155
  Komori Co., Ltd. (Industrial &
    Commercial).........................            5,000            92,531
  Kuraray Co., Ltd. (Healthcare)........           11,000           125,272
  Kyocera Corp.
    (Information Technology)............            3,600           213,733
  Makita Corp.
    (Industrial & Commercial)...........            6,000            64,411
  Marui Co., Ltd.
    (Consumer Discretionary)............           13,000           215,651
  Matsushita Electric Industrial Co.,
    Ltd.+
    (Information Technology)............           20,000           380,171
  Mitsubishi Corp.
    (Consumer Discretionary)............           11,000            72,768
  Mitsubishi Heavy Industries Ltd.
    (Industrial & Commercial)...........           49,000           214,596
  Mitsui Fudosan Co., Ltd. (Real
    Estate).............................           24,000           221,068
  Murata Manufacturing Co., Ltd.
    (Information Technology)............           13,000           743,510
  NEC Corp.
    (Information Technology)............           29,300           349,873
  Nippon Telegraph & Telephone Corp.
    (Utilities).........................               77           838,218
  Nippon Telegraph & Telephone Mobile
    Communications Corp. (Utilities)....               11           644,783
  Nomura Securities Co., Ltd.
    (Finance)...........................           19,000           204,924
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

JAPAN (CONTINUED)

  Pioneer Electronic Corp. (Industrial &
    Commercial).........................            2,000   $        38,017
  Sankyo Co., Ltd. (Healthcare).........           14,000           293,669
  Sekisui Chemical Co., Ltd.
    (Materials).........................           15,000           100,234
  Sekisui House Ltd. (Consumer
    Discretionary)......................            9,000           100,762
  Seven-Eleven Japan Co., Ltd. (Consumer
    Discretionary)......................            1,000            85,329
  Shin-Etsu Chemical Co. Ltd.
    (Materials).........................            6,000           190,923
  Shiseido Co., Ltd.
    (Consumer Staples)..................            7,000           110,199
  Softbank Corp.
    (Information Technology)............              900           119,754
  Sony Corp.
    (Information Technology)............            4,400           410,819
  Sumitomo Corp.
    (Industrial & Commercial)...........           18,000           132,943
  Sumitomo Electric Industries Ltd.
    (Industrial & Commercial)...........           24,000           290,404
  Takeda Chemical Industries Ltd.
    (Healthcare)........................            9,700           421,563
  TDK Corp.
    (Information Technology)............            4,000           302,462
  Tokio Marine & Fire Insurance Co.,
    Ltd. (Finance)......................            6,000            69,888
  Tokyo Electron Ltd. (Information
    Technology).........................            2,000           113,884
  Toppan Printing Co., Ltd.
    (Information & Entertainment).......           10,000           120,248
  UNY Co., Ltd.
    (Consumer Staples)..................            6,000            95,461
  Yamanouchi Pharmaceutical Co., Ltd.
    (Healthcare)........................            9,000           284,877
                                                            ---------------
                                                                 10,674,044
                                                            ---------------
KAZAKHSTAN--0.1%
  Firebird Republica Fund Ltd.(1)
    (Investment Companies)..............              960            53,349
                                                            ---------------
KOREA--1.1%
  Korea Electric Power Corp. ADR
    (Utilities).........................           10,700           176,550
  Korean Air
    (Information & Entertainment).......            9,100           113,320
  Samsung Electronics (Industrial &
    Commercial).........................            2,800           215,330

66
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
KOREA (CONTINUED)

  Samsung Securities Co., Ltd.
    (Finance)...........................            6,180   $       239,192
  Shinhan Bank (Finance)................            7,900            87,076
  Shinhan Bank GDR (Finance)............            5,755           137,401
                                                            ---------------
                                                                    968,869
                                                            ---------------
LUXEMBOURG--0.0%
  Societe Europeenne des Satellites SA
    (Information & Entertainment).......              260            39,792
                                                            ---------------
MEXICO--1.3%
  Alfa SA de CV, Class A
    (Multi-industry)....................           22,500            89,489
  Cemex SA (Materials)..................              385             1,792
  Cemex SA de CV ADR (Materials)........            3,000            27,923
  Cemex SA de CV Class B (Materials)....           12,834            59,586
  Fomento Economico Mexicano SA+
    (Finance)...........................           15,000            53,571
  Gruma SA ADR
    (Consumer Staples)..................              632             4,898
  Gruma SA, Class B+ (Consumer
    Staples)............................            5,124             9,826
  Grupo Industrial Maseca SA de CV,
    Class B (Industrial & Commercial)...            9,000             6,234
  Grupo Modelo SA de CV, Class C
    (Consumer Staples)..................           20,000            52,706
  Grupo Televisa SA de CV GDR
    (Information & Entertainment).......            7,800           319,800
  Kimberly-Clark de Mexico SA de CV,
    Class A (Materials).................           12,526            48,803
  Telefonos de Mexico SA ADR
    (Utilities).........................            5,550           420,412
                                                            ---------------
                                                                  1,095,040
                                                            ---------------
NETHERLANDS--9.2%
  ABN Amro Holdings NV (Finance)........            8,478           201,961
  Akzo Nobel NV (Materials).............              720            32,516
  ASM Lithography Holdings NV+
    (Information Technology)............            5,110           215,388
  Benckiser NV Class B (Consumer
    Staples)............................            5,650           311,564
  CSM NV (Consumer Staples).............            3,230           172,656
  Elsevier NV
    (Consumer Discretionary)............           22,960           343,208
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

  Equant NV-NY Shares+ (Information
    Technology).........................            6,620   $       600,730
  Fortis Amev NV (Finance)..............            8,170           290,858
  Gucci Group NV-NY Registry Shares
    (Consumer Discretionary)............            1,051            79,285
  ING Groep NV (Finance)................           20,900         1,287,192
  Koninklijke Ahold NV (Consumer
    Discretionary)......................           23,806           883,975
  Koninklijke Hoogovens NV
    (Materials).........................            5,900           236,533
  Koninklijke Numico NV (Consumer
    Staples)............................            2,820           106,054
  Nutreco Holding NV (Consumer
    Staples)............................            8,858           358,864
  Philips Electronics NV (Information
    Technology).........................            7,210           620,757
  Royal Dutch Petroleum Co. (Energy)....            6,080           353,903
  Royal Koninklijke KPN NV
    (Utilities).........................            1,020            42,562
  SGS Thomson Microelectronics NV
    (Information Technology)............            1,340           139,576
  TNT Post Group NV+ (Industrial &
    Commercial).........................            1,070            28,824
  Unilever NV
    (Consumer Staples)..................            3,290           225,216
  United Pan-Europe Communications NV+
    (Information & Entertainment).......            4,300           222,356
  Vedior NV+ (Industrial &
    Commercial).........................            9,400           211,512
  VNU NV
    (Information & Entertainment).......            2,240            90,631
  Wolters Kluwer NV+
    (Information & Entertainment).......           19,304           840,181
                                                            ---------------
                                                                  7,896,302
                                                            ---------------
NEW ZEALAND--0.1%
  Telecommunications Corp. of New
    Zealand Ltd. (Information
    Technology).........................           23,000           119,805
                                                            ---------------
NORWAY--0.6%
  Norsk Hydro ASA (Energy)..............            5,560           248,796
  Orkla ASA, Class A
    (Multi-industry)....................           14,900           249,907
  Saga Petroleum ASA, Series A
    (Energy)............................              770             8,528
                                                            ---------------
                                                                    507,231
                                                            ---------------

                                                                              67
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

PORTUGAL--0.8%
  Banco Comercial Portugues SA+
    (Finance)...........................            9,600   $       270,675
  BPI-SGPS SA+ (Finance)................            7,700           207,424
  Jeronimo Martins SGPS SA (Consumer
    Discretionary)......................            5,618           183,926
                                                            ---------------
                                                                    662,025
                                                            ---------------
RUSSIA--0.0%
  Gazprom ADR (Energy)..................            1,080            11,475
                                                            ---------------
SINGAPORE--0.9%
  Allgreen Properties, Ltd.+ (Real
    Estate).............................            6,900             4,190
  Natsteel Electronics Ltd. (Information
    Technology).........................           42,000           141,131
  Overseas Chinese Banking Corp., Ltd.
    alien shares (Finance)..............           36,400           341,190
  Singapore Press Holdings Ltd.
    (Information & Entertainment).......            5,177            76,298
  United Overseas Bank Ltd.+
    (Finance)...........................           13,000           100,395
  Wing Tai Holdings Ltd.
    (Real Estate).......................           86,100           107,098
                                                            ---------------
                                                                    770,302
                                                            ---------------
SPAIN--3.7%
  Banco Bilbao Vizcaya SA (Finance).....            5,440            81,375
  Banco Popular Espanol SA (Finance)....              780            55,208
  Banco Santander SA (Finance)..........           24,346           528,785
  Corporation Bancaria de Espana SA
    (Finance)...........................           24,580           578,010
  Endesa SA (Utilities).................            7,170           159,365
  Fomento de Construcciones y Contratas
    SA
    (Industrial & Commercial)...........           10,300           628,917
  Gas Natural SDG SA (Utilities)........            1,340           108,079
  Iberdrola SA (Utilities)..............           11,120           155,650
  Repsol SA (Energy)....................            5,502            89,510
  Telefonica SA (Utilities).............           17,185           805,140
                                                            ---------------
                                                                  3,190,039
                                                            ---------------
SWEDEN--4.4%
  ABB AB, Class A (Utilities)...........            8,470           117,960
  ABB AG+ (Utilities)...................              120           175,002
  AstraZeneca Group PLC+ (Healthcare)...           10,428           406,639
  Atlas Copco AB, Class A (Industrial &
    Commercial).........................           12,470           335,509
  Atlas Copco AB, Class B (Industrial &
    Commercial).........................            4,760           125,248
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

SWEDEN (CONTINUED)

  Autoliv AB
    (Consumer Discretionary)............            2,000   $        69,456
  Castellum AB (Real Estate)............            3,200            29,205
  Electrolux AB
    (Consumer Discretionary)............           39,130           793,082
  Ericsson L.M. Telecommunications Co.,
    Class B
    (Information Technology)............            8,400           220,529
  Esselte AB
    (Information Technology)............            1,340            20,885
  Granges AB+ (Materials)...............              380             6,441
  Hennes & Mauritz AB, Class B
    (Consumer Discretionary)............            4,410           380,001
  Nordbanken AB (Finance)...............           38,283           240,488
  Sandvik AB, Class B (Industrial &
    Commercial).........................            4,240            95,735
  Securitas AB, Series B (Consumer
    Discretionary)......................            3,262            48,329
  Skandinaviska Enskilda Banken
    (Finance)...........................           41,800           544,980
  Svenska Cellulosa AB (Materials)......            5,100           130,265
                                                            ---------------
                                                                  3,739,754
                                                            ---------------
SWITZERLAND--5.4%
  Adecco SA
    (Industrial & Commercial)...........              580           292,338
  Compagnie Financiere Richemont AG+
    (Consumer Staples)..................              200           340,041
  CS Holding AG+ (Finance)..............            2,064           409,228
  Nestle SA (Consumer Staples)..........              400           740,119
  Novartis AG (Healthcare)..............              390           570,800
  Roche Holdings AG (Healthcare)........               37           435,066
  Swisscom AG+ (Utilities)..............            1,067           391,637
  UBS AG+ (Finance).....................            3,176         1,078,304
  Zurich Allied AG+ (Finance)...........              600           386,577
                                                            ---------------
                                                                  4,644,110
                                                            ---------------
UNITED KINGDOM--17.3%
  Abbey National PLC (Finance)..........           13,000           292,783
  ASDA Group PLC
    (Consumer Staples)..................           43,000           143,190
  Barclays PLC@(Finance)................           15,900           505,939
  BG PLC (Utilities)....................           16,294            91,743
  BP Amoco PLC ADR (Energy).............            2,100           237,694
  British Land Co. PLC
    (Real Estate).......................           49,900           457,563
  British Petroleum Co. PLC (Energy)....           11,000           208,809

68
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)

  British Steel PLC (Materials).........           97,900   $       231,907
  Cable & Wireless PLC (Information
    Technology).........................           30,334           434,549
  Cadbury Schweppes PLC (Consumer
    Staples)............................           23,000           306,731
  Caradon PLC (Materials)...............           37,800            96,078
  Centrica PLC+ (Utilities).............           15,000            30,404
  Colt Telecom Group PLC+ (Information
    Technology).........................           25,800           483,112
  Compass Group PLC (Consumer
    Staples)............................           52,800           543,612
  Diageo PLC
    (Consumer Staples)..................           56,696           653,041
  Electrocomponents PLC (Information
    Technology).........................           12,000           102,313
  GKN PLC
    (Consumer Discretionary)............            3,000            51,205
  Glaxo Wellcome PLC (Healthcare).......           34,733         1,029,217
  Hanson PLC
    (Industrial & Commercial)...........           20,000           198,835
  Kingfisher PLC
    (Consumer Discretionary)............           40,000           597,149
  Ladbroke Group PLC
    (Information & Entertainment).......           22,000           105,732
  Marks & Spencer PLC (Consumer
    Discretionary)......................           45,450           311,654
  National Westminster Bank PLC
    (Finance)...........................           54,000         1,298,703
  Next PLC+
    (Consumer Discretionary)............           16,590           205,167
  Orange PLC+
    (Information & Entertainment).......           20,900           282,423
  P & O Finance BV+ (Finance)...........           26,140           380,145
  Pearson PLC+
    (Information & Entertainment).......           14,800           314,276
  Railtrack Group PLC+ (Consumer
    Discretionary)......................           18,800           392,561
  Rank Group PLC
    (Information & Entertainment).......            8,000            33,268
  Reed International PLC
    (Information & Entertainment).......           52,000           473,054
  Rio Tinto PLC+ (Materials)............           16,000           279,270
  Rolls Royce PLC
    (Industrial & Commercial)...........           12,000            55,597
  Safeway PLC
    (Consumer Staples)..................           28,000           116,663
  SEMA Group PLC+ (Information
    Technology).........................           29,200           282,314
  Shell Transport & Trading Co. PLC
    (Energy)............................          104,000           779,640
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Siebe PLC+
    (Industrial & Commercial)...........           83,320   $       423,557
  Smith (David S) Holdings PLC
    (Materials).........................           18,000            38,802
  SmithKline Beecham PLC (Healthcare)...           66,800           883,331
  Tesco PLC
    (Consumer Staples)..................           74,000           219,933
  Tomkins PLC
    (Consumer Staples)..................           58,744           249,484
  Unilever PLC
    (Consumer Staples)..................           26,000           231,090
  United News & Media PLC
    (Information & Entertainment).......           20,000           243,235
  Vodafone Group PLC (Information
    Technology).........................           28,572           526,285
                                                            ---------------
                                                                 14,822,058
                                                            ---------------
UNITED STATES--0.5%
  Global Tele Systems Group, Inc.+
    (Information Technology)............            3,300           217,800
  MIH Ltd.+
    (Information & Entertainment).......            5,900           115,050
  Tlekomunikacja Polska SA* (Information
    Technology).........................           19,787           123,174
                                                            ---------------
                                                                    456,024
                                                            ---------------
TOTAL COMMON STOCK
  (cost $73,459,748)....................                         82,125,022
                                                            ---------------
PREFERRED STOCK--2.0%
AUSTRALIA--0.2%
  News Corp., Ltd.
    (Information & Entertainment).......           11,188            87,452
  Sydney Harbour Casualty (Finance).....           28,600            32,174
                                                            ---------------
                                                                    119,626
                                                            ---------------
BRAZIL--1.3%
  Banco Bradesco SA (Finance)...........        4,258,000            22,687
  Banco Itau SA+ (Finance)..............           51,000            26,866
  Compania Energetica de Minas Gerais
    (Utilities).........................        1,443,000            34,750
  Petroleo Brasileiros SA (Industrial &
    Commercial).........................        1,365,000           221,884
  Telecomunicacoes de Brasileiras SA ADR
    (Information Technology)............            8,109           739,440
  Telecomunicacoes de Sao Paulo SA
    (Utilities).........................          287,924            35,969
  Telesc Celular SA (Information
    Technology).........................          275,000            11,755
                                                            ---------------
                                                                  1,093,351
                                                            ---------------

                                                                              69
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                              SHARES/
                                            CONTRACTS/           VALUE
          SECURITY DESCRIPTION               WARRANTS          (NOTE 3)
---------------------------------------------------------------------------

PREFERRED STOCK (CONTINUED)

GERMANY--0.2%
  Fresenius AG (Healthcare).............              250   $        43,577
  SAP AG
    (Information Technology)............              318           119,257
                                                            ---------------
                                                                    162,834
                                                            ---------------
HUNGARY--0.2%
  OTP Bank (Finance)....................            4,861           204,575
                                                            ---------------
THAILAND--0.1%
  Siam Commercial Bank* (Finance).......          105,000           107,634
                                                            ---------------
TOTAL PREFERRED STOCK
  (cost $1,662,417).....................                          1,688,020
                                                            ---------------
PUT OPTIONS--0.1%(2)
UNITED STATES--0.1%
  Currency Option Long Euro/ Short USD
    exp 5/99 @ $1.075
    (cost $32,035)......................           20,000            35,000
                                                            ---------------
WARRANTS--0.0%+
THAILAND--0.0%
  Siam Commercial Bank 5/31/02 (Finance)
    (cost $0)...........................            105              39,655
                                                            ---------------
RIGHTS--0.0%+
BRAZIL--0.0%
  Telesp zero coupon....................          2,813                   0
                                                            ---------------
SPAIN--0.0%
  Telefonica de Espana SA
    zero coupon.........................         17,325              16,289
                                                            ---------------
TOTAL RIGHTS
  (cost $0).............................                             16,289
                                                            ---------------
TOTAL INVESTMENT SECURITIES
  (cost $75,154,200)....................                         83,903,986
                                                            ---------------
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
SHORT-TERM SECURITIES--1.7%
  Cayman Island Time Deposit with State
    Street Bank and Trust Co.
    3.75% due 5/03/99
    (cost $1,491,000)...................  $       1,491     $     1,491,000
                                                            ---------------
REPURCHASE AGREEMENT--0.7%
  Agreement with State Street Bank and
    Trust Co., bearing 4.00%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $585,195
    collateralized by $450,000 U.S.
    Treasury Bond 8.50%, due 2/15/20
    approximate aggregate value $599,063
    (cost $585,000).....................            585             585,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $77,230,200)....................          100.2  %       85,979,986
Total written call options..............           (0.0  )           (2,200)
Liabilities in excess of other assets...           (0.2  )         (129,212)
                                                -------     ---------------
NET ASSETS--                                      100.0  %  $    85,848,574
                                                -------     ---------------
                                                -------     ---------------

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
@ The security or a portion thereof has been segregated as collateral for the written option contracts
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Fair valued security, see Note 3
(2) 1 option contract equals 100 shares

See Notes to Financial Statements

                       OPEN COVERED WRITTEN CALL OPTIONS

                                                                                       EXPIRATION      STRIKE
                             CALL OPTIONS                                CONTRACTS(2)     DATE          PRICE       VALUE

---------------------------------------------------------------------------------------------------------------------------
Currency Option Long Euro/Short USD....................................    20,000       May 1999      $   1.096   $  (2,200)
                                                                                                                  ---------
                                                                                                                  ---------

70
STYLE SELECT SERIES LOGO

Focus Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--88.3%
BANKS--2.4%
  Chase Manhattan Corp..................          105,800   $     8,754,950
                                                            ---------------
BROADCASTING & MEDIA--9.6%
  Clear Channel Communications, Inc.+...          182,800        12,704,600
  Time Warner, Inc......................          150,678        10,547,460
  Univision Communications, Inc., Class
    A+..................................          210,500        12,182,687
                                                            ---------------
                                                                 35,434,747
                                                            ---------------
BUSINESS SERVICES--3.8%
  Hertz Corp., Class A..................          209,800        12,522,438
  Robert Half International, Inc.+(1)...           60,000         1,432,500
                                                            ---------------
                                                                 13,954,938
                                                            ---------------
COMMUNICATION EQUIPMENT--7.8%
  Lucent Technologies, Inc..............          184,969        11,121,261
  QUALCOMM, Inc.+.......................           88,200        17,584,875
                                                            ---------------
                                                                 28,706,136
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--9.9%
  Dell Computer Corp.+..................           40,000         1,645,000
  EMC Corp.+............................          317,736        34,613,365
                                                            ---------------
                                                                 36,258,365
                                                            ---------------
DRUGS--9.8%
  Cardinal Health, Inc..................          230,000        13,756,875
  Pfizer, Inc.(1).......................          100,000        11,506,250
  Schering-Plough Corp.(1)..............          224,600        10,850,987
                                                            ---------------
                                                                 36,114,112
                                                            ---------------
ELECTRONICS--6.2%
  Applied Materials, Inc.+..............          210,500        11,274,906
  Texas Instruments, Inc................          114,300        11,672,888
                                                            ---------------
                                                                 22,947,794
                                                            ---------------
FINANCIAL SERVICES--5.7%
  Citigroup, Inc........................          206,440        15,534,610
  Washington Mutual, Inc................          135,000         5,551,875
                                                            ---------------
                                                                 21,086,485
                                                            ---------------
HOUSING--2.4%
  Home Depot, Inc.......................          145,000         8,690,938
                                                            ---------------
RETAIL--8.5%
  CVS Corp..............................          280,000        13,335,000
  Starbucks Corp.+......................          355,000        13,112,813
  Tiffany & Co..........................           58,200         4,888,800
                                                            ---------------
                                                                 31,336,613
                                                            ---------------
SOFTWARE--16.7%
  Automatic Data Processing, Inc........          255,000        11,347,500
  Cisco Systems, Inc.+..................          117,900        13,447,969

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Computer Sciences Corp.+(1)...........          335,000   $    19,953,437
  Inktomi Corp.+........................          100,000        12,012,500
  Sun Microsystems, Inc.+...............           80,000         4,785,000
                                                            ---------------
                                                                 61,546,406
                                                            ---------------
TELECOMMUNICATIONS--2.2%
  Sprint Corp. (PCS Group)..............          190,137         8,057,055
                                                            ---------------
TELEPHONE--3.3%
  MCI WorldCom, Inc.+...................          145,300        11,941,844
                                                            ---------------
TOTAL INVESTMENT SECURITIES--88.3%
  (cost $280,892,151)...................                        324,830,383
                                                            ---------------
SHORT-TERM SECURITIES--3.9%
  Federal Home Loan Bank Discount Note
    4.90% due 5/03/99
    (cost $14,296,107)..................  $        14,300        14,296,107
                                                            ---------------
REPURCHASE AGREEMENTS--4.6%
  Agreement with State Street Bank and
    Trust Co., bearing 4.00%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $6,435,144
    collateralized by $5,855,000 U.S.
    Treasury Bond 6.50%, due 11/15/26
    approximate aggregate value
    $6,564,919
    (cost $6,433,000)...................            6,433         6,433,000
  Agreement with State Street Bank and
    Trust Co., bearing 4.00%, dated
    4/30/99 to be repurchased 5/03/99 in
    the amount of $10,491,496
    collateralized by $8,605,000 U.S.
    Treasury Bond 11.125%, due 8/15/03
    approximate aggregate value
    $10,702,469
    (cost $10,488,000)  ................           10,488        10,488,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $16,921,000)....................                         16,921,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $312,109,258)...................             96.8%      356,047,490
Other assets less liabilities...........              3.2        11,857,273
                                          ---------------   ---------------
NET ASSETS--                                        100.0%  $   367,904,763
                                          ---------------   ---------------
                                          ---------------   ---------------

------------------
+ Non-income producing security
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                                              71
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

NOTE 1. ORGANIZATION

Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of SunAmerica Inc. The Fund currently offers nine separate investment portfolios (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. Effective April 1, 1999 the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. The investment objective for each of the Portfolios are as follows:

LARGE-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of large-sized companies.

MID-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of medium-sized companies.

AGGRESSIVE GROWTH seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies.

FOCUSED GROWTH AND INCOME seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies.

LARGE-CAP VALUE seeks long-term growth of capital by investing in equity securities of large-sized companies using a "value" style of investing.

VALUE seeks long-term growth of capital by investing in equity securities using a "value" style of investing.

SMALL-CAP VALUE seeks long-term growth of capital by investing in equity securities of small-sized companies using a "value" style of investing.

INTERNATIONAL EQUITY seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

FOCUS seeks long-term growth of capital by investing generally in equity securities.

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--  Offered at net asset value per share plus an initial sales charge. Any purchases of
                  Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

Class B shares--  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to
                  Class A shares.

72
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

Class II          Offered at net asset value per share plus an initial sales charge. Certain
shares--          redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

Class Z shares--  Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B, and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

NOTE 2. REORGANIZATION

On September 29, 1997, International Equity Portfolio acquired all of the assets and liabilities of SunAmerica Global Balanced Fund ("Global Balanced Fund"), a regulated investment company registered under the 1940 Act. The agreement was adopted as a tax-free reorganization of Global Balanced Fund. In exchange for all of the assets of Global Balanced Fund, International Equity Portfolio issued 495,830 Class A shares and 1,063,431 Class B shares at net asset values of $13.50 and $13.42, respectively, to Class A shareholders and Class B shareholders of Global Balanced Fund. As of the close of business on September 29, 1997, the total net assets of Global Balanced were $20,964,949 (including $1,218,731 of unrealized appreciation on investments and $1,619 of unrealized depreciation of foreign currency). The net assets of International Equity Portfolio were $56,392,003 on September 29, 1997.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

                                                                              73
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of April 30, 1999, the Aggressive Growth Portfolio and the Focused Growth and Income Portfolio had a 1.7% and 2.7% undivided interest, respectively, which represented $1,949,000 and $3,132,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

State Street Bank and Trust Co. Repurchase Agreement, 4.85% dated 4/30/99, in the principal amount of $114,809,000 repurchase price $114,855,402 due 5/03/99, collateralized by $24,770,000 U.S. Treasury Bond 13.25% due 5/15/14, $23,725,000
U.S. Treasury Note 7.88% due 8/15/01, and $45,470,000 U.S. Treasury Notes 6.50% due 11/15/26, approximate aggregate value $117,125,012.

As of April 30, 1999, the Aggressive Growth Portfolio and the Focused Growth and Income Portfolio had a 6.7% and 1.3% undivided interest, respectively, which represented $10,000,000 and $2,000,000, respectively, in principal amount in a joint repurchase agreement with PaineWebber, Inc. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement, 4.85% dated 4/30/99, in the principal amount of $150,000,000 repurchase price $150,060,625 due 5/03/99, collateralized by $50,000,000 U.S. Treasury Strip 7.25% due 8/15/22, $50,000,000 U.S. Treasury
Strip 6.38% due 8/15/27, and $37,115,000 U.S. Treasury Strip 6.63% due 6/30/01,
approximate aggregate value $153,139,518.

As of April 30, 1999, the Mid-Cap Growth Portfolio and the Large-Cap Value Portfolio had a 0.13% and 0.30% undivided interest, respectively which represented $200,000 and $475,000, respectively, in principal amount in a joint repurchase agreement with Warburg Dillon Read. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

Warburg Dillon Read Repurchase Agreement, 4.87% dated 4/30/99, in the principal amount of $158,055,000 repurchase price $158,119,144 due 5/03/99, collateralized by $169,482,000 U.S. Treasury Bonds 3.625% due 4/15/28, approximate aggregate value $162,384,941.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned

74
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

For the year ended October 31, 1998, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                            ACCUMULATED       ACCUMULATED
                                           UNDISTRIBUTED     UNDISTRIBUTED         PAID
                                           NET REALIZED     NET INVESTMENT          IN
                                             GAIN/LOSS        INCOME/LOSS         CAPITAL
                                          ---------------   ---------------   ---------------
Large-Cap Growth Portfolio..............  $             2   $      410,993    $      (410,995)
Mid-Cap Growth Portfolio................       (1,362,464)       1,371,650             (9,186)
Aggressive Growth Portfolio.............            7,593        1,668,659         (1,676,252)
Focused Growth and Income Portfolio.....              536           31,361            (31,897)
Large-Cap Value Portfolio...............           (5,880)          44,970            (39,090)
Value Portfolio.........................           22,478          799,787           (822,265)
Small-Cap Value Portfolio...............          112,852           51,544           (164,396)
International Equity Portfolio..........         (553,671)         566,735            (13,064)
Focus Portfolio.........................        --                 199,494           (199,494)

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

                                                                              75
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

During the six months ended April 30, 1999, transactions in written option contracts were as follows:

                                                                                     AGGRESSIVE GROWTH       INTERNATIONAL EQUITY
                                                                                         PORTFOLIO                PORTFOLIO
                                                                                ---------------------------  --------------------
                                                                                 CONTRACTS       AMOUNT      CONTRACTS   AMOUNT
                                                                                -----------  --------------  ---------  ---------
Written option contracts as of 10/31/98.......................................         (79)  $      (39,262)         0  $       0
Options written during the period.............................................      (1,038)      (2,621,638)   (20,000)    (6,576)
Written options assigned during the period....................................          79           39,262     --         --
Written options closed during the period......................................         712        1,569,752     --         --
Net realized gain on written options
  closed......................................................................      --              287,408     --         --
                                                                                -----------  --------------  ---------  ---------
Written option contracts as of 4/30/99........................................        (326)  $     (764,478)   (20,000) $  (6,576)
                                                                                -----------  --------------  ---------  ---------
                                                                                -----------  --------------  ---------  ---------

ORGANIZATIONAL EXPENSES: Expenses incurred by SAAMCo in connection with the organization of new Portfolios or new classes of shares are being amortized on a straight line basis by the Portfolios over a period not to exceed 60 months from the date the Portfolios commenced operations.

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Aggressive Growth, Focused Growth and Income, Large-Cap Value, Value and Small-Cap Value Portfolios, respectively, 1.10% of the average daily net assets of the International Equity Portfolio, and .85% of the average daily net assets of the Focus Portfolio.

The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Aggressive Growth and Focused Growth and Income for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees.

Large-Cap Growth Portfolio                              Janus Capital Corporation ("Janus")
                                                        L. Roy Papp & Associates ("Papp")
                                                        Montag & Caldwell, Inc. ("Montag & Caldwell")

Mid-Cap Growth Portfolio                                Miller Anderson & Sherrerd, LLP ("MAS")
                                                        Wellington Management Co., LLP ("Wellington
                                                        Management")
                                                        T. Rowe Price Associates, Inc. ("T. Rowe
                                                        Price")

                                                                              77
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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

Aggressive Growth Portfolio                             Janus
                                                        SunAmerica
                                                        Warburg Pincus Asset Management, Inc.
                                                        ("Warburg")

Focused Growth and Income Portfolio                     Marsico Capital Management, LLC ("Marsico")
                                                        SunAmerica

Large-Cap Value Portfolio                               David L. Babson & Co., Inc. ("Babson")
                                                        Davis Selected Advisers, L.P. ("Davis")
                                                        Wellington Management

Value Portfolio                                         Davis
                                                        Neuberger & Berman, LLC ("Neuberger & Berman")
                                                        American Century Investment Management, Inc.
                                                        ("American Century")

Small-Cap Value Portfolio                               Berger Associates, Inc. ("Berger")
                                                        Lazard Asset Management ("Lazard")
                                                        The Glenmede Trust Company ("Glenmede")

International Equity Portfolio                          Rowe-Price Fleming International, Inc. ("Rowe-
                                                        Fleming")
                                                        Bankers Trust Company ("BT")

Focus Portfolio                                         Bramwell Capital Management, Inc. ("Bramwell")
                                                        Jennison Associates LLC ("Jennison")
                                                        Marsico

Effective April 1, 1999, Marsico and SunAmerica assumed the role as subadvisor of the Focused Growth and Income Portfolio from Lazard, T. Rowe Price and MAS. Effective December 1, 1998, American Century assumed the role as subadvisor of the Value Portfolio from Strong Capital Management, Inc. Effective March 1, 1999, Warburg was removed as subadvisor of the International Equity Portfolio.

Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the six months ended April 30, 1999, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-Cap Growth Portfolio, .48%; Mid-Cap Growth Portfolio,
 .47%; Aggressive Growth Portfolio, .37%; Focused Growth and Income Portfolio, .43%; Large-Cap Value Portfolio, .43%; Value Portfolio, .48%; Small-Cap Value
Portfolio, .55%; International Equity Portfolio, .66%; and Focus Portfolio,
 .40%. SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class II shares, respectively. International Equity Portfolio 2.03% for Class A shares and 2.68% for Class B and Class II shares and 1.46% for Class Z shares. Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.21% for Class Z shares. Focused Growth and Income Portfolio, and Focus Portfolio 1.45% for Class A shares and 2.10% for Class B shares and Class II shares. Prior to June 17, 1997, SunAmerica agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below an annual rate of 1.90% of the average daily net assets of Class A and 2.55% of the average daily net assets of Class B and Class II shares for the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and Value Portfolio, and 2.15% of the average daily net assets of Class A shares and 2.80% of the average daily net assets of Class B and Class II shares for the International Equity Portfolio. Prior to April 1, 1999, SunAmerica agreed to

78
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below an annual rate of 1.78% of the average daily net assets of Class A and 2.43% of the average daily net assets of Class B and Class II shares for the Focused Growth and Income Portfolio. SunAmerica also may waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

For the six months ended April 30, 1999, expenses previously waived or reimbursed by SAAMCO that are subject to recoupment are as follows:

                                          MANAGEMENT FEES   OTHER EXPENSES
                                            REIMBURSED        REIMBURSED
                                          ---------------   ---------------
Large-Cap Growth A......................  $       47,243    $          199
Large-Cap Growth B......................  $       90,708    $           --
Large-Cap Growth II.....................  $       27,563    $       15,543
Mid-Cap Growth A........................  $       22,921    $           --
Mid-Cap Growth B........................  $       41,378    $        3,250
Mid-Cap Growth II.......................  $        6,347    $        3,693
Aggressive Growth A.....................  $       25,728    $          154
Aggressive Growth B.....................  $       34,288    $           --
Aggressive Growth II....................  $        4,813    $        4,505
Aggressive Growth Z.....................  $           --    $       10,606
Focused Growth and Income A.............  $       19,097    $           --
Focused Growth and Income B.............  $       34,403    $        5,667
Focused Growth and Income II............  $        5,826    $        5,895
Large-Cap Value A.......................  $       19,081    $          324
Large-Cap Value B.......................  $       40,761    $           --


                                          MANAGEMENT FEES   OTHER EXPENSES
                                            REIMBURSED        REIMBURSED
                                          ---------------   ---------------
Large-Cap Value II......................  $        8,554    $        4,268
Large-Cap Value Z.......................  $           --    $       10,296
Value A.................................  $       10,647    $          113
Value B.................................  $       17,055    $          185
Value II................................  $        2,355    $        4,773
Value Z.................................  $           --    $       10,156
Small-Cap Value A.......................  $       33,410    $           --
Small-Cap Value B.......................  $       55,812    $          180
Small-Cap Value II......................  $       13,670    $        4,484
Small-Cap Value Z.......................  $           --    $       12,309
International Equity A..................  $       39,987    $          995
International Equity B..................  $       68,214    $        6,652
International Equity II.................  $       12,149    $        5,368
International Equity Z..................  $           --    $        9,727
Focus A.................................  $       71,291    $          786
Focus B.................................  $      101,346    $        1,150
Focus II................................  $       76,201    $           --

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and "Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible

                                                                              79
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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended April 30, 1999, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B, and Class II shares. SACS has advised the Portfolios that for the six months ended April 30, 1999 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                                                    CLASS B
                                                                CLASS A                         ---------------
                                          ---------------------------------------------------     CONTINGENT
                                                              AFFILIATED      NON-AFFILIATED    DEFERRED SALES
                                           SALES CHARGES    BROKER-DEALERS    BROKER-DEALERS        CHARGES
                                          ---------------   ---------------   ---------------   ---------------
Large-Cap Growth Portfolio..............  $       227,260   $      118,659    $        73,741   $       33,761
Mid-Cap Growth Portfolio................          133,368           73,599             39,341          100,009
Aggressive Growth Portfolio.............          350,204          199,681            100,919          137,925
Focused Growth and Income Portfolio.....          139,757           60,940             58,361           33,700
Large-Cap Value Portfolio...............           89,936           35,554             37,767           53,969
Value Portfolio.........................          179,698          111,527             41,955          252,928
Small-Cap Value Portfolio...............           68,214           29,690             28,894           72,162
International Equity Portfolio..........          117,688           64,049             35,264          103,417
Focus Portfolio.........................        2,159,090          708,197          1,176,867           93,884

                                                                        CLASS II
                                          ---------------------------------------------------------------------
                                                                                                  CONTINGENT
                                                              AFFILIATED      NON-AFFILIATED    DEFERRED SALES
                                           SALES CHARGES    BROKER-DEALERS    BROKER-DEALERS        CHARGES
                                          ---------------   ---------------   ---------------   ---------------
Large-Cap Growth Portfolio..............  $        73,852   $       35,133    $       38,719    $        3,342
Mid-Cap Growth Portfolio................           16,875            7,990             8,885             4,545
Aggressive Growth Portfolio.............           43,526           24,469            19,057             2,861
Focused Growth and Income Portfolio.....           23,166           24,208                --             1,008
Large-Cap Value Portfolio...............           36,548           15,024            21,524             4,897
Value Portfolio.........................           17,799            9,208             8,591             5,549
Small-Cap Value Portfolio...............           15,405            5,023            10,382             3,141
International Equity Portfolio..........           25,605           11,036            14,569             2,745
Focus Portfolio.........................          859,094          180,316           678,778            24,606

80
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NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the six months ended April 30, 1999, the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                PAYABLE
                                         EXPENSE                             APRIL 30, 1999
                           ------------------------------------   ------------------------------------
                            CLASS A      CLASS B      CLASS II     CLASS A      CLASS B      CLASS II
                           ----------   ----------   ----------   ----------   ----------   ----------
Large-Cap Growth
  Portfolio..............  $   21,060   $   40,306   $   12,473   $    4,371   $    8,153   $    2,706
Mid-Cap Growth
  Portfolio..............      39,972       71,607       11,237        6,740       12,401        2,002
Aggressive Growth
  Portfolio..............      82,575      110,520       15,830       16,115       22,166        3,258
Focused Growth and Income
  Portfolio..............      10,889       19,657        3,344        2,010        3,572          759
Large-Cap Value
  Portfolio..............      15,160       33,281        7,592        2,574        5,545        1,481
Value Portfolio..........      73,812      119,352       16,098       11,541       18,803        2,434
Small-Cap Value
  Portfolio..............      16,457       27,170        6,784        2,570        3,968        1,099
International Equity
  Portfolio..............      31,496       53,198        9,752        5,186        8,589        1,684
Focus Portfolio..........      69,385       98,846       74,928       17,295       25,305       20,046

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchase and proceeds from sales and maturities of long-term investments during the six months ended April 30, 1999 were as follows:

                                             LARGE-CAP                          AGGRESSIVE      FOCUSED GROWTH
                                              GROWTH        MID-CAP GROWTH        GROWTH          AND INCOME      LARGE-CAP VALUE
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Purchases (excluding U.S. government
 securities)............................  $    30,131,441   $    74,421,459   $   110,095,097   $   33,160,554    $    13,742,087
Sales (excluding U.S. government
 securities)............................        8,240,529        74,573,408       114,111,766       33,533,539         11,357,442
Purchases of U.S. government
 securities.............................          326,668         --                --                 430,759              6,939
Sales of U.S. government securities.....        --                --                --                 127,438          --

                                                                               INTERNATIONAL
                                                            SMALL-CAP VALUE       EQUITY
                                          VALUE PORTFOLIO      PORTFOLIO         PORTFOLIO      FOCUS PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------
Purchases (excluding U.S. government
 securities)............................  $   143,287,630   $    18,927,172   $    58,675,586   $   341,776,729
Sales (excluding U.S. government
 securities)............................      177,962,491        23,168,327        61,886,992       169,944,211
Purchases of U.S. government
 securities.............................        --                --                --                4,474,313
Sales of U.S. government securities.....          152,088         --                --                4,274,009

                                                                              81
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

NOTE 6. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                     FOCUSED
                                                   GROWTH AND       LARGE-CAP                     INTERNATIONAL
                                MID-CAP GROWTH       INCOME           VALUE           VALUE          EQUITY           FOCUS
                                   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                ---------------   -------------   -------------   -------------   -------------   -------------
Morgan Stanley & Co., Inc.....  $        3,553    $    --         $    --         $    --         $    --         $    --
NationsBanc Montgomery
 Securities...................        --                   168         --              --              --                16,094
Shelby Cullom Davis & Co......        --               --                   36            1,254        --              --
J.P. Morgan Securities,
 Inc..........................        --               --              --                 2,969        --              --
Bankers Trust Co..............        --               --              --              --                  735         --
Jardine Fleming Securities
 Ltd..........................        --               --              --              --                5,161         --
Prudential Securities, Inc....        --               --              --              --              --                 4,980

As disclosed in the investment portfolios, certain Portfolios own common stock issued by American International Group, Inc. ("AIG"). Effective January 1, 1999, SAAMCo, the investment adviser, became a wholly owned subsidiary of AIG.

NOTE 7. FEDERAL INCOME TAXES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provision is required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

                                             LARGE-CAP                          AGGRESSIVE      FOCUSED GROWTH
                                              GROWTH        MID-CAP GROWTH        GROWTH          AND INCOME
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------
Cost....................................  $   67,926,005    $   103,304,512   $   168,691,100   $   37,047,122
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
Appreciation............................  $   18,608,930    $    22,248,953   $    67,960,908   $    3,405,236
Depreciation............................        (699,438)        (4,886,937)       (5,059,160)        (457,375)
                                          ---------------   ---------------   ---------------   ---------------
Net unrealized appreciation.............  $   17,909,492    $    17,362,016   $    62,901,748   $    2,947,861
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------

                                                                                                 INTERNATIONAL
                                          LARGE-CAP VALUE                     SMALL-CAP VALUE       EQUITY
                                             PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO         PORTFOLIO      FOCUS PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Cost....................................  $    49,144,534   $   162,552,406   $    46,503,453   $    77,230,200   $   312,109,258
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Appreciation............................  $     8,489,232   $    28,274,232   $     3,705,171   $    10,229,702   $    50,685,664
Depreciation............................       (1,853,972)       (5,975,374)       (6,014,397)       (1,479,916)       (6,747,432)
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Net unrealized appreciation/
 depreciation...........................  $     6,635,260   $    22,298,858   $    (2,309,226)  $     8,749,786   $    43,938,232
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------   ---------------

At October 31, 1998, Large-Cap Growth Portfolio had capital loss carryforward of $1,082,976 which will expire between 2005-2006, Aggressive Growth Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio and Focus Portfolio had capital loss carryforwards of $4,430,983, $6,407,836, $1,185,064, $5,850,175 and $4,898,476, respectively, which were available to the extent provided in regulations and which will expire 2006.

82
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

Focused Growth and Income Portfolio utilized capital loss carryforwards of $13,688 to offset the Portfolios' net taxable gains realized and recognized in the year ended October 31, 1998.

NOTE 8. OPEN FORWARD CURRENCY CONTRACTS

At April 30, 1999, the International Equity Portfolio held forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at April 30, 1999.

                                                            GROSS
    CONTRACT              IN                             UNREALIZED
   TO DELIVER        EXCHANGE FOR     DELIVERY DATE     APPRECIATION
-----------------  ----------------  ---------------   ---------------
*USD      283,193  SGD      481,796          5/10/99   $        1,124
*USD      202,477  CAD      304,680          5/18/99            6,490
 CHF      509,220  USD      345,000          5/18/99           10,588
 CHF      602,480  USD      400,000          5/18/99            4,343
 JPY   89,066,250  USD      750,000          5/18/99            2,397
 SEK    1,833,075  USD      225,000          5/18/99            7,535
 SEK    5,869,290  USD      700,000          5/18/99            3,702
 EUR    1,007,717  USD    1,067,525          5/24/99            1,341
 EUR    1,865,745  USD    1,985,414          5/24/99           11,421
                                                       ---------------
                                                               48,941
                                                       ---------------

                                                             GROSS
    CONTRACT              IN                              UNREALIZED
   TO DELIVER        EXCHANGE FOR      DELIVERY DATE     DEPRECIATION
-----------------  -----------------  ---------------   ---------------
*SGD      481,796  USD       280,000          5/10/99   $       (4,317)
 AUD      933,003  USD       603,000          5/18/99          (14,437)
*CAD      304,680  USD       200,000          5/18/99           (8,967)
 USD      225,000  NOK     1,758,285          5/18/99             (120)
 GBP    1,150,277  USD     1,847,345          5/26/99           (2,561)
                                                        ---------------
                                                               (30,402)
                                                        ---------------
Net Unrealized Appreciation                                     18,539
                                                        ---------------
                                                        ---------------

----------------
* Represents open forward currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

AUD    --    Australian Dollar
CAD    --    Canadian Dollar
CHF    --    Swiss Franc
EUR    --    Euro Currency
GBP    --    Pound Sterling
JPY    --    Japanese Yen
NOK    --    Norwegian Krone
SEK    --    Swedish Krona
SGD    --    Singapore Dollar
USD    --    United States Dollar

                                                                              83
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

NOTE 9. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                                               LARGE-CAP GROWTH PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                               FOR THE                                                 FOR THE
                          SIX MONTHS ENDED                                        SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     632,801   $ 10,100,080    1,126,670   $ 15,068,918    1,095,809   $ 17,248,567    2,091,339   $ 27,630,099
Reinvested
 dividends..........          --             --          317          4,694           --             --          252          3,708
Shares redeemed.....    (221,690)    (3,439,578)  (2,081,206)   (27,467,943)    (271,933)    (4,309,814)    (239,375)    (3,214,482)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........     411,111   $  6,660,502     (954,219)  $(12,394,331)     823,876   $ 12,938,753    1,852,216   $ 24,419,325
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -----------------------------------------------------
                                            CLASS II
                      -----------------------------------------------------
                               FOR THE
                          SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------
Shares sold.........     460,864   $  7,266,196      565,584   $  7,501,837
Reinvested
 dividends..........          --             --           54            792
Shares redeemed.....     (86,868)    (1,406,570)     (42,395)      (571,201)
                      ----------   ------------   ----------   ------------
Net increase........     373,996   $  5,859,626      523,243   $  6,931,428
                      ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------

84
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                MID-CAP GROWTH PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                               FOR THE                                                 FOR THE
                          SIX MONTHS ENDED                                        SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........   1,382,313   $ 22,186,687    2,003,438   $ 30,029,197      898,812   $ 14,236,190    2,411,557   $ 35,655,215
Reinvested
 dividends..........      87,640      1,288,305           --             --      152,206      2,206,988           --             --
Shares redeemed.....  (1,509,155)   (24,503,802)  (1,146,590)   (16,877,753)  (1,048,641)   (16,697,024)    (972,294)   (14,050,897)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........     (39,202)  $ (1,028,810)     856,848   $ 13,151,444        2,377   $   (253,846)   1,439,263   $ 21,604,318
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -----------------------------------------------------
                                            CLASS II
                      -----------------------------------------------------
                               FOR THE
                          SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------
Shares sold.........     765,387   $ 12,155,104    1,037,718   $ 15,100,986
Reinvested
 dividends..........      17,899        259,890           --             --
Shares redeemed.....    (819,110)   (13,122,110)    (724,281)   (10,531,818)
                      ----------   ------------   ----------   ------------
Net increase
 (decrease).........     (35,824)  $   (707,116)     313,437   $  4,569,168
                      ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------

                                                               AGGRESSIVE GROWTH PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                               FOR THE                                                 FOR THE
                          SIX MONTHS ENDED                                        SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     915,183   $ 19,839,735    1,887,998   $ 31,932,623    1,126,809   $ 24,188,957    2,426,954   $ 40,971,389
Reinvested
 dividends..........          --             --       15,149        232,082           --             --       21,234        323,184
Shares redeemed.....    (740,658)   (16,619,050)    (939,066)   (15,813,931)    (572,092)   (12,008,541)    (921,116)   (14,741,870)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase........     174,525   $  3,220,685      964,081   $ 16,350,774      554,717   $ 12,180,416    1,527,072   $ 26,552,703
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -------------------------------------------------------------------------------------------------------------
                                            CLASS II                                                 CLASS Z
                      -----------------------------------------------------   -----------------------------------------------------
                               FOR THE                                                 FOR THE                 FOR THE PERIOD
                          SIX MONTHS ENDED                                        SIX MONTHS ENDED             APRIL 3, 1998*
                           APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999                  THROUGH
                             (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     197,231   $  4,289,444      395,453   $  6,677,908        4,487   $     98,690       21,269   $    378,269
Reinvested
 dividends..........          --             --        1,904         28,983           --             --           --             --
Shares redeemed.....     (90,207)    (1,960,635)    (124,617)    (2,098,913)      (1,775)       (38,902)        (403)        (7,760)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase........     107,024   $  2,328,809      272,740   $  4,607,978        2,712   $     59,788       20,866   $    370,509
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

*   Inception of the class

                                                                              85
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                           FOCUSED GROWTH AND INCOME PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                               FOR THE                                                 FOR THE
                          SIX MONTHS ENDED                                        SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     326,956   $  4,788,177      710,580   $  9,385,878      418,207   $  6,091,921    1,318,539   $ 17,361,591
Reinvested
 dividends..........       9,305        124,043          845         12,086       15,408        203,845          685          9,757
Shares redeemed.....    (248,635)    (3,470,075)  (1,930,218)   (25,563,679)    (249,145)    (3,557,730)    (151,506)    (1,955,466)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........      87,626   $  1,442,145   (1,218,793)  $(16,165,715)     184,470   $  2,738,036    1,167,718   $ 15,415,882
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -----------------------------------------------------
                                            CLASS II
                      -----------------------------------------------------
                               FOR THE
                          SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------
Shares sold.........     182,139   $  2,678,988      210,319   $  2,771,825
Reinvested
 dividends..........       2,151         28,463           79          1,120
Shares redeemed.....     (37,074)      (520,006)     (30,059)      (392,116)
                      ----------   ------------   ----------   ------------
Net increase........     147,216   $  2,187,445      180,339   $  2,380,829
                      ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------

                                                                LARGE-CAP VALUE PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                               FOR THE                                                 FOR THE
                          SIX MONTHS ENDED                                        SIX MONTHS ENDED
                           APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999            FOR THE YEAR ENDED
                             (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     264,900   $  3,498,010    1,166,196   $ 14,892,230      569,932   $  7,425,760    2,558,635   $ 32,748,118
Reinvested
 dividends..........       5,994         75,284          556          7,625       13,093        163,267          657          8,980
Shares redeemed.....    (279,991)    (3,714,405)  (2,099,990)   (26,169,149)    (639,632)    (8,353,424)    (420,860)    (5,315,302)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........      (9,097)  $   (141,111)    (933,238)  $(11,269,294)     (56,607)  $   (764,397)   2,138,432   $ 27,441,796
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -----------------------------------------------------   -----------------------------------------------------
                                            CLASS II                                                 CLASS Z
                      -----------------------------------------------------   -----------------------------------------------------
                               FOR THE                                                 FOR THE                 FOR THE PERIOD
                          SIX MONTHS ENDED                                        SIX MONTHS ENDED             APRIL 16, 1998*
                           APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999                  THROUGH
                             (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     256,203   $  3,375,967      509,447   $  6,443,368        2,252   $     30,066       19,034   $    247,966
Reinvested
 dividends..........       2,238         27,906           98          1,336           95          1,202           14            197
Shares redeemed.....    (119,566)    (1,575,687)     (58,595)      (702,209)      (2,548)       (34,261)      (2,671)       (34,016)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........     138,875   $  1,828,186      450,950   $  5,742,495         (201)  $     (2,993)      16,377   $    214,147
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

*   Inception of the class

86
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                                   VALUE PORTFOLIO
                    -------------------------------------------------------------------------------------------------------------
                                           CLASS A                                                 CLASS B
                    -----------------------------------------------------   -----------------------------------------------------
                             FOR THE                                                 FOR THE
                        SIX MONTHS ENDED                                        SIX MONTHS ENDED
                         APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999            FOR THE YEAR ENDED
                           (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                    -------------------------   -------------------------   -------------------------   -------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.......     436,082   $  6,889,412    3,024,790   $ 49,667,494      446,602   $  6,980,991    3,700,591   $ 60,058,522
Reinvested
 dividends........          --             --      113,683      1,775,725           --             --      181,420      2,813,830
Shares redeemed...  (1,392,032)   (22,108,429)  (1,402,287)   (22,115,075)  (1,717,255)   (26,974,648)  (1,230,770)   (18,910,699)
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).......    (955,950)  $(15,219,017)   1,736,186   $ 29,328,144   (1,270,653)  $(19,993,657)   2,651,241   $ 43,961,653
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      --------------------------------------------------------------------------------------------------------
                                            CLASS II                                              CLASS Z
                      ----------------------------------------------------   -------------------------------------------------
                               FOR THE                                               FOR THE               FOR THE PERIOD
                          SIX MONTHS ENDED                                      SIX MONTHS ENDED           APRIL 16, 1998*
                           APRIL 30, 1999            FOR THE YEAR ENDED          APRIL 30, 1999                THROUGH
                             (UNAUDITED)              OCTOBER 31, 1998             (UNAUDITED)            OCTOBER 31, 1998
                      -------------------------   ------------------------   -----------------------   -----------------------
                        SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                      ----------   ------------   ----------   -----------   ----------   ----------   ----------   ----------
Shares sold.........     123,994   $  1,936,516      649,398   $10,523,159        3,715   $   59,018        8,051   $  130,827
Reinvested
 dividends..........          --             --       16,911       262,283           --           --           --           --
Shares redeemed.....    (349,514)    (5,487,738)    (222,292)   (3,432,853)      (5,099)     (83,279)      (1,371)     (23,115)
                      ----------   ------------   ----------   -----------   ----------   ----------   ----------   ----------
Net increase
 (decrease).........    (225,520)  $ (3,551,222)     444,017   $ 7,352,589       (1,384)  $  (24,261)       6,680   $  107,712
                      ----------   ------------   ----------   -----------   ----------   ----------   ----------   ----------
                      ----------   ------------   ----------   -----------   ----------   ----------   ----------   ----------

                                                              SMALL-CAP VALUE PORTFOLIO
                    -------------------------------------------------------------------------------------------------------------
                                           CLASS A                                                 CLASS B
                    -----------------------------------------------------   -----------------------------------------------------
                             FOR THE                                                 FOR THE
                        SIX MONTHS ENDED                                        SIX MONTHS ENDED
                         APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999            FOR THE YEAR ENDED
                           (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                    -------------------------   -------------------------   -------------------------   -------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.......     318,452   $  3,552,645    1,603,110   $ 20,093,169      335,481   $  3,699,481    2,609,019   $ 32,523,069
Reinvested
 dividends........          --             --        1,239         15,852           --             --        1,337         17,010
Shares redeemed...    (451,674)    (4,998,155)  (1,970,872)   (23,878,009)    (742,148)    (8,067,106)    (449,305)    (5,182,382)
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).......    (133,222)  $ (1,445,510)    (366,523)  $ (3,768,988)    (406,667)  $ (4,367,625)   2,161,051   $ 27,357,697
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                    -------------------------------------------------------------------------------------------------------------
                                          CLASS II                                                 CLASS Z
                    -----------------------------------------------------   -----------------------------------------------------
                             FOR THE                                                 FOR THE                 FOR THE PERIOD
                        SIX MONTHS ENDED                                        SIX MONTHS ENDED             APRIL 16, 1998*
                         APRIL 30, 1999            FOR THE YEAR ENDED            APRIL 30, 1999                  THROUGH
                           (UNAUDITED)              OCTOBER 31, 1998               (UNAUDITED)              OCTOBER 31, 1998
                    -------------------------   -------------------------   -------------------------   -------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.......     136,859   $  1,501,249      610,407   $  7,609,109        3,785   $     42,353       13,605   $    169,205
Reinvested
 dividends........          --             --          244          3,104           --             --           14            183
Shares redeemed...    (140,575)    (1,524,201)     (98,273)    (1,113,740)     (12,124)      (138,625)        (535)        (6,219)
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).......      (3,716)  $    (22,952)     512,378   $  6,498,473       (8,339)  $    (96,272)      13,084   $    163,169
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

*   Inception of the class

                                                                              87
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                           INTERNATIONAL EQUITY PORTFOLIO
                  -----------------------------------------------------------------------------------------------------------------
                                          CLASS A                                                   CLASS B
                  -------------------------------------------------------   -------------------------------------------------------
                           FOR THE                                                   FOR THE
                       SIX MONTHS ENDED                                          SIX MONTHS ENDED
                        APRIL 30, 1999             FOR THE YEAR ENDED             APRIL 30, 1999             FOR THE YEAR ENDED
                         (UNAUDITED)                OCTOBER 31, 1998               (UNAUDITED)                OCTOBER 31, 1998
                  --------------------------   --------------------------   --------------------------   --------------------------
                    SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                  ----------   -------------   ----------   -------------   ----------   -------------   ----------   -------------
Shares sold.....   3,333,641   $  42,982,778    3,643,759   $  46,757,853      329,454   $   4,203,959    1,477,710   $  19,056,486
Reinvested
 dividends......       7,841          98,642       34,215         406,818       14,042         174,266       58,619         691,698
Shares
 redeemed.......  (3,542,537)    (45,952,712)  (3,309,178)    (42,505,076)    (714,301)     (9,160,255)  (1,020,515)    (12,793,168)
                  ----------   -------------   ----------   -------------   ----------   -------------   ----------   -------------
Net increase
 (decrease).....    (201,055)  $  (2,871,292)     368,796   $   4,659,595     (370,805)  $  (4,782,030)     515,814   $   6,955,016
                  ----------   -------------   ----------   -------------   ----------   -------------   ----------   -------------
                  ----------   -------------   ----------   -------------   ----------   -------------   ----------   -------------

                   ----------------------------------------------------------------------------------------------------------------
                                          CLASS II                                                  CLASS Z
                   -------------------------------------------------------   ------------------------------------------------------
                            FOR THE                                                   FOR THE                  FOR THE PERIOD
                        SIX MONTHS ENDED                                          SIX MONTHS ENDED             APRIL 16, 1998*
                         APRIL 30, 1999             FOR THE YEAR ENDED             APRIL 30, 1999                  THROUGH
                          (UNAUDITED)                OCTOBER 31, 1998               (UNAUDITED)               OCTOBER 31, 1998
                   --------------------------   --------------------------   --------------------------   -------------------------
                     SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                   ----------   -------------   ----------   -------------   ----------   -------------   ----------   ------------
Shares sold......     188,214   $   2,403,722      446,371   $   5,752,349        2,580   $      33,527       11,801   $    159,226
Reinvested
 dividends.......       2,040          25,318        3,864          45,601           47             586           --             --
Shares
 redeemed........    (147,122)     (1,890,934)    (148,954)     (1,852,682)     (11,770)       (155,594)          --             --
                   ----------   -------------   ----------   -------------   ----------   -------------   ----------   ------------
Net increase
 (decrease)......      43,132   $     538,106      301,281   $   3,945,268       (9,143)  $    (121,481)      11,801   $    159,226
                   ----------   -------------   ----------   -------------   ----------   -------------   ----------   ------------
                   ----------   -------------   ----------   -------------   ----------   -------------   ----------   ------------

                                                                    FOCUS PORTFOLIO
                    ---------------------------------------------------------------------------------------------------------------
                                           CLASS A                                                  CLASS B
                    ------------------------------------------------------   ------------------------------------------------------
                             FOR THE                  FOR THE PERIOD                  FOR THE                  FOR THE PERIOD
                         SIX MONTHS ENDED              JUNE 8, 1998+             SIX MONTHS ENDED              JUNE 8, 1998+
                          APRIL 30, 1999                  THROUGH                 APRIL 30, 1999                  THROUGH
                           (UNAUDITED)               OCTOBER 31, 1998               (UNAUDITED)               OCTOBER 31, 1998
                    --------------------------   -------------------------   -------------------------   --------------------------
                      SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                    ----------   -------------   ----------   ------------   ----------   ------------   ----------   -------------
Shares sold.......   4,142,979   $  64,587,815    4,937,120   $ 62,391,549    5,880,966   $ 92,830,787    4,130,135   $  52,830,672
Reinvested
 dividends........          --              --           --             --           --             --           --              --
Shares redeemed...    (621,915)     (9,842,218)  (2,574,338)   (32,571,137)    (608,782)    (9,596,126)    (482,431)     (5,983,085)
                    ----------   -------------   ----------   ------------   ----------   ------------   ----------   -------------
Net increase......   3,521,064   $  54,745,597    2,362,782   $ 29,820,412    5,272,184   $ 83,234,661    3,647,704   $  46,847,587
                    ----------   -------------   ----------   ------------   ----------   ------------   ----------   -------------
                    ----------   -------------   ----------   ------------   ----------   ------------   ----------   -------------

                      -----------------------------------------------------
                                            CLASS II
                      -----------------------------------------------------
                               FOR THE                 FOR THE PERIOD
                          SIX MONTHS ENDED              JUNE 8, 1998+
                           APRIL 30, 1999                  THROUGH
                             (UNAUDITED)              OCTOBER 31, 1998
                      -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------
Shares sold.........   4,723,826   $ 75,558,952    2,883,328   $ 36,845,163
Reinvested
 dividends..........          --             --           --             --
Shares redeemed.....    (408,100)    (6,516,668)     (65,791)      (780,345)
                      ----------   ------------   ----------   ------------
Net increase........   4,315,726   $ 69,042,284    2,817,537   $ 36,064,818
                      ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------

*   Inception of the class

+   Commencement of Operations

88
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

NOTE 10. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of April 30, 1999, Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Focused Growth and Income Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, and Focus Portfolio had accrued $1,521, $4,236, $6,147, $1,308, $1,463, $8,528, $1,450, $6,557, and $1,498,
respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of April 30, 1999 expensed $714, $1,488, $2,234, $468, $665, $2,967, $649, $1,310, and $1,498, respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

[SUNAMERICA LOGO] SunAmerica                              BULK RATE
                  Mutual Funds                           U.S. POSTAGE
The SunAmerica Center                                        PAID
733 Third Avenue                                        KANSAS CITY, MO
New York, NY 10017-3204                                 PERMIT NO. 2891



Multi-Managed, Style-Based and Stylized Mutual Funds


Large-Cap Growth Portfolio        [JANUS LOGO]            [L. ROY PAPP & ASSOCIATES     [MONTAG & CALDWELL INVESTMENT
                                                          LOGO]                         COUNSEL LOGO]

Mid-Cap Growth Portfolio          [MILLER                 [T.ROWE PRICE LOGO]           [WELLINGTON MANAGEMENT LOGO]
                                  ANDERSON &
                                  SHERRERD, LLP LOGO]

Aggressive Growth Portfolio       [JANUS LOGO]            [SUNAMERICA LOGO]             [WARBURG PINCUS LOGO]

Focused Growth and                [SUNAMERICA ASSET                                     [MARSICO CAPITAL MANAGEMENT, LLC
Income Portfolio                  MANAGEMENT LOGO]                                      LOGO]

Large-Cap Value Portfolio         [DAVID L. BABSON & CO.  [DAVIS SELECTED ADVISERS      [WELLINGTON MANAGEMENT LOGO]
                                  LOGO]                   LOGO]

Value Portfolio                   [AMERICAN CENTURY       [NEUBERGER BERMAN             [DAVIS SELECTED ADVISERS LOGO]
                                  LOGO]                   LOGO]

Small-Cap Value Portfolio         [LAZARD                 [BERGER                       [THE GLENMEDE TRUST COMPANY LOGO]
                                  LOGO]                   LOGO]

International Equity Portfolio    [BANKERS TRUST                                        [WARBURG PINCUS LOGO]
                                  LOGO]

Focus Portfolio                   [BRAMWELL CAPITAL       [JENNISON ASSOCIATES          [MARSICO CAPITAL MANAGEMENT, LLC LOGO]
                                  MANAGEMENT, INC.        LOGO]
                                  LOGO]

[SUNAMERICA LOGO] SunAmerica      This report is submitted solely for the
                  Mutual Funds    general information of shareholders of the
                                  fund. Distribution of this report to persons other than shareholders of the fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

                                                        STYLE SELECT SERIES LOGO